[CDC NVEST FUNDS(SM) LOGO]

ANNUAL REPORT
DECEMBER 31, 2002

CDC NVEST SHORT TERM BOND FUND
LOOMIS, SAYLES & COMPANY

CDC NVEST BOND INCOME FUND
LOOMIS, SAYLES & COMPANY

CDC NVEST HIGH INCOME FUND
LOOMIS, SAYLES & COMPANY

CDC NVEST STRATEGIC INCOME FUND
LOOMIS, SAYLES & COMPANY

CDC NVEST LIMITED TERM U.S. GOVERNMENT FUND
LOOMIS, SAYLES & COMPANY

CDC NVEST GOVERNMENT SECURITIES FUND
LOOMIS, SAYLES & COMPANY

CDC Nvest Funds

ANNUAL REPORT                                                  DECEMBER 31, 2002

Table of contents

PRESIDENT'S LETTER                                                             1
ECONOMIC UPDATE                                                                2
PORTFOLIO MANAGERS' COMMENTARY AND PERFORMANCE
  CDC Nvest Short Term Bond Fund                                               4
  CDC Nvest Bond Income Fund                                                   6
  CDC Nvest High Income Fund                                                   8
  CDC Nvest Strategic Income Fund                                             10
  CDC Nvest Limited Term U.S. Government Fund                                 12
  CDC Nvest Government Securities Fund                                        14
RISKS OF INVESTING IN CDC NVEST INCOME FUNDS                                  16
SCHEDULES OF INVESTMENTS
  CDC Nvest Short Term Bond Fund                                              17
  CDC Nvest Bond Income Fund                                                  20
  CDC Nvest High Income Fund                                                  23
  CDC Nvest Strategic Income Fund                                             26
  CDC Nvest Limited Term U.S. Government Fund                                 31
  CDC Nvest Government Securities Fund                                        33
STATEMENTS OF ASSETS AND LIABILITIES                                          34
STATEMENTS OF OPERATIONS                                                      36
STATEMENTS OF CHANGES IN NET ASSETS                                           38
FINANCIAL HIGHLIGHTS                                                          40
NOTES TO FINANCIAL STATEMENTS                                                 48
REPORT OF INDEPENDENT ACCOUNTANTS                                             59
TRUSTEES' INFORMATION                                                         60

                               PRESIDENT'S LETTER

FEBRUARY 2003

[PHOTO OF JOHN T. HAILER]
John T. Hailer
President
CDC Nvest Funds

"...A PROFESSIONAL FINANCIAL ADVISOR CAN HELP YOU TAKE THE EMOTION OUT OF INVESTING AND MAKE SOUND, RATIONAL DECISIONS FOR THE LONG TERM."

Dear Shareholder:

Investors will remember 2002 as a year marked by extremes. The bear market reached into its third year, questions surrounding corporate governance grew, and the threat of war with Iraq intensified. Yet even through these dark clouds, investors found some bright spots and the market delivered seven weeks of positive returns through October and November, making for the longest rally since the first quarter of 2000.

It may be impossible to predict where the market will go from here, but there are steps you can take to be prepared. Now is a good time to return to such core investment principles as investing with a long-term outlook, diversifying your portfolio, managing your asset allocation, and looking to your financial advisor for guidance.

This fourth principle may be the most important for these times. When you are unnerved by volatility and uncertainty, a professional financial advisor can help you take the emotion out of investing and make sound, rational decisions for the long term.

As you plan your future, CDC Nvest Funds will be here for you, giving you access to the depth and strength of CDC IXIS Asset Management, a $312 billion* global money manager. Through its unique multi-manager approach we can bring you a diverse selection of investment disciplines that may help you achieve many goals in the years ahead.

We thank you for continuing to place your trust in CDC Nvest Funds and look forward to helping you succeed, whatever the future brings.


Sincerely,

/s/ John T. Hailer

* As of 12/31/02

                                 ECONOMIC UPDATE

FEBRUARY 2003

THE ECONOMY

As 2002 drew to a close, a full economic recovery remained out of reach. Quarterly growth numbers surged to 5.0% in the first quarter and then slowed to a crawl in the fourth quarter, for an average rate for the year of 2.4%, according to the U.S. Commerce Department's advanced estimate. Layoffs continued among manufacturing companies, the result of continued sluggish demand for industrial equipment, big-ticket consumer items and air travel. The jobless rate rose to 6.0% at the end of December, according to the U.S. Department of Labor. This was an eight-year high, although labor markets actually improved in sectors that are expected to get a boost from higher defense spending.

Except for basic areas like medical care and housing, low inflation is helping consumers stretch their dollar. While most retailers were disappointed with holiday sales, car sales were surprisingly strong, and spending on computers and other technology-related equipment finally came to life by the end of the year. Personal savings reached 4.4% of disposable income in the fourth quarter of 2002
- well above the depressed levels of the past few years, but below levels prior to the stock market boom in the late 1990s. The housing market, which had remained strong all year, began to cool late in the year, only to surge again in December, pushing home building activity for all of 2002 to the highest level in 16 years.

Aside from the possibility of war in Iraq, prospects for the year ahead are brighter. Strong productivity growth is expected to translate into greater profitability, and the Federal Reserve Board's November interest rate cut, the first in nearly a year, is expected to provide added stimulus for growth.

                              PERSONAL SAVINGS RATE
                                     VERSUS
                          DOW JONES INDUSTRIAL AVERAGE
                        Ten Years ended December 31, 2002

[CHART]


                       PERSONAL        DOW JONES
                       SAVINGS         INDUSTRIAL
DATE                    RATE           AVERAGE
1993                     8.7             3754
1994                     6.6             3834
1995                     4.8             5117
1996                     4.6             6448
1997                     4.2             7908
1998                     3.9             9181
1999                     1.6            11497
2000                     2.7            10787
2001                     1.3            10022
2002                     4.4             8342

Source: Seasonally adjusted personal savings rate, Bureau of Economic Analysis

THE CHART COMPARES THE ANNUAL PERSONAL SAVINGS RATE OF ALL AMERICANS FOR EACH OF THE PAST TEN YEARS TO THE CLOSING PRICE ON THE DOW JONES INDUSTRIAL AVERAGE. AS THE DOW HEADED INTO ITS STEEP RISE IN THE LATE 1990S, THE PERSONAL SAVINGS RATE DECLINED. AS STOCK PRICES BEGAN A THREE-YEAR DECLINE IN 2000, THE SAVINGS RATE INCREASED FOR THE FIRST TIME IN TEN YEARS. THIS SUGGESTS THAT INVESTORS NO LONGER FEEL THEY CAN RELY ON DOUBLE-DIGIT RETURNS ON THEIR INVESTMENTS TO BUILD FOR THEIR FUTURE. THEY ARE REACHING DEEPER INTO THEIR POCKETS, SETTING ASIDE A GREATER PORTION OF THEIR DISPOSABLE INCOME.

                                 ECONOMIC UPDATE

THE EQUITY MARKETS

For equity investors, 2002 was a year on the see-saw. Stock prices moved up in the first quarter, down in the second and third quarters, and back up again in the fourth quarter, raising hope that the longest bear market in recent memory could finally be over. But for the year as a whole, the gains were not enough; all major stock market indexes closed December in negative territory, making 2002 the third consecutive losing year for common stocks.

Foreign stocks fared as badly as the U.S. market or even worse, as economic problems persisted around the globe. However, the market experienced a change in sentiment in the fourth quarter, as money flowed into stocks that had been hard hit a year ago. U.S.-based investors benefited from the strength of the euro versus the dollar. Asian equities were also mired in red ink, but in general, Asian markets did better than the United States.

THE FIXED-INCOME MARKETS

Bond investors were on a see-saw of their own, but returns generally moved counter to the stock market. However, the Fed's decision to cut short-term interest rates by a generous 0.5% in November gave the markets renewed strength in December. The yield on the benchmark ten-year U.S. Treasury bond fell from 5.1% to 4.0% by the end of the year and short-term rates dropped from 1.7% to 1.2% - their lowest level in 41 years. In general, higher-quality bonds outperformed lower-quality bonds. Municipal bonds, which had been strong performers throughout the year, were flat in the closing quarter. High-yield bonds generally lost ground during the year, as the bankruptcy rate remained high, especially in the troubled telecommunications and utilities sectors. However, in the final quarter, high-grade bonds lost ground and the high-yield sector came back to life.


                            HISTORICAL INTEREST RATES
              Quarter-by-quarter, ten years ended December 31, 2002

[CHART]

                      3-MONTH           3-YEAR
                      TREASURY         TREASURY
                       BILLS            BONDS
        12/92           3.22             6.7
         3/93           2.96            6.07
                        3.05            5.79
                         2.9            5.33
        12/93           3.06            5.77
                         3.5            6.72
                         4.2            7.27
                        4.79             7.6
        12/94           5.56            7.81
                        5.64            7.15
                        5.35            6.17
                        5.14            6.26
        12/95           4.91            5.64
                        4.99            5.32
                        5.12            6.85
                        5.18            6.73
        12/96           5.08            6.45
                        5.18             6.9
                        5.12            6.42
                        4.93            6.06
        12/97           5.29            5.75
                        5.05            5.61
                           5            5.44
                        4.43            4.46
        12/98           4.52             4.7
                        4.38            5.24
                        4.75            5.87
                        4.72            5.92
        12/99            5.3            6.41
                        5.72            6.13
                        5.68            6.08
                        6.01            5.82
        12/00            5.7            5.01
                         4.2            4.95
                        3.38            5.29
                        2.32            4.53
                        1.71            5.15
        12/01           1.82            5.38
                        1.69            4.83
                        1.54            3.69
        12/02           1.19            3.92

Source: Federal Reserve Board

THE CHART COMPARES INTEREST RATES ON TWO MARKET BENCHMARKS OVER THE PAST DECADE. IN THE TWO YEARS SINCE THE FED BEGAN ITS STIMULUS PROGRAM, BOTH TEN-YEAR AND THREE-MONTH TREASURY RATES HAVE BEEN VOLATILE. HOWEVER, WHILE RATES ON TEN-YEAR TREASURIES DECLINED BY 20%, FROM 5.0% TO 4.0%, THREE-MONTH TREASURIES FELL BY ALMOST 80% DURING THE PERIOD, FROM 5.9% TO 1.2%. THE CHART ALSO SHOWS THAT THIS PATTERN IS UNUSUAL. HISTORICALLY, INTEREST RATES ON SHORT-TERM SECURITIES HAVE BEEN LESS VOLATILE THAN LONGER-TERM RATES.

                         CDC NVEST SHORT TERM BOND FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks a high level of current income consistent with preservation of capital

STRATEGY:
Invests primarily in bonds that mature in three years or less. May also consider other income opportunities

INCEPTION DATE:
October 18, 1991

MANAGERS:
Craig Smith
Richard G. Raczkowski
John Hyll
Loomis, Sayles & Company, L.P.

SYMBOLS:
Class A       NEFAX
Class B       NEABX
Class C       NECSX
Class Y       NECYX

NET ASSET VALUE PER SHARE:
(DECEMBER 31, 2002)

Class A          $ 6.97
Class B            6.96
Class C            6.95
Class Y            6.97

                                                           MANAGEMENT DISCUSSION

An anemic economy, together with a series of corporate scandals, the threat of terrorism, and tensions in the Middle East, kept the bond and stock markets on edge in 2002. CDC Nvest Short Term Bond Fund's holdings in the telecommunications, cable/media and energy sectors hurt performance this summer, and even though these sectors rebounded in the fourth quarter, the fund lagged its benchmark for the year.

For the 12 months ended December 31, 2002, the total return on the fund's Class A shares was 2.13% at net asset value, including $0.34 per share in reinvested dividends. The fund's benchmark, Lehman Brothers 1-3 Year Government/Credit Index, ended the period with a return of 6.28%, while the average return on the funds in Morningstar's Short Term Bond category was 5.24%.

BOND PERFORMANCE IN DIFFERENT SECTORS DIVERGED IN 2002

Performance results for different classes of corporate bonds diverged in 2002. High-quality issues were strong early in the year, as investors sought relative safety and current income in an uncertain economic environment. Meanwhile, lower-quality, more aggressive bonds lagged. The worst performers were bonds issued by high-tech and energy companies, such as WorldCom, AES Corporation and El Paso Corp. Each of these issues was in the portfolio at one time during the year and had a negative effect on the fund's results. Some of these companies were impacted by serious concerns about corporate governance. In other instances, however, companies came under scrutiny simply because the rating agencies began to interpret guidelines on debt levels more strictly, and changed their ratings accordingly.

MARKET SENTIMENT SHIFTED IN FOURTH QUARTER

Investor confidence began to improve in October, and lower-rated, higher-yielding corporate bonds rallied. Many companies were able to renegotiate loans at lower rates and sell assets to shore up their finances. Investors, too, seemed to regain confidence. Sprint, Comcast and AOL Time-Warner were among the fund's top performers in the closing quarter.

As lower-quality bonds returned to favor, the tide went out for the highest-quality bonds in the portfolio - U.S. Treasuries, agencies and top-rated corporate bonds. The hint of a recovery brought with it prospects for rising interest rates, and when interest rates rise, bond prices tend to decline commensurately. Currently, interest rates on Treasury securities are close to 41-year lows. As yields rise, the "spread," or difference in yield between high- and low-quality bonds, diminishes. Especially early in the cycle, higher-quality bonds with lower yields may tend to have greater price sensitivity until quality spreads narrow.

Maturity is another factor influencing yields. Long-term bonds typically offer higher yields than short-term issues. Currently the difference in yield between long- and short-term bonds is also wide by historic measures, and short-term bond rates may be more volatile in the coming months than rates on long-term bonds.

LOOMIS EXPECTS GRADUAL ECONOMIC RECOVERY IN 2003

Although current economic data is mixed, this is not unusual when the economy is at a turning point. While acknowledging the fragility of any economic forecast, we expect the coming year to be one of slow improvement. Low but rising interest rates and increasing budget deficits should make U.S. Treasuries less attractive than other market sectors. In this environment, the additional yield provided by corporate bonds and mortgage- and asset-backed securities should compensate for declining bond prices as yields continue to rise.

                         CDC NVEST SHORT TERM BOND FUND

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2002

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest Short Term Bond Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART]

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES


              DECEMBER 31, 1992 THROUGH DECEMBER 31, 2002

               NAV         MSC      LB Short     LB 1-3
                                    1-5 Inv     Govt/Credit
12/31/92     $10,000     $ 9,700    $10,000     $10,000
             $10,065     $ 9,764    $10,167     $10,107
             $10,119     $ 9,815    $10,306     $10,190
             $10,156     $ 9,851    $10,355     $10,222
             $10,218     $ 9,912    $10,452     $10,287
             $10,227     $ 9,921    $10,437     $10,263
             $10,289     $ 9,980    $10,566     $10,341
             $10,312     $10,002    $10,596     $10,365
             $10,360     $10,049    $10,731     $10,452
             $10,394     $10,082    $10,767     $10,486
             $10,387     $10,075    $10,807     $10,510
             $10,377     $10,065    $10,797     $10,513
12/31/93     $10,410     $10,097    $10,852     $10,556
             $10,458     $10,144    $10,968     $10,623
             $10,461     $10,147    $10,856     $10,559
             $10,424     $10,112    $10,732     $10,504
             $10,401     $10,089    $10,668     $10,464
             $10,394     $10,082    $10,686     $10,478
             $10,429     $10,116    $10,716     $10,506
             $10,452     $10,139    $10,856     $10,601
             $10,519     $10,203    $10,904     $10,637
             $10,499     $10,184    $10,844     $10,614
             $10,526     $10,210    $10,857     $10,638
             $10,509     $10,194    $10,795     $10,594
12/31/94     $10,496     $10,181    $10,819     $10,614
             $10,615     $10,297    $10,998     $10,759
             $10,733     $10,411    $11,216     $10,908
             $10,847     $10,522    $11,287     $10,970
             $10,903     $10,576    $11,421     $11,069
             $11,021     $10,691    $11,714     $11,255
             $11,049     $10,718    $11,791     $11,324
             $11,094     $10,761    $11,822     $11,369
             $11,150     $10,816    $11,924     $11,438
             $11,220     $10,884    $12,001     $11,494
             $11,276     $10,938    $12,119     $11,590
             $11,345     $11,004    $12,264     $11,690
12/31/95     $11,398     $11,056    $12,381     $11,778
             $11,469     $11,125    $12,510     $11,879
             $11,505     $11,160    $12,420     $11,834
             $11,544     $11,198    $12,371     $11,825
             $11,597     $11,249    $12,360     $11,837
             $11,637     $11,288    $12,370     $11,864
             $11,674     $11,324    $12,487     $11,951
             $11,730     $11,378    $12,534     $11,998
             $11,787     $11,434    $12,560     $12,042
             $11,859     $11,503    $12,719     $12,152
             $11,949     $11,590    $12,916     $12,154
             $12,021     $11,661    $13,059     $12,381
12/31/96     $12,063     $11,701    $13,013     $12,383
             $12,105     $11,742    $13,080     $12,443
             $12,175     $11,810    $13,113     $12,474
             $12,218     $11,851    $13,054     $12,464
             $12,292     $11,923    $13,190     $12,567
             $12,352     $11,982    $13,295     $12,654
             $12,427     $12,055    $13,412     $12,743
             $12,522     $12,146    $13,645     $12,884
             $12,600     $12,222    $13,605     $12,896
             $12,660     $12,280    $13,747     $12,992
             $12,739     $12,356    $13,844     $13,089
             $12,747     $12,365    $13,867     $13,122
12/31/97     $12,809     $12,425    $13,959     $13,209
             $12,888     $12,502    $14,127     $13,336
             $12,909     $12,522    $14,137     $13,347
             $12,954     $12,565    $14,190     $13,399
             $12,996     $12,606    $14,269     $13,465
             $13,039     $12,648    $14,365     $13,538
             $13,080     $12,688    $14,440     $13,608
             $13,104     $12,711    $14,498     $13,672
             $13,216     $12,820    $14,621     $13,829
             $13,234     $12,837    $14,922     $14,015
             $13,242     $12,844    $14,895     $14,076
             $13,268     $12,870    $14,965     $14,073
12/31/98     $13,327     $12,927    $15,014     $14,128
             $13,379     $12,978    $15,125     $14,188
             $13,299     $12,900    $14,993     $14,128
             $13,400     $12,998    $15,133     $14,228
             $13,465     $13,061    $15,205     $14,277
             $13,363     $12,962    $15,111     $14,265
             $13,391     $12,989    $15,152     $14,308
             $13,419     $13,016    $15,132     $14,348
             $13,409     $13,007    $15,152     $14,386
             $13,514     $13,108    $15,294     $14,483
             $13,523     $13,118    $15,354     $14,526
             $13,514     $13,108    $15,396     $14,558
12/31/99     $13,575     $13,168    $15,388     $14,573
             $13,550     $13,144    $15,355     $14,573
             $13,659     $13,249    $15,474     $14,674
             $13,708     $13,296    $15,563     $14,757
             $13,600     $13,192    $15,525     $14,785
             $13,629     $13,220    $15,562     $14,839
             $13,838     $13,422    $15,803     $15,003
             $13,947     $13,529    $15,935     $15,105
             $13,997     $13,577    $16,102     $15,225
             $14,189     $13,763    $16,272     $15,350
             $14,189     $13,763    $16,288     $15,419
             $14,331     $13,901    $16,444     $15,563
12/31/2000   $14,482     $14,047    $16,692     $15,750
             $14,618     $14,179    $16,995     $15,974
             $14,710     $14,268    $17,153     $16,087
             $14,822     $14,377    $17,303     $16,218
             $14,851     $14,405    $17,337     $16,269
             $14,942     $14,494    $17,468     $16,369
             $14,969     $14,520    $17,545     $16,432
             $15,230     $14,773    $17,871     $16,639
             $15,342     $14,882    $18,033     $16,752
             $15,541     $15,075    $18,239     $17,001
             $15,696     $15,225    $18,471     $17,171
             $15,634     $15,165    $18,373     $17,125
12/31/2001   $15,614     $15,146    $18,317     $17,133
             $15,659     $15,189    $18,398     $17,182
             $15,659     $15,189    $18,497     $17,257
             $15,571     $15,103    $18,319     $17,144
             $15,592     $15,124    $18,550     $17,336
             $15,721     $15,250    $18,766     $17,427
             $15,543     $15,077    $18,871     $17,566
             $15,493     $15,028    $18,989     $17,741
             $15,664     $15,194    $19,220     $17,837
             $15,744     $15,271    $19,504     $17,991
             $15,759     $15,286    $19,441     $18,014
             $15,772     $15,299    $19,556     $18,013
12/31/2002   $15,946     $15,468    $19,943     $18,209

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2002

                                               1 YEAR(6)  5 YEARS(6) 10 YEARS(6)  SINCE INCEPTION(6)
CLASS A (Inception 10/18/91)
Net Asset Value(1)                               2.13%       4.48%       4.78%            --
With Maximum Sales Charge(2)                    -0.92        3.84        4.46             --

CLASS B (Inception 9/13/93)
Net Asset Value(1)                               1.36        3.73          --           3.94%
With CDSC(3)                                    -3.51        3.40          --           3.94

CLASS C (Inception 12/7/98)
Net Asset Value(1)                               1.34          --          --           3.80
With Maximum Sales Charge and CDSC(3)           -0.61          --          --           3.56

CLASS Y (Inception 10/1/01)
Net Asset Value(1)                               2.39          --          --           2.24

                                                                                      SINCE          SINCE         SINCE
                                                                                     CLASS B        CLASS C       CLASS Y
COMPARATIVE PERFORMANCE                         1 YEAR       5 YEARS     10 YEARS   INCEPTION(9)  INCEPTION(9)  INCEPTION(9)
Lehman 1-3 Yr. Govt/Credit Index(4)              6.28%        6.64%        6.18%        6.15%        6.55%         5.16%
Lehman 1-5 Yr. Credit Index(5)                   8.88         7.40         7.15         6.89         7.36          6.79
Morningstar Short Term Bond Fund Ave.(7)         5.24         5.75         5.78         5.50         5.64          3.72
Lipper Short Term Inv. Grade Funds Ave.(8)       4.37         5.55         5.57         5.36         5.47          3.18

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                               PORTFOLIO AS OF DECEMBER 31, 2002

[CHART]


CREDIT QUALITY
A                46.2%
Aa                5.3%
Aaa              22.2%
Ba                1.3%
Baa              20.0%
Not Rated         5.0%

Credit quality is based on bond ratings from Moody's Investors Service

[CHART]


EFFECTIVE MATURITY
Less than 1 year   22.3%
1-5 years          77.7%

Average Effective Maturity: 2.0 years


See page 16 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

(1) Does not include a sales charge.
(2) Includes the maximum sales charge of 3.00%.
(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index of U.S. government and U.S. and foreign corporate debt securities with maturities of one to three years.
(5) Lehman Brothers 1-5 Year Credit Index is an unmanaged index of investment-grade domestic corporate debt securities with maturities of one to five years.
(6) The adviser waived certain fees and expenses during the period indicated and the Fund's average annual total returns and yields would have been lower had these not been waived.
(7) Morningstar Short Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
(8) Lipper Short Term Investment Grade Debt Funds Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Lipper Inc.
(9) The since-inception comparative performance shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/98; Class Y from 10/31/01.

                           CDC NVEST BOND INCOME FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks a high current income plus the opportunity for capital appreciation to produce a high total return

STRATEGY:
Invests primarily in quality corporate and U.S. government bonds and some foreign bonds

INCEPTION DATE:
November 7, 1973

MANAGERS:
Peter W. Palfrey
Curt A. Mitchell
Richard G. Raczkowski
Loomis, Sayles & Company, L.P.

SYMBOLS:
Class A       NEFRX
Class B       NERBX
Class C       NECRX
Class Y       NERYX

NET ASSET VALUE PER SHARE:
(DECEMBER 31, 2002)

Class A          $ 11.28
Class B            11.28
Class C            11.29
Class Y            11.33

                                                           MANAGEMENT DISCUSSION

Concerns about sluggish economic growth and a series of corporate scandals caused fixed-income investors to seek the safety of top-rated bonds during most of 2002. Against this backdrop, the fund's emphasis on lower-rated corporate bonds put it at a disadvantage.

For the 12 months ended December 31, 2002, CDC Nvest Bond Income Fund's total return was 2.84% for Class A shares, including $0.62 per share in reinvested dividends. For the same period, the fund's benchmark, Lehman Brothers Aggregate Bond Index, returned 10.25%, while the average return on the funds in Morningstar's Intermediate Bond Fund category was 7.88%. The fund's 30-day SEC yield at the end of December 2002 was 4.84%.

LOWER-RATED ISSUES HURT PERFORMANCE IN 2002

WorldCom was by far the most damaging of the fund's holdings. Qwest was also negative, but to a lesser degree. Up until shortly before allegations of fraud began to appear, WorldCom was rated A and one of the fund's largest holdings. We sold both WorldCom and Qwest at a loss, and even eliminated positions in such high-grade telecom companies as Sprint. At the same time, we subjected all the fund's high-yielding positions to intense scrutiny, including technology, utility and energy companies, in an effort to assess their vulnerability to a potential loss of liquidity. We also increased the fund's diversification to minimize the potential risks of exposure to any one company.

As we sold or trimmed high-yield positions, we increased the fund's weighting in Treasuries and U.S. government agency obligations. In an effort to maintain as high a level of income as possible, we lengthened the fund's maturity structure and added to its position in mortgage-backed securities. In October and November, when renewed prospects for growth began to restore investor confidence, we began looking for opportunities to rebuild the fund's emphasis on corporate bonds, some of which appeared to be attractively priced.

SOME CORPORATE BONDS, FOREIGN CURRENCY EXPOSURE, BENEFITED FUND

As an asset class, the fund's holdings in Treasuries and U.S. government agency obligations benefited the fund in 2002, but certain high-grade corporate bonds were the best performers. For example, Kappa-Beheer, a paper company with bonds denominated in euros, provided the greatest return in 2002. This reflected rising paper valuations as the global economy improved, as well as the strength of the euro versus the U.S. dollar. TCI and Comcast also contributed to fund performance, as cable valuations rebounded strongly during the latter part of the year. Among the fund's other corporate holdings, the defense, banking, rails and consumer products sectors generated attractive returns in 2002.

LOOMIS SEES IMPROVING OUTLOOK FOR CORPORATE BONDS IN 2003

We believe the rash of corporate scandals and downgrades may now be largely behind us. If corporate profits gain momentum later in the new year, this could lead to considerable upside potential for corporate bonds in general, and medium- to lower-rated bonds in particular. Those areas that were the most severely impacted by the market's "flight to quality" in 2002 should reap the rewards.

However, if tensions in Iraq and North Korea worsen, investor preference could swing back in favor of relative safety. Consequently, Aaa-rated issues accounted for nearly 50% of the fund's assets as of the end of December, with more than 30% in mortgage-backed securities to provide some income cushion should corporate bonds come under renewed pressure. Non-investment grade bonds account for less than 12% of assets, yet the fund retains a significant yield advantage over the broader market. As issues on the world political and economic front become clearer, we will again increase our allocation to lower-rated, higher-yielding securities.

                           CDC NVEST BOND INCOME FUND

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2002

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest Bond Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[CHART]

             DECEMBER 31, 1992 THROUGH DECEMBER 31, 2002

               NAV         MSC      LB Agg    LB US Credit
12/31/92     $10,000    $ 9,550    $10,000    $10,000
             $10,235    $ 9,774    $10,192    $10,233
             $10,488    $10,016    $10,370    $10,468
             $10,508    $10,035    $10,413    $10,504
             $10,592    $10,115    $10,486    $10,585
             $10,606    $10,129    $10,499    $10,598
             $10,834    $10,346    $10,690    $10,855
             $10,921    $10,429    $10,750    $10,934
             $11,139    $10,638    $10,938    $11,206
             $11,145    $10,643    $10,968    $11,232
             $11,220    $10,715    $11,009    $11,289
             $11,099    $10,600    $10,916    $11,150
12/31/93     $11,186    $10,683    $10,975    $11,216
             $11,361    $10,850    $11,123    $11,434
             $11,112    $10,612    $10,930    $11,164
             $10,815    $10,328    $10,660    $10,821
             $10,703    $10,221    $10,575    $10,717
             $10,647    $10,168    $10,574    $10,677
             $10,581    $10,105    $10,550    $10,651
             $10,780    $10,295    $10,760    $10,920
             $10,837    $10,349    $10,773    $10,932
             $10,722    $10,240    $10,615    $10,729
             $10,693    $10,212    $10,605    $10,704
             $10,664    $10,184    $10,582    $10,686
12/31/94     $10,719    $10,237    $10,655    $10,775
             $10,900    $10,409    $10,866    $11,003
             $11,259    $10,752    $11,124    $11,320
             $11,262    $10,755    $11,192    $11,413
             $11,483    $10,967    $11,349    $11,605
             $11,990    $11,450    $11,788    $12,152
             $12,096    $11,552    $11,874    $12,262
             $12,031    $11,490    $11,848    $12,208
             $12,245    $11,694    $11,991    $12,404
             $12,398    $11,840    $12,107    $12,551
             $12,563    $11,998    $12,265    $12,715
             $12,760    $12,185    $12,449    $12,958
12/31/95     $12,945    $12,363    $12,623    $13,172
             $13,000    $12,415    $12,707    $13,257
             $12,718    $12,145    $12,486    $12,942
             $12,654    $12,085    $12,399    $12,832
             $12,548    $11,983    $12,330    $12,725
             $12,537    $11,973    $12,305    $12,703
             $12,720    $12,148    $12,470    $12,889
             $12,752    $12,179    $12,504    $12,914
             $12,752    $12,179    $12,483    $12,874
             $13,049    $12,462    $12,701    $13,147
             $13,380    $12,778    $12,982    $13,506
             $13,702    $13,085    $13,204    $13,795
12/31/96     $13,542    $12,933    $13,082    $13,604
             $13,618    $13,005    $13,122    $13,623
             $13,703    $13,087    $13,154    $13,681
             $13,499    $12,891    $13,008    $13,468
             $13,647    $13,033    $13,203    $13,672
             $13,831    $13,209    $13,328    $13,826
             $14,074    $13,441    $13,486    $14,022
             $14,641    $13,982    $13,850    $14,535
             $14,391    $13,744    $13,732    $14,321
             $14,677    $14,017    $13,934    $14,571
             $14,816    $14,150    $14,136    $14,756
             $14,885    $14,215    $14,202    $14,839
12/31/97     $15,039    $14,362    $14,345    $14,996
             $15,238    $14,553    $14,529    $15,174
             $15,288    $14,600    $14,518    $15,170
             $15,382    $14,690    $14,568    $15,226
             $15,453    $14,757    $14,644    $15,322
             $15,610    $14,907    $14,783    $15,504
             $15,668    $14,963    $14,908    $15,618
             $15,627    $14,924    $14,940    $15,603
             $15,472    $14,776    $15,183    $15,676
             $16,070    $15,347    $15,538    $16,184
             $15,900    $15,185    $15,456    $15,935
             $16,217    $15,487    $15,544    $16,235
12/31/98     $16,242    $15,511    $15,591    $16,282
             $16,417    $15,678    $15,702    $16,443
             $16,085    $15,361    $15,428    $16,053
             $16,307    $15,573    $15,513    $16,166
             $16,436    $15,697    $15,562    $16,214
             $16,079    $15,355    $15,426    $15,997
             $15,976    $15,257    $15,377    $15,914
             $15,913    $15,197    $15,311    $15,825
             $15,849    $15,136    $15,304    $15,787
             $16,118    $15,392    $15,481    $15,958
             $16,155    $15,428    $15,538    $16,032
             $16,179    $15,451    $15,537    $16,049
12/31/99     $16,187    $15,458    $15,462    $15,964
             $16,119    $15,394    $15,412    $15,908
             $16,301    $15,567    $15,598    $16,055
             $16,524    $15,780    $15,804    $16,192
             $16,219    $15,489    $15,758    $16,050
             $16,100    $15,375    $15,751    $15,990
             $16,587    $15,841    $16,079    $16,391
             $16,685    $15,934    $16,225    $16,590
             $16,900    $16,139    $16,460    $16,806
             $16,925    $16,163    $16,563    $16,894
             $16,829    $16,071    $16,673    $16,911
             $16,988    $16,224    $16,946    $17,130
12/31/2000   $17,383    $16,601    $17,260    $17,463
             $17,814    $17,013    $17,542    $17,940
             $17,991    $17,181    $17,695    $18,097
             $18,013    $17,202    $17,784    $18,209
             $17,911    $17,105    $17,710    $18,143
             $18,025    $17,214    $17,817    $18,310
             $18,030    $17,219    $17,884    $18,402
             $18,485    $17,654    $18,284    $18,883
             $18,691    $17,850    $18,494    $19,136
             $18,613    $17,775    $18,709    $19,108
             $18,979    $18,125    $19,101    $19,582
             $18,853    $18,005    $18,837    $19,412
12/31/2001   $18,643    $17,804    $18,718    $19,279
             $18,601    $17,764    $18,869    $19,442
             $18,529    $17,695    $19,052    $19,589
             $18,326    $17,501    $18,735    $19,227
             $18,498    $17,666    $19,098    $19,495
             $18,653    $17,814    $19,261    $19,753
             $18,204    $17,384    $19,427    $19,785
             $17,993    $17,183    $19,662    $19,775
             $18,403    $17,575    $19,994    $20,287
             $18,464    $17,633    $20,317    $20,672
             $18,360    $17,533    $20,225    $20,433
             $18,709    $17,867    $20,219    $20,698
12/31/2002   $19,172    $18,310    $20,637    $21,308


                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2002

                                                  1 YEAR       5 YEARS     10 YEARS  SINCE INCEPTION
CLASS A (Inception 11/7/73)
Net Asset Value(1)                                 2.84%        4.98%        6.72%          --
With Maximum Sales Charge(2)                      -1.82         4.02         6.23           --

CLASS B (Inception 9/13/93)
Net Asset Value(1)                                 2.12         4.21           --         5.12%
With CDSC(5)                                      -2.75         3.90           --         5.12

CLASS C (Inception 12/30/94)
Net Asset Value(1)                                 2.12         4.20           --         6.56
With Maximum Sales Charge and CDSC(5)              0.11         3.99           --         6.43

CLASS Y (Inception 12/30/94)
Net Asset Value(1)                                 3.45         5.37           --         7.82

                                                                                     SINCE         SINCE
                                                                                    CLASS B     CLASS C & Y
COMPARATIVE PERFORMANCE                       1 YEAR      5 YEARS      10 YEARS   INCEPTION(8)  INCEPTION(8)
Lehman Aggregate Bond Index(3)                10.25%        7.55%        7.51%        7.07%         8.61%
Lehman U.S. Credit Index(4)                   10.53         7.28         7.86         7.17          8.90
Morningstar Int. Bond Fund Average(6)          7.88         6.20         6.69         6.09          7.53
Lipper Int. Investment Grade Debt Avg.(7)      8.14         6.36         7.97         6.11          7.53

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                               PORTFOLIO AS OF DECEMBER 31, 2002

[CHART]


CREDIT QUALITY
Aaa                47.6%
Aa                  3.6%
A                  12.9%
Baa                24.7%
Ba                  7.4%
B                   2.2%
Caa and not rated   1.6%

Credit quality is based on bond ratings from Moody's Investors Service

[CHART]


EFFECTIVE MATURITY
Less than 1 year    4.2%
1-5 years          52.9%
5-10 years         16.2%
10+ years          26.7%

Average Effective Maturity: 6.5 years

See page 16 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

(1) Does not include a sales charge.
(2) Includes the maximum sales charge of 4.50%.
(3) Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
(4) Lehman Brothers U.S. Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.
(5) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(6) Morningstar Intermediate Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
(7) Lipper Intermediate Investment Grade Debt Funds Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Lipper Inc.
(8) The since-inception comparative performance shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94; Class Y from 12/31/94.

                           CDC NVEST HIGH INCOME FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks high current income plus the opportunity for capital appreciation to produce a high total return

STRATEGY:
Invests primarily in fixed-income securities rated Ba or lower by Moody's

INCEPTION DATE:
February 22, 1984

MANAGERS:
Kathleen C. Gaffney
Matthew J. Eagan
Loomis, Sayles & Company, L.P.

SYMBOLS:
Class A       NEFHX
Class B       NEHBX
Class C       NEHCX

NET ASSET VALUE PER SHARE:
(DECEMBER 31, 2002)

Class A           $ 4.12
Class B             4.12
Class C             4.12

                                                           MANAGEMENT DISCUSSION

Late in the year, high-yielding corporate bonds began to recover some of the ground lost during the broad market decline in 2002, but higher-quality bonds and government securities provided the best returns. For the 12 months ended December 31, 2002 the total return on Class A shares of CDC Nvest High Income Fund was -8.86%, including $0.39 per share in reinvested dividends. The fund's benchmark, the Lehman Brothers High Yield Composite Index, returned -1.41% for the same period, and the average return on the funds in Morningstar's High Yield Bond Fund category was -1.89%.

FLIGHT TO QUALITY UNDERMINED PRICES OF MOST CORPORATE BONDS

For much of the year financial markets had been seeking relative safety by focusing on high-quality fixed-income investments. The telecom, media, technology and utility industries were hurt by high-profile bankruptcies, corporate governance scandals, and persistently weak business conditions. We sold the fund's holdings in WorldCom and Adelphia at a loss before the end of June, but we continue to favor wireless communications companies like AT&T and Sprint, even though they were caught in the telecom downdraft. Market sentiment has also been heavily against airlines, which remain stressed by the decline in air travel, yet we believe in the long-term prospects for well managed airlines like Delta and Northwest. At times, prices of some bonds seemed to anticipate the worst possible outcome for their issuers. Since high-yielding bonds in these sectors are featured in the fund's portfolio, the broad sell-off hurt fund performance for the year, despite the fourth-quarter rally.

However, some corporate sectors held up relatively well in 2002, particularly lodging, energy, real estate investments, and financial companies. Bonds of two independent energy exploration companies - Chesapeake Energy and XTO Energy - rose as higher prices boosted production levels. Wireless provider Nextel also made a positive contribution, thanks to a strengthened balance sheet and its leadership position in the business communications market. Bonds issued by foreign governments and consumer products companies were also positive for the fund in 2002. For example, South Korea's growing economy was positive for Hanvit Bank.

IMPROVING ECONOMY COULD BENEFIT CORPORATE BONDS

The Federal Reserve Board seems unlikely to move rates higher unless a vigorous economic resurgence brings threats of renewed inflation. However, high-yield issues tend to be more sensitive to corporate developments than to interest rate levels; in a stronger economy, we believe corporate bonds in general will do well.

If, as we believe, the economy continues to improve at a slow but sustained pace, we think fixed-income investors may return to the corporate sector in pursuit of superior returns. Since last year's market has reduced prices to bargain levels, the prospect for attractive returns may motivate investors. At the same time, yields on short-term Treasury securities have declined to 41-year lows. Since the government is likely to issue more debt to fund the growing federal deficit, there is some risk that rates could rise, causing the price of Treasury securities to decline. On the other hand, a war in Iraq or elsewhere might cause investor sentiment to swing back toward relative safety.

ENERGY, TELECOM, TECHNOLOGY LOOK ATTRACTIVE

In the current atmosphere of firm energy prices, we remain positive on natural gas pipeline companies. We also favor some telecommunications issues that appear attractively valued. Valuations appear even more compelling among technology companies that provide services to the major regional telephone companies and other large customers. In terms of overall structure, we plan to maintain the fund's current emphasis on bonds in the upper quality range of the high-yield universe, with the bulk of the portfolio tied to the U.S. dollar, whether through domestic issues or by way of foreign bonds that are denominated in U.S. dollars.

                           CDC NVEST HIGH INCOME FUND

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2002

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest High Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
[CHART]


        DECEMBER 31, 1992 THROUGH DECEMBER 31, 2002

             NAV       MSC      LB Hi Yeld
12/31/92     $10,000   $ 9,550  $10,000
             $10,249   $ 9,788  $10,291
             $10,436   $ 9,966  $10,472
             $10,613   $10,136  $10,607
             $10,684   $10,203  $10,700
             $10,842   $10,354  $10,827
             $11,079   $10,580  $11,054
             $11,150   $10,649  $11,161
             $11,178   $10,675  $11,255
             $11,153   $10,652  $11,284
             $11,406   $10,893  $11,512
             $11,506   $10,988  $11,568
12/31/93     $11,652   $11,128  $11,712
             $11,919   $11,382  $11,966
             $11,942   $11,404  $11,935
             $11,636   $11,113  $11,484
             $11,447   $10,932  $11,405
             $11,495   $10,978  $11,411
             $11,543   $11,023  $11,446
             $11,470   $10,954  $11,543
             $11,421   $10,907  $11,625
             $11,446   $10,931  $11,626
             $11,427   $10,913  $11,653
             $11,247   $10,741  $11,506
12/31/94     $11,276   $10,769  $11,591
             $11,358   $10,847  $11,748
             $11,653   $11,128  $12,151
             $11,728   $11,200  $12,282
             $11,960   $11,422  $12,594
             $12,181   $11,633  $12,947
             $12,166   $11,619  $13,030
             $12,375   $11,818  $13,194
             $12,384   $11,826  $13,236
             $12,447   $11,887  $13,398
             $12,497   $11,934  $13,481
             $12,519   $11,956  $13,600
12/31/95     $12,604   $12,037  $13,814
             $12,835   $12,257  $14,057
             $12,923   $12,341  $14,068
             $12,898   $12,318  $14,058
             $13,053   $12,465  $14,089
             $13,194   $12,600  $14,174
             $13,277   $12,680  $14,291
             $13,406   $12,803  $14,358
             $13,565   $12,955  $14,513
             $13,982   $13,353  $14,863
             $13,952   $13,324  $14,977
             $14,240   $13,599  $15,275
12/31/96     $14,480   $13,828  $15,382
             $14,491   $13,839  $15,522
             $14,998   $14,323  $15,781
             $14,800   $14,134  $15,553
             $14,882   $14,212  $15,706
             $15,377   $14,685  $16,054
             $15,476   $14,780  $16,276
             $15,898   $15,183  $16,723
             $16,000   $15,280  $16,685
             $16,477   $15,735  $17,016
             $16,333   $15,598  $17,031
             $16,552   $15,807  $17,194
12/31/97     $16,706   $15,954  $17,345
             $16,957   $16,194  $17,657
             $16,933   $16,171  $17,760
             $17,108   $16,338  $17,927
             $17,201   $16,427  $17,998
             $17,173   $16,400  $18,060
             $17,232   $16,457  $18,125
             $17,206   $16,432  $18,228
             $16,012   $15,292  $17,223
             $15,861   $15,147  $17,301
             $15,528   $14,830  $16,946
             $16,644   $15,895  $17,649
12/31/98     $16,422   $15,683  $17,669
             $16,792   $16,036  $17,931
             $16,898   $16,138  $17,825
             $17,171   $16,398  $17,995
             $17,541   $16,752  $18,344
             $17,111   $16,341  $18,096
             $17,062   $16,295  $18,057
             $16,994   $16,230  $18,130
             $16,729   $15,977  $17,929
             $16,620   $15,873  $17,800
             $16,770   $16,016  $17,682
             $16,881   $16,121  $17,889
12/31/99     $17,079   $16,310  $18,091
             $16,890   $16,130  $18,013
             $16,966   $16,203  $18,048
             $16,454   $15,713  $17,669
             $16,443   $15,703  $17,697
             $15,985   $15,265  $17,515
             $16,469   $15,728  $17,872
             $16,567   $15,822  $18,008
             $16,501   $15,759  $18,132
             $16,160   $15,433  $17,973
             $15,354   $14,663  $17,397
             $14,078   $13,445  $16,708
12/31/2000   $14,331   $13,686  $17,031
             $15,995   $15,275  $18,307
             $15,915   $15,199  $18,551
             $15,102   $14,422  $18,114
             $14,638   $13,979  $17,889
             $14,676   $14,016  $18,211
             $13,834   $13,212  $17,700
             $14,107   $13,472  $17,960
             $13,999   $13,369  $18,172
             $12,725   $12,153  $16,951
             $12,585   $12,018  $17,370
             $12,993   $12,408  $18,004
12/31/2001   $12,805   $12,229  $17,930
             $12,884   $12,304  $18,055
             $12,492   $11,930  $17,803
             $12,828   $12,251  $18,232
             $12,724   $12,151  $18,523
             $12,538   $11,974  $18,420
             $11,641   $11,117  $17,062
             $10,856   $10,368  $16,317
             $11,237   $10,732  $16,782
             $10,820   $10,333  $16,562
             $10,814   $10,328  $16,417
             $11,534   $11,015  $17,434
12/31/2002   $11,670   $11,145  $17,678

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2002

                                                  1 YEAR       5 YEARS    10 YEARS(7)   SINCE INCEPTION(7)
CLASS A (Inception 2/22/84)
Net Asset Value(1)                                -8.86%       -6.93%        1.55%              --
With Maximum Sales Charge(2)                     -12.91        -7.78         1.08               --

CLASS B (Inception 9/20/93)
Net Asset Value(1)                                -9.70        -7.60           --            -0.23%
With CDSC(4)                                     -13.86        -7.83           --            -0.23

CLASS C (Inception 3/2/98)
Net Asset Value(1)                                -9.53           --           --            -8.15
With Maximum Sales Charge and CDSC(4)            -11.26           --           --            -8.34

                                                                                      SINCE         SINCE
                                                                                     CLASS B       CLASS C
COMPARATIVE PERFORMANCE                           1 YEAR     5 YEARS     10 YEARS  INCEPTION(8)  INCEPTION(8)
Lehman High Yield Composite Index(3)              -1.41%       0.38%       5.86%          --        -2.35%
Morningstar High Yield Bond Fund Average(5)       -1.89       -1.47        4.63         3.37%       -2.19
Lipper High Current Yield Funds Average(6)        -1.76       -1.41        4.60         3.26        -2.22

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                               PORTFOLIO AS OF DECEMBER 31, 2002

[CHART]



CREDIT QUALITY
A                   0.9%
B                  27.8%
Ba                 50.9%
Baa                13.5%
Caa and lower       6.9%

Credit quality is based on bond ratings from Moody's Investors Service

[CHART]


EFFECTIVE MATURITY
Less than 1 year    0.7%
1-5 years          17.6%
5-10 years         54.5%
10+ years          27.2%

Average Effective Maturity: 11.5 years

See page 16 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

(1) Does not include a sales charge.
(2) Includes the maximum sales charge of 4.50%.
(3) Lehman Brothers High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.
(4) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(5) Morningstar High Yield Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
(6) Lipper High Current Yield Funds Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Lipper Inc.
(7) Fund performance has been increased by expense waivers, without which performance would have been lower.
(8) The since-inception comparative performance shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 3/31/98.

                         CDC NVEST STRATEGIC INCOME FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks high current income; capital growth is a secondary objective

STRATEGY:
Invests primarily in fixed-income and equity securities in the U.S. and around the world.

INCEPTION DATE:
May 1, 1995

MANAGERS:
Daniel J. Fuss
Kathleen C. Gaffney
Loomis, Sayles & Company, L.P.

SYMBOLS:
Class A       NEFZX
Class B       NEZBX
Class C       NECZX
Class Y       NEZYX

NET ASSET VALUE PER SHARE:
(DECEMBER 31, 2002)

Class A         $ 10.72
Class B           10.71
Class C           10.70
Class Y           10.74

                                                           MANAGEMENT DISCUSSION

A lethargic economy and low interest rates kept the U.S. dollar on the defensive throughout 2002, and a number of world currencies scored sizeable gains against the dollar. Those gains added value to several of CDC Nvest Strategic Income Fund's overseas holdings and helped it outperform its benchmark and competitor group.

For the 12 months ended December 31, 2002, the total return on Class A shares of the fund was 15.47%, including $0.63 per share in reinvested dividends. The fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 10.25% for the same period, while the average return on the funds in Morningstar's Multi-Sector Bond Fund category was 6.25%. The fund's 30-day SEC yield at the end of December was 6.83%.

FOREIGN HOLDINGS WERE KEY TO FUND PERFORMANCE

The South African rand increased in value by 35% against the U.S. dollar, contributing to strong performance by rand-denominated bonds. The impact of the Canadian dollar's more modest gain was amplified by the fund's large allocation in Canadian government issues, as well as to bonds of some of the provinces. New Zealand was also a strong positive; its economy has been expanding for three years, pushing its currency to a gain of more than 20% versus the U.S. dollar. Two fund holdings - an issue of the U.S. Federal National Mortgage Corporation (Fannie Mae) and a bond of the International Bank for Reconstruction and Development - are denominated in New Zealand dollars. U.S. dollar-denominated bonds in Brazil, Mexico and Venezuela performed reasonably well, despite country-specific challenges.

The fund's major allocations did not change significantly in 2002. Country allocations were split between the U.S. and foreign investments.
Government/corporate mix was approximately 53% corporate and 47% domestic and international government issues.

TELECOM, RETAIL AND AIRLINE BONDS WERE NEGATIVE

K-mart's bankruptcy filing hurt results in the retail sector. Bankruptcies and corporate scandals also undercut bonds of WorldCom, RCN and other telecommunications providers. We sold all of these bonds. All airline industry securities were impacted by United's announcement that it would file for Chapter 11 bankruptcy protection. Financial stresses at AMR, the parent of American Airlines, further weakened sector performance. While each of these positions hurt performance, the fund's broad diversification limited their impact. We eliminated all the fund's airline holdings except Delta and Continental airlines bonds.

SELLING PRESSURE IN 2002 CREATED VALUE IN CORPORATE BONDS

Investor uncertainty in 2002 caused money to flow out of U.S. corporate bonds into Treasury and other government issues. Prices of Treasury securities rose sharply, resulting in yields as low as they have been in decades. After that run-up, we see little room for further gains in government sectors. At the same time, large-scale selling pressure drove prices of most corporate securities lower, giving us an opportunity to acquire attractive issues at compelling valuations.

FUND POSITIONED FOR ECONOMIC UPTURN

While the possibility of military conflict in Iraq or North Korea is a concern, it is not our policy to predict political events. Instead, we are positioning the portfolio for the renewal of economic growth that we anticipate. Performance in the corporate bond market is linked to the performance of the economy, and there are signs that conditions are improving. Housing starts surged 5% in December, pushing home-building activity to the highest level in 16 years, and building permits surged by 8.2%, both indicators of future activity. Mortgage refinancings have generated cash for consumers. New orders for capital goods within and beyond the defense arena indicate that the long drought in corporate spending may be nearing an end. We also believe that bonds of selected foreign governments offer attractive potential.

                         CDC NVEST STRATEGIC INCOME FUND

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2002

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest Strategic Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. Securities indexes measure the performance of a theoretical portfolio. Unlike a fund, indexes are unmanaged and do not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[CHART]

                          MAY 1, 1995 (INCEPTION) THROUGH DECEMBER 31, 2002

                    NAV               MSC            LB Agg Bond     LB Universal Bond
5/1/95            $10,000           $ 9,550           $10,000           $10,000
                  $10,014           $ 9,563           $10,000           $10,000
                  $10,017           $ 9,566           $10,073           $10,073
                  $10,096           $ 9,642           $10,051           $10,058
                  $10,192           $ 9,733           $10,172           $10,176
                  $10,410           $ 9,942           $10,271           $10,280
                  $10,355           $ 9,889           $10,405           $10,407
                  $10,647           $10,168           $10,561           $10,564
12/31/95          $11,038           $10,541           $10,709           $10,724
                  $11,302           $10,793           $10,780           $10,817
                  $10,995           $10,500           $10,593           $10,630
                  $11,073           $10,575           $10,519           $10,564
                  $11,057           $10,559           $10,460           $10,521
                  $11,232           $10,727           $10,438           $10,506
                  $11,383           $10,871           $10,579           $10,647
                  $11,360           $10,849           $10,608           $10,677
                  $11,569           $11,048           $10,590           $10,674
                  $11,974           $11,435           $10,774           $10,869
                  $12,316           $11,761           $11,013           $11,095
                  $12,816           $12,239           $11,202           $11,292
12/31/96          $12,638           $12,069           $11,098           $11,201
                  $12,674           $12,104           $11,132           $11,249
                  $12,875           $12,295           $11,159           $11,289
                  $12,735           $12,162           $11,036           $11,157
                  $12,816           $12,239           $11,201           $11,326
                  $13,091           $12,502           $11,307           $11,446
                  $13,388           $12,785           $11,441           $11,585
                  $13,990           $13,361           $11,749           $11,902
                  $13,629           $13,016           $11,649           $11,804
                  $14,110           $13,475           $11,821           $11,986
                  $13,814           $13,193           $11,992           $12,100
                  $13,889           $13,264           $12,048           $12,166
12/31/97          $13,818           $13,196           $12,169           $12,296
                  $14,043           $13,411           $12,325           $12,450
                  $14,300           $13,657           $12,316           $12,460
                  $14,607           $13,949           $12,358           $12,517
                  $14,611           $13,953           $12,423           $12,581
                  $14,372           $13,726           $12,541           $12,672
                  $14,143           $13,507           $12,647           $12,755
                  $13,966           $13,338           $12,674           $12,786
                  $12,252           $11,700           $12,880           $12,785
                  $12,648           $12,079           $13,182           $13,088
                  $12,785           $12,209           $13,112           $13,034
                  $13,642           $13,028           $13,186           $13,164
12/31/98          $13,579           $12,968           $13,226           $13,194
                  $13,814           $13,192           $13,320           $13,282
                  $13,617           $13,004           $13,088           $13,071
                  $14,336           $13,691           $13,160           $13,171
                  $15,255           $14,569           $13,202           $13,249
                  $14,782           $14,117           $13,086           $13,115
                  $14,825           $14,158           $13,045           $13,092
                  $14,532           $13,879           $12,989           $13,039
                  $14,351           $13,705           $12,983           $13,024
                  $14,443           $13,793           $13,133           $13,165
                  $14,564           $13,909           $13,182           $13,220
                  $14,828           $14,160           $13,181           $13,242
12/31/99          $15,231           $14,546           $13,117           $13,216
                  $15,090           $14,411           $13,074           $13,172
                  $15,684           $14,978           $13,232           $13,339
                  $15,843           $15,130           $13,407           $13,495
                  $15,390           $14,697           $13,368           $13,452
                  $14,893           $14,223           $13,362           $13,428
                  $15,461           $14,765           $13,640           $13,717
                  $15,597           $14,895           $13,764           $13,850
                  $15,940           $15,223           $13,964           $14,052
                  $15,519           $14,820           $14,051           $14,123
                  $14,887           $14,217           $14,144           $14,180
                  $14,810           $14,143           $14,376           $14,371
12/31/2000        $15,335           $14,645           $14,642           $14,646
                  $15,822           $15,110           $14,882           $14,933
                  $15,798           $15,087           $15,011           $15,058
                  $15,201           $14,517           $15,087           $15,109
                  $14,953           $14,280           $15,024           $15,042
                  $15,288           $14,600           $15,115           $15,150
                  $15,246           $14,560           $15,172           $15,193
                  $15,258           $14,571           $15,511           $15,492
                  $15,595           $14,893           $15,689           $15,685
                  $14,821           $14,154           $15,872           $15,798
                  $15,170           $14,487           $16,204           $16,116
                  $15,385           $14,693           $15,980           $15,927
12/31/2001        $15,314           $14,625           $15,879           $15,832
                  $15,488           $14,791           $16,007           $15,965
                  $15,674           $14,968           $16,162           $16,114
                  $15,854           $15,141           $15,894           $15,881
                  $16,237           $15,507           $16,202           $16,184
                  $16,581           $15,835           $16,339           $16,306
                  $16,317           $15,583           $16,481           $16,365
                  $15,931           $15,214           $16,680           $16,504
                  $16,376           $15,639           $16,961           $16,808
                  $16,155           $15,428           $17,236           $17,049
                  $16,476           $15,735           $17,157           $16,990
                  $17,093           $16,324           $17,153           $17,036
12/31/2002        $17,667           $16,872           $17,507           $17,389

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2002

                                              1 YEAR      5 YEARS  SINCE INCEPTION(8)
CLASS A (Inception 5/1/95)
Net Asset Value(1)                            15.47%       5.05%       7.71%
With Maximum Sales Charge(2)                  10.23        4.09        7.07

CLASS B (Inception 5/1/95)
Net Asset Value(1)                            14.64        4.28        6.90
With CDSC(5)                                   9.64        4.01        6.90

CLASS C (Inception 5/1/95)
Net Asset Value(1)                            14.65        4.28        6.87
With Maximum Sales Charge and CDSC(5)         12.51        4.06        6.72

CLASS Y (Inception 12/1/99)
Net Asset Value(1)                            15.85          --        6.25

                                                                       SINCE
                                                                      CLASS A,       SINCE
                                                                      B AND C       CLASS Y
COMPARATIVE PERFORMANCE                        1 YEAR     5 YEARS   INCEPTION(9)  INCEPTION(9)
Lehman Aggregate Bond Index(3)                  10.25%       7.55%      7.66%        7.07%
Lehman Universal Bond Index(4)                   9.83        7.18       7.57         9.58
Morningstar Multi-Sector Bond Fund Avg.(6)       6.25        3.15       5.58         4.06
Lipper Multi-Sector Income Funds Avg.(7)         6.59        2.84       5.53         3.51

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                               PORTFOLIO AS OF DECEMBER 31, 2002

[CHART]


CREDIT QUALITY
A                   4.0%
Aa                  5.8%
Aaa                20.6%
B                  13.9%
Ba                 17.2%
Baa                10.6%
Ca and Caa         17.1%
Not Rated          10.8%

Credit quality is based on bond ratings from Moody's Investors Service

[CHART]


EFFECTIVE MATURITY
Less than 1 year    1.3%
1-5 years          31.5%
5-10 years          7.0%
10+ years          60.2%

Average Effective Maturity: 16.3 years

See page 16 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

(1) Does not include a sales charge.
(2) Includes the maximum sales charge of 4.50%.
(3) Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
(4) Lehman Brothers Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indexes.
(5) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(6) Morningstar Multi-Sector Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
(7) Lipper Multi-Sector Income Funds Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Lipper Inc.
(8) The adviser waived certain fees and expenses of each class of share except Class Y during the periods indicated, without which performance would have been lower.
(9) The since-inception comparative performance shown for each Class of fund shares are calculated as follows: Class A, B and C from 5/31/95; Class Y from 12/31/99.

                   CDC NVEST LIMITED TERM U.S. GOVERNMENT FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks high current return consistent with preservation of capital

STRATEGY:
Invests primarily in securities issued or guaranteed by the U.S. government or its agencies

INCEPTION DATE:
January 3, 1989

MANAGERS:
Michael F. Harris
Clifton V. Rowe
Loomis, Sayles & Company, L.P.

SYMBOLS:
Class A        NEFLX
Class B        NELBX
Class C        NECLX
Class Y        NELYX

NET ASSET VALUE PER SHARE:
(DECEMBER 31, 2002)

Class A          $ 11.73
Class B            11.71
Class C            11.72
Class Y            11.78

                                                           MANAGEMENT DISCUSSION

CDC Nvest Limited Term U.S. Government Fund's portfolio began 2002 with an emphasis on securities that offered higher yields than Treasury securities, including mortgage-backed securities and U.S. government agency obligations. Although the fund's price performance was not as strong as the benchmark this year, its income was higher and we retained a healthy lead on Morningstar's competitor group.

For the 12 months ended December 31, 2002, total return on Class A fund shares was 8.18%, including $0.54 per share in reinvested dividends. The return on the fund's benchmark, Lehman Brothers Intermediate Government Bond Index, was 9.64% for the year, while the average return on the funds in Morningstar's Short Government category was 6.61%. The fund's 30-day SEC yield as of the end of December was 2.54%.

MORTGAGE-BACKED SECURITIES PROVIDED HIGHER YIELDS, LESS APPRECIATION

Widespread uncertainty kept the financial markets on edge during most of 2002, and investor demand for safety drove up prices on Treasury securities. Mortgage-backed securities also did well because of their generous income and relative safety, but these securities entail prepayment risks, especially when low interest rates prompt homeowners to refinance, as they did last year. This reduced their appreciation potential in 2002. However, we believe mortgage-backed securities reflected higher prepayment activity than we thought was likely to occur, given the sluggishness of the economy.

SLUGGISH GROWTH, FED'S RATE CUT, LEAVE INTEREST RATES AT HISTORIC LOWS

The Federal Reserve Board left short-term interest rates untouched for much of the year, waiting for evidence that its easing campaign of 2001 was enough to stimulate business growth. However, faced with continued weakness, the Fed cut rates by an additional 0.5% in early November. This brought the Fed funds rate - the rate the Fed charges member banks - down to 1.25%, the lowest level in more than 40 years.

Our portfolio structure worked well early in the year, when interest rates were relatively stable, but rates dropped sharply in July, causing bond prices to rise. Given our outlook for a gradually improving economy, we believed bond prices faced substantial downside risk, so we reduced the average duration of our portfolio. Duration is a measure of price volatility. A fund with a longer duration will fall in price more than one with a shorter duration if interest rates rise. Our move to shorten duration was designed to preserve principal in the rising interest-rate environment we expected. Unfortunately, our shorter duration in the latter part of the year held the fund back.

LOOMIS FORECASTS RISING INTEREST RATES, PROVIDED GROWTH CONTINUES

The economy began to show signs of improvement late last year. The equity markets may have started to recover as well, yet corporate profits generally remain anemic. However, until we see a rebound in corporate profitability, we believe that interest rates may inch even lower than they are now. Currently we do not expect a significant improvement in business activity or rising interest rates until the outcome of any U.S. military action in Iraq becomes clear. Although market sentiment seems to anticipate a swift resolution, the risk remains for an extended campaign, leading to greater market uncertainty and volatile markets.

However, based on historical precedent over the past five decades, if economic growth returns to more than 3% annually, today's low interest rates are not likely to be sustained. As a result, CDC Nvest Limited Term U.S. Government Fund will continue to underweight U.S. Treasuries relative to its benchmark, focusing on mortgage-backed and asset-backed securities because of their relatively high quality and generous income. At the same time, we will continue to favor intermediate-term issues to help reduce the fund's price volatility and secure as much current income as we prudently can.

                   CDC NVEST LIMITED TERM U.S. GOVERNMENT FUND

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2002

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest Limited Term U.S. Government Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[CHART]


             DECEMBER 31, 1992 THROUGH DECEMBER 31, 2002

                NAV          MSC      LB Int Govt Bond
12/31/92        $10,000      $ 9,700    $10,000
                $10,144      $ 9,840    $10,186
                $10,248      $ 9,941    $10,336
                $10,272      $ 9,964    $10,374
                $10,337      $10,027    $10,455
                $10,345      $10,035    $10,427
                $10,452      $10,138    $10,578
                $10,501      $10,186    $10,599
                $10,643      $10,323    $10,757
                $10,661      $10,341    $10,800
                $10,684      $10,364    $10,826
                $10,627      $10,308    $10,772
12/31/93        $10,642      $10,323    $10,817
                $10,736      $10,414    $10,924
                $10,616      $10,298    $10,774
                $10,470      $10,156    $10,617
                $10,410      $10,097    $10,548
                $10,409      $10,097    $10,556
                $10,401      $10,089    $10,558
                $10,489      $10,174    $10,696
                $10,515      $10,199    $10,727
                $10,435      $10,122    $10,639
                $10,435      $10,122    $10,641
                $10,399      $10,087    $10,594
12/31/94        $10,406      $10,094    $10,628
                $10,546      $10,229    $10,801
                $10,695      $10,374    $11,009
                $10,725      $10,403    $11,070
                $10,830      $10,506    $11,198
                $11,133      $10,799    $11,514
                $11,182      $10,847    $11,587
                $11,177      $10,841    $11,593
                $11,275      $10,936    $11,689
                $11,345      $11,004    $11,767
                $11,501      $11,156    $11,896
                $11,639      $11,290    $12,041
12/31/95        $11,761      $11,409    $12,160
                $11,826      $11,471    $12,262
                $11,684      $11,334    $12,133
                $11,611      $11,262    $12,077
                $11,581      $11,233    $12,042
                $11,541      $11,195    $12,036
                $11,631      $11,282    $12,158
                $11,656      $11,307    $12,196
                $11,652      $11,302    $12,210
                $11,799      $11,445    $12,368
                $11,989      $11,629    $12,570
                $12,139      $11,774    $12,722
12/31/96        $12,041      $11,680    $12,654
                $12,092      $11,729    $12,702
                $12,108      $11,744    $12,723
                $12,044      $11,683    $12,651
                $12,150      $11,786    $12,793
                $12,225      $11,858    $12,893
                $12,342      $11,972    $13,003
                $12,547      $12,170    $13,243
                $12,525      $12,149    $13,192
                $12,655      $12,276    $13,336
                $12,797      $12,413    $13,491
                $12,819      $12,435    $13,521
12/31/97        $12,916      $12,529    $13,631
                $13,104      $12,711    $13,809
                $13,074      $12,682    $13,794
                $13,052      $12,660    $13,837
                $13,102      $12,709    $13,903
                $13,187      $12,791    $13,999
                $13,284      $12,885    $14,093
                $13,301      $12,902    $14,147
                $13,513      $13,108    $14,415
                $13,899      $13,482    $14,751
                $13,765      $13,352    $14,775
                $13,723      $13,311    $14,730
12/31/98        $13,751      $13,339    $14,788
                $13,825      $13,410    $14,853
                $13,666      $13,256    $14,650
                $13,730      $13,318    $14,747
                $13,771      $13,357    $14,787
                $13,668      $13,258    $14,696
                $13,579      $13,171    $14,717
                $13,514      $13,108    $14,720
                $13,509      $13,104    $14,740
                $13,663      $13,253    $14,867
                $13,688      $13,278    $14,896
                $13,702      $13,291    $14,906
12/31/99        $13,659      $13,249    $14,860
                $13,600      $13,192    $14,810
                $13,720      $13,309    $14,932
                $13,890      $13,473    $15,103
                $13,846      $13,430    $15,097
                $13,852      $13,436    $15,137
                $14,050      $13,628    $15,377
                $14,120      $13,697    $15,480
                $14,268      $13,840    $15,653
                $14,378      $13,947    $15,790
                $14,430      $13,998    $15,898
                $14,627      $14,188    $16,131
12/31/2000      $14,797      $14,354    $16,416
                $14,986      $14,536    $16,634
                $15,097      $14,644    $16,787
                $15,193      $14,737    $16,909
                $15,162      $14,708    $16,855
                $15,238      $14,781    $16,925
                $15,249      $14,792    $16,979
                $15,533      $15,067    $17,296
                $15,636      $15,167    $17,450
                $15,881      $15,405    $17,822
                $16,119      $15,635    $18,100
                $15,909      $15,432    $17,884
12/31/2001      $15,813      $15,339    $17,798
                $15,897      $15,421    $17,874
                $16,055      $15,574    $18,022
                $15,825      $15,350    $17,751
                $16,114      $15,631    $18,083
                $16,223      $15,737    $18,209
                $16,386      $15,895    $18,437
                $16,621      $16,123    $18,784
                $16,785      $16,281    $18,999
                $16,936      $16,428    $19,325
                $16,973      $16,463    $19,312
                $16,894      $16,388    $19,159
12/31/2002      $17,105      $16,592    $19,513

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2002

                                                   1 YEAR      5 YEARS      10 YEARS SINCE INCEPTION
CLASS A (Inception 1/3/89)
Net Asset Value(1)                                 8.18%        5.78%        5.51%          --
With Maximum Sales Charge(2)                       4.94         5.14         5.19           --

CLASS B (Inception 9/27/93)
Net Asset Value(1)                                 7.49         5.11           --         4.50%
With CDSC(4)                                       2.49         4.78           --         4.50

CLASS C (Inception 12/30/94)
Net Asset Value(1)                                 7.48         5.10           --         5.61
With Maximum Sales Charge and CDSC(4)              5.45         4.88           --         5.47

CLASS Y (Inception 3/31/94)
Net Asset Value(1)                                 8.62         6.23           --         6.18

                                                                                         SINCE         SINCE         SINCE
                                                                                        CLASS B       CLASS C       CLASS Y
COMPARATIVE PERFORMANCE                            1 YEAR      5 YEARS     10 YEARS   INCEPTION(7)  INCEPTION(7)  INCEPTION(7)
Lehman Int. Gov't. Bond Index(3)                   9.64%        7.44%        6.91%        6.60%         7.89%        7.20%
Morningstar Short Gov't. Fund Avg.(5)              6.61         5.92         5.64         5.43          6.36         5.86
Lipper Short Int. U.S. Gov't. Funds Avg.(6)        7.84         6.31         6.12         5.77          6.86         6.24

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                               PORTFOLIO AS OF DECEMBER 31, 2002

[CHART]


PORTFOLIO MIX
Mortgage-backed       71.0%
U.S. Government        2.1%
Supranational         20.8%
Asset-Backed           2.7%
Short Term & Other     3.4%

[CHART]


EFFECTIVE MATURITY
Less than 1 year    1.6%
1-5 years          18.3%
5-10 years         80.1%

Average Effective Maturity: 3.4 years

See page 16 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

(1) Does not include a sales charge.
(2) Includes the maximum sales charge of 3.00%.
(3) Lehman Brothers Intermediate Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies with maturities between one and ten years.
(4) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(5) Morningstar Short Government Fund Average is the average performance without sales charge of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Short Intermediate U.S. Government Funds Average is the average performance without sales charge of funds with similar investment objectives as calculated by Lipper Inc.
(7) The since-inception comparative performance shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94; Class Y from 3/31/94.

                      CDC NVEST GOVERNMENT SECURITIES FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks a high level of current income consistent with preservation of principal

STRATEGY:
Invests primarily in securities issued or guaranteed by the U.S. government or its agencies

INCEPTION DATE:
September 16, 1985

MANAGERS:
Kent P. Newmark*
Clifton V. Rowe
Loomis, Sayles & Company, L.P.

SYMBOLS:
Class A        NEFUX
Class B        NEUBX
Class Y        NEUYX

NET ASSET VALUE PER SHARE:
(DECEMBER 31, 2002)

Class A          $ 12.12
Class B            12.12
Class Y            12.11

* EFFECTIVE JANUARY 1, 2003, JOHN HYLL BECAME THE FUND'S CO-MANAGER.

                                                           MANAGEMENT DISCUSSION

Investments in Treasury Inflation-Protected Securities (TIPS) and strong returns from longer-maturity Treasury bonds helped CDC Nvest Government Securities Fund outperform its benchmark and get an edge on comparable funds tracked by Morningstar this year. The total return on Class A fund shares for the 12 months ended December 31, 2002 was 13.35% at net asset value, including $0.52 per share in reinvested dividends. For the same period, the fund's benchmark, the Lehman Brothers Government Bond Index, returned 11.50%, while the average return on the funds in Morningstar's Long Government Bond Fund category was 13.15%. The fund's 30-day SEC yield at the end of 2002 was 3.52%.

TIPS AND LONG MATURITIES HELPED FUND IN 2002

Our decision to substantially increase the fund's weighting in TIPS during the first part of the year and maintain that position for the balance of 2002 proved to be a successful strategy. The principal value of TIPS rises and falls with the Consumer Price Index, a primary measure of inflation. Demand for TIPS was strong in the first half of the year because of their safety and protection from any future threat of inflation.

Our strategy with respect to duration also worked well. A bond portfolio with a longer duration is more sensitive to changes in bond prices, which is a benefit when rates are declining. A shorter duration reduces its price sensitivity, which helps when rising interest rates cause bond prices to decline. Since interest rates generally trended down in 2002, the fund benefited.

MARKET CLIMATE CHANGED IN FOURTH QUARTER

Treasury securities, which benefited from strong demand in the first nine months of the year, reversed course in October on indications that corporate profits might be improving. In addition, the Federal Reserve Board's decision to cut short-term interest rates by 0.50% in November added to optimism about the future direction of the economy. Republican victories in the mid-term elections may also have contributed to this positive sentiment.

When the potential for renewed growth caused interest rates to rise late in the year, Treasury bond prices declined. The fund's stake in TIPS and its long-maturity structure were a detriment in that short time frame, but not enough to undermine its positive results for the year. Our decision to increase the fund's mortgage-backed security allocation also helped late in the year, as higher yields in that sector created a cushion.

LOOMIS OUTLOOK IS MIXED FOR 2003

Near term, we expect interest rates to remain stable or decline. Looking out further, we expect rates to move slightly higher by the end of 2003. The main issue clouding the horizon is the effect of a possible war with Iraq. A military conflict could result in additional deficit spending and push interest rates higher. On the other hand, a protracted war could cause investors to again seek refuge in the relative safety offered by U.S. government securities. The resulting increase in demand could cause government bond yields to fall, unless the war drags on for a long time. In that case, the war would eventually become part of the economic backdrop and allow rates to find a level that reflects the growth and inflation outlook.

For the time being, we plan to maintain the fund's strong position in TIPS because we believe they offer solid yields and provide a good hedge against inflation. We also currently favor a strong allocation to mortgage-backed securities because of their yield advantage over Treasuries. While our duration stance remains fairly aggressive, we are seeking to counter-balance that by using sector weightings in TIPS and mortgage-backed securities in a more defensive manner.

                      CDC NVEST GOVERNMENT SECURITIES FUND

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2002

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest Government Securities Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
[CHART]

     DECEMBER 31, 1992 THROUGH DECEMBER 31, 2002

            NAV       MSC     LB Govt Bond
12/31/92    $10,000   $ 9,550   $10,000
            $10,162   $ 9,705   $10,212
            $10,360   $ 9,894   $10,417
            $10,343   $ 9,877   $10,452
            $10,403   $ 9,935   $10,532
            $10,464   $ 9,993   $10,521
            $10,640   $10,161   $10,754
            $10,702   $10,220   $10,820
            $10,943   $10,450   $11,061
            $10,998   $10,503   $11,103
            $11,029   $10,533   $11,145
            $10,896   $10,406   $11,023
12/31/93    $10,900   $10,410   $11,066
            $11,012   $10,516   $11,217
            $10,751   $10,267   $10,980
            $10,554   $10,079   $10,733
            $10,473   $10,001   $10,648
            $10,467   $ 9,996   $10,635
            $10,347   $ 9,882   $10,610
            $10,485   $10,013   $10,805
            $10,489   $10,017   $10,807
            $10,343   $ 9,877   $10,655
            $10,342   $ 9,876   $10,647
            $10,282   $ 9,820   $10,628
12/31/94    $10,307   $ 9,843   $10,692
            $10,467   $ 9,996   $10,891
            $10,707   $10,225   $11,126
            $10,777   $10,292   $11,196
            $10,888   $10,398   $11,342
            $11,483   $10,967   $11,799
            $11,555   $11,035   $11,890
            $11,442   $10,927   $11,846
            $11,565   $11,045   $11,985
            $11,710   $11,183   $12,101
            $11,930   $11,393   $12,285
            $12,162   $11,615   $12,477
12/31/95    $12,372   $11,815   $12,653
            $12,420   $11,861   $12,731
            $12,115   $11,570   $12,472
            $11,979   $11,440   $12,368
            $11,885   $11,351   $12,289
            $11,823   $11,291   $12,268
            $11,945   $11,408   $12,426
            $11,967   $11,429   $12,457
            $11,890   $11,355   $12,429
            $12,100   $11,555   $12,636
            $12,385   $11,828   $12,914
            $12,638   $12,070   $13,138
12/31/96    $12,468   $11,907   $13,004
            $12,482   $11,921   $13,019
            $12,490   $11,928   $13,036
            $12,322   $11,768   $12,898
            $12,474   $11,912   $13,085
            $12,580   $12,014   $13,197
            $12,755   $12,181   $13,346
            $13,291   $12,693   $13,724
            $12,991   $12,407   $13,589
            $13,228   $12,633   $13,793
            $13,489   $12,882   $14,032
            $13,586   $12,975   $14,103
12/31/97    $13,754   $13,136   $14,251
            $13,948   $13,321   $14,464
            $13,883   $13,258   $14,425
            $13,874   $13,249   $14,466
            $13,916   $13,290   $14,531
            $14,091   $13,457   $14,680
            $14,304   $13,661   $14,847
            $14,277   $13,634   $14,870
            $14,716   $14,054   $15,257
            $15,121   $14,440   $15,668
            $14,931   $14,259   $15,615
            $15,015   $14,340   $15,620
12/31/98    $14,995   $14,320   $15,655
            $15,141   $14,460   $15,746
            $14,558   $13,903   $15,371
            $14,593   $13,936   $15,432
            $14,641   $13,982   $15,467
            $14,445   $13,795   $15,331
            $14,276   $13,633   $15,300
            $14,171   $13,533   $15,278
            $14,065   $13,432   $15,277
            $14,247   $13,606   $15,401
            $14,238   $13,597   $15,426
            $14,175   $13,537   $15,405
12/31/99    $14,032   $13,401   $15,305
            $14,046   $13,414   $15,327
            $14,294   $13,651   $15,545
            $14,608   $13,951   $15,818
            $14,489   $13,837   $15,774
            $14,438   $13,788   $15,784
            $14,688   $14,027   $16,066
            $14,826   $14,159   $16,221
            $15,086   $14,407   $16,461
            $15,027   $14,351   $16,508
            $15,163   $14,481   $16,666
            $15,511   $14,813   $16,993
12/31/2000  $15,842   $15,129   $17,332
            $15,949   $15,231   $17,507
            $16,151   $15,424   $17,706
            $16,163   $15,435   $17,768
            $15,929   $15,212   $17,586
            $15,984   $15,265   $17,644
            $16,010   $15,290   $17,726
            $16,487   $15,745   $18,151
            $16,670   $15,920   $18,377
            $16,894   $16,134   $18,696
            $17,472   $16,686   $19,179
            $16,872   $16,112   $18,749
12/31/2001  $16,622   $15,874   $18,585
            $16,786   $16,031   $18,706
            $16,989   $16,225   $18,879
            $16,514   $15,771   $18,468
            $16,970   $16,206   $18,908
            $17,087   $16,318   $19,021
            $17,340   $16,560   $19,287
            $17,752   $16,953   $19,711
            $18,253   $17,432   $20,101
            $18,731   $17,888   $20,573
            $18,465   $17,634   $20,407
            $18,272   $17,449   $20,232
12/31/2002  $18,842   $17,994   $20,722

                                       ANNUAL TOTAL RETURNS -- DECEMBER 31, 2002

                                   1 YEAR     5 YEARS    10 YEARS SINCE INCEPTION
CLASS A (Inception 9/16/85)
Net Asset Value(1)                13.35%       6.50%       6.54%         --
With Maximum Sales Charge(2)       8.22        5.53        6.05          --

CLASS B (Inception 9/23/93)
Net Asset Value(1)                12.62        5.71          --        5.20%
With CDSC(4)                       7.62        5.38          --        5.20

CLASS Y (Inception 3/31/94)
Net Asset Value(1)                13.70        6.84          --        7.18

                                                                                      SINCE         SINCE
                                                                                     CLASS B        CLASS Y
COMPARATIVE PERFORMANCE                       1 YEAR       5 YEARS     10 YEARS    INCEPTION(7)  INCEPTION(7)
Lehman Government Bond Index(3)               11.50%        7.77%        7.56%        6.98%         7.81%
Morningstar Long Government Fund Avg.(5)      13.15         6.92         7.72         6.58          7.57
Lipper General Government Funds Avg.(6)        9.88         6.55         6.54         5.95          6.75

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                               PORTFOLIO AS OF DECEMBER 31, 2002

[CHART]


PORTFOLIO MIX
U.S. Government               68.8%
Mortgage-Backed               22.9%
U.S. Government Agencies       2.4%
Short Term & Other             5.9%

[CHART]


EFFECTIVE MATURITY
Less than 1 year    1.8%
1-5 years          19.5%
5-10 years         22.3%
10+ years          56.4%

Average Effective Maturity: 11.5 years

See page 16 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

(1) Does not include a sales charge.
(2) Includes the maximum sales charge of 4.50%.
(3) Lehman Brothers Government Bond Index is an unmanaged index of public debt of the U.S. Treasury, government agencies, and their obligations.
(4) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.
(5) Morningstar Long Government Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
(6) Lipper General Government Funds Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Lipper Inc.
(7) The since-inception comparative performance shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class Y from 3/31/94.

                       RISKS OF THE CDC NVEST INCOME FUNDS

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

THE FUNDS

CDC NVEST SHORT TERM BOND FUND invests primarily in bonds, including lower rated bonds and mortgage securities. It may also invest in securities issued by the U.S. Treasury and government agencies. The portfolio may also include foreign and emerging-market securities.

CDC NVEST BOND INCOME FUND invests primarily in quality U.S. corporate and government bonds. Other securities that may be in the portfolio from time to time include foreign and emerging market securities and mortgage-related securities.

CDC NVEST HIGH INCOME FUND invests primarily in lower-quality bonds. It may also invest a portion of assets in foreign and emerging-market securities or U.S. government securities.

CDC NVEST STRATEGIC INCOME FUND may invest in a wide variety of securities, with a focus on U.S. and foreign corporate bonds and convertible securities. The fund may also invest in emerging-market securities and lower-quality bonds

CDC NVEST LIMITED TERM U.S. GOVERNMENT FUND invests primarily in securities issued or guaranteed by the U.S. government, including Treasury securities. It may also invest a portion of assets in foreign bonds and mortgage-related securities.

CDC NVEST GOVERNMENT SECURITIES FUND invests primarily in U.S. government securities. It may also invest a portion of assets in mortgage-related securities.

THE RISKS

LOWER-QUALITY BONDS offer higher yields than high-quality bonds in return for more risks. These risks include a greater risk of default than higher-quality issues and greater risk of loss of principal.

MORTGAGE SECURITIES are subject to prepayment risks; when mortgages underlying the security are prepayed or refinanced, the fund's income may be interrupted.

U.S. GOVERNMENT AND TREASURY SECURITIES are guaranteed if held to maturity, but mutual funds that invest in these securities are not guaranteed. The value of fund shares will fluctuate and you may have a gain or a loss when you sell your shares.

CORPORATE BONDS are backed by the financial strength of the issuing company. Economic conditions and other factors may affect the company's credit quality and ability to meet its debt obligations.

FOREIGN AND EMERGING-MARKET SECURITIES have special risks, including risks resulting from political unrest, currency fluctuations and different regulatory requirements or accounting standards. Emerging markets may be more subject to these risks than developed markets.

CHANGES IN INTEREST RATES can affect the value of fund shares. The value of fixed-income securities generally goes down when interest rates rise and goes up when rates decline.

            NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

                SHORT TERM BOND FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2002

                                                  RATINGS(c)
                                                  ----------
  PRINCIPAL                                       (UNAUDITED)
   AMOUNT      DESCRIPTION                          MOODY'S          VALUE(a)
--------------------------------------------------------------------------------
BONDS AND NOTES -- 96.1% OF TOTAL NET ASSETS
             AEROSPACE & DEFENSE -- 2.3%
$   275,000  Raytheon Co.
             6.300%, 3/15/2005                       Baa3          $     293,411
  1,000,000  United Technologies Corp.
             6.625%, 11/15/2004                       A2               1,082,633
                                                                   -------------
                                                                       1,376,044
                                                                   -------------
             ASSET-BACKED -- 18.5%
    273,748  AmeriCredit Automobile Receivables Trust
             7.150%, 8/12/2004                        Aaa                276,773
    750,000  Capital Auto Receivables Asset Trust,
             Series 2002-3, Class A3
             3.580%, 10/16/2006                       Aaa                774,037
  1,500,000  Chase Manhattan Auto Owner Trust
             4.210%, 1/15/2009                        Aaa              1,572,450
    950,000  Citibank Credit Card Issuance Trust
             4.100%, 12/07/2006                       Aaa                988,834
    750,000  Citibank Credit Card Issuance Trust
             4.950%, 2/09/2009                        Aaa                804,871
  1,000,000  DaimlerChrysler Auto Trust
             3.780%, 2/06/2007                        Aaa              1,035,460
  1,000,000  Ford Credit Auto Owner Trust
             3.130%, 11/15/2006                       Aaa              1,021,194
    250,000  Ford Credit Auto Owner Trust
             4.750%, 8/15/2006                        Aaa                264,637
    175,000  GMAC Mortgage Corp. Loan Trust
             5.290%, 6/25/2027                        Aaa                181,744
  1,000,000  Harley-Davidson Motorcycle Trust
             4.040%, 10/15/2009                       --               1,037,686
  1,000,000  Honda Auto Receivables Owner Trust
             3.960%, 2/19/2007                        Aaa              1,033,450
    750,000  MBNA Credit Card Master Note Trust,
             Series 2002-A1, Class A1
             4.950%, 6/15/2009                        Aaa                807,369
    814,099  PSE&G Transition Funding LLC
             5.740%, 3/15/2007                        --                 851,523
    186,516  WFS Financial Owner Trust
             7.750%, 11/20/2004                       --                 188,118
                                                                   -------------
                                                                      10,838,146
                                                                   -------------
             AUTOMOTIVE -- 6.6%
    500,000  Ford Motor Credit Co.
             5.750%, 2/23/2004                        A3                 507,883
  1,000,000  Ford Motor Credit Co.
             7.500%, 6/15/2003                        A3               1,014,914
  1,500,000  General Motors Acceptance Corp.
             7.625%, 6/15/2004                        A2               1,575,075
    750,000  Toyota Motor Credit Corp.
             5.625%, 11/13/2003                       Aa1                775,038
                                                                   -------------
                                                                       3,872,910
                                                                   -------------
             BANKING -- 1.4%
    750,000  Wells Fargo & Co.
             5.900%, 5/21/2006(d)                     Aa2                823,201
                                                                   -------------
             BEVERAGES, FOOD & TOBACCO -- 4.6%
  1,025,000  ConAgra Foods, Inc.
             7.400%, 9/15/2004                       Baa2              1,111,123
    500,000  Kellogg Co.
             6.000%, 4/01/2006                       Baa2                542,367
  1,000,000  Unilever Capital Corp.
             6.750%, 11/01/2003                       A1               1,043,075
                                                                   -------------
                                                                       2,696,565
                                                                   -------------
             COMMERCIAL SERVICES -- 1.8%
$ 1,000,000  Aramark Services, Inc.
             6.750%, 8/01/2004                       Baa3          $   1,040,821
                                                                   -------------
             ELECTRIC UTILITIES -- 4.4%
    565,137  Kansas Gas & Electric CO.
             6.760%, 9/29/2003                        --                 550,848
  1,000,000  Niagara Mohawk Power Corp.
             5.375%, 10/01/2004                      Baa3              1,038,703
  1,000,000  Nisource Finance Corp.
             5.750%, 4/15/2003                       Baa3                997,436
                                                                   -------------
                                                                       2,586,987
                                                                   -------------
             ENVIRONMENTAL CONTROL -- 0.7%
    375,000  Waste Management, Inc.
             6.375%, 12/01/2003                       Ba1                382,166
                                                                   -------------
             FINANCIAL SERVICES -- 11.7%
    500,000  CIT Group, Inc.
             7.500%, 11/14/2003                       A2                 519,893
    975,000  Countrywide Home Loans, Inc.
             6.850%, 6/15/2004                        A3               1,037,537
  1,000,000  General Electric Capital Corp.,
             Medium Term Note
             5.350%, 3/30/2006                        Aaa              1,072,018
    605,000  Household Finance Corp.
             6.500%, 1/24/2006                        A2                 644,724
  1,000,000  International Lease Finance Corp.,
             Medium Term Note
             5.500%, 6/07/2004                        A1               1,033,182
  1,105,000  Lehman Brothers Holdings, Inc.
             6.625%, 2/05/2006                        A2               1,204,682
    500,000  Morgan Stanley
             6.875%, 3/01/2003                        Aa3                504,168
    800,000  Salomon Smith Barney Holdings, Inc.
             5.875%, 3/15/2006                        Aa1                865,096
                                                                   -------------
                                                                       6,881,300
                                                                   -------------
             FOOD RETAILERS -- 1.3%
    750,000  Safeway, Inc.
             4.800%, 7/16/2007                       Baa2                773,795
                                                                   -------------
             HEAVY MACHINERY -- 3.8%
     90,000  Case Corp.
             6.250%, 12/01/2003                       Ba2                 87,300
     20,000  Case Corp.
             7.250%, 8/01/2005                        Ba2                 17,000
    260,000  Case Credit Corp.
             6.125%, 2/15/2003                        Ba2                258,319
    750,000  Ingersoll-Rand Co.
             6.250%, 5/15/2006                        A3                 815,921
  1,000,000  John Deere Capital Corp.
             4.125%, 7/15/2005                        A3               1,034,817
                                                                   -------------
                                                                       2,213,357
                                                                   -------------
             MEDIA-BROADCASTING & PUBLISHING -- 3.0%
    600,000  AOL Time Warner, Inc.
             8.110%, 8/15/2006                       Baa1                645,820
    600,000  Clear Channel Communications, Inc.
             7.250%, 9/15/2003                       Baa3                612,109
    500,000  Comcast Cable Communications, Inc.
             6.375%, 1/30/2006                       Baa3                523,581
                                                                   -------------
                                                                       1,781,510
                                                                   -------------

                 See accompanying notes to financial statements.

Investments as of December 31, 2002

                                                  RATINGS(c)
                                                  ----------
  PRINCIPAL                                       (UNAUDITED)
   AMOUNT      DESCRIPTION                          MOODY'S          VALUE(a)
--------------------------------------------------------------------------------
             MORTGAGE-BACKED -- 12.7%
$   174,841  Federal Home Loan Mortgage Corp.
             6.488%, 3/01/2025(e)                     Aaa          $     180,417
    110,422  Federal Home Loan Mortgage Corp.
             6.829%, 12/01/2025(e)                    Aaa                113,627
    932,416  Federal Home Loan Mortgage Corp.
             7.500%, 8/01/2009                        Aaa                993,772
  1,250,000  Federal National Mortgage Association
             5.000%, 1/20/2007                        Aaa              1,298,959
  1,108,876  Federal National Mortgage Association
             5.500%, 1/01/2009                        Aaa              1,149,394
    197,957  Federal National Mortgage Association
             5.629%, 9/01/2023(e)                     Aaa                204,997
    128,935  Federal National Mortgage Association
             6.013%, 5/01/2020(e)                     Aaa                131,691
     65,350  Federal National Mortgage Association
             6.511%, 8/01/2017(e)                     Aaa                 66,581
    140,278  Federal National Mortgage Association
             6.781%, 6/01/2019(e)                     Aaa                144,911
    308,245  Federal National Mortgage Association
             6.940%, 1/01/2020(e)                     Aaa                317,578
  1,046,819  Federal National Mortgage Association
             7.500%, with various maturities to
             2016(f)                                  Aaa              1,118,328
    249,350  Federal National Mortgage Association
             8.408%, 1/01/2024(e)                     Aaa                258,003
  1,250,000  Residential Asset Securitization Trust
             5.820%, 1/25/2027                        Aaa              1,280,264
    184,907  Residential Funding Mortgage
             Securities I
             6.750%, 12/25/2014                       --                 189,807
                                                                   -------------
                                                                       7,448,329
                                                                   -------------
             OIL & GAS -- 4.0%
  1,000,000  Conoco, Inc.
             5.900%, 4/15/2004                        A3               1,047,117
    700,000  Kerr-McGee Corp.
             5.375%, 4/15/2005                       Baa2                738,098
    565,000  Transocean, Inc.
             6.500%, 4/15/2003                       Baa2                570,752
                                                                   -------------
                                                                       2,355,967
                                                                   -------------
             REITS-MALLS -- 1.7%
  1,000,000  Simon Property Group LP
             6.625%, 6/15/2003                       Baa2              1,018,493
                                                                   -------------
             RETAILERS -- 1.7%
  1,000,000  Federated Department Stores, Inc.
             8.500%, 6/15/2003                       Baa1              1,025,391
                                                                   -------------
             TELEPHONE SYSTEMS -- 0.6%
    345,000  Sprint Capital Corp.
             5.875%, 5/01/2004                       Baa3                341,550
                                                                   -------------
             U.S. GOVERNMENT -- 12.6%
  1,000,000  United States Treasury Notes
             4.375%, 5/15/2007(d)                     Aaa              1,073,828
  1,000,000  United States Treasury Notes
             4.625%, 5/15/2006(d)                     Aaa              1,078,516
    120,000  United States Treasury Notes
             6.125%, 8/15/2007                        Aaa                138,028
  1,500,000  United States Treasury Notes
             6.500%, 8/15/2005(d)                     Aaa              1,677,774
    750,000  United States Treasury Notes
             6.500%, 10/15/2006                       Aaa                861,446
$ 2,300,000  United States Treasury Notes
             6.500%, 5/15/2005(d)                     Aaa          $   2,553,090
                                                                   -------------
                                                                       7,382,682
                                                                   -------------
             U.S. GOVERNMENT AGENCIES -- 2.7%
    500,000  Federal Home Loan Mortgage Corp.
             7.000%, 7/15/2005                        Aaa                560,899
  1,000,000  Federal Home Loan Mortgage Corp.
             7.375%, 5/15/2003                        Aaa              1,022,404
                                                                   -------------
                                                                       1,583,303
                                                                   -------------
             Total Bonds and Notes
             (Identified Cost $54,486,027)                            56,422,517
                                                                   -------------
SHORT TERM INVESTMENTS -- 16.1%
  2,005,843  Repurchase Agreement with Investors
             Bank & Trust Co. dated 12/31/2002 at
             1.00% to be repurchased at $2,005,954
             on 1/02/2003, collateralized by
             $2,038,912 Federal National Mortgage
             Bond, 5.994%, due 6/01/2031 valued
             at $2,106,135                                             2,005,843
  1,552,919  Merrimac Cash Fund-Premium Class,
             1.422% due 1/02/2003(g)                                   1,552,919
    149,319  Galaxy Funding,
             1.353% due 2/07/2003(g)                                     149,319
  1,493,191  Dreyfus Cash Management Plus Fund,
             1.358% due 1/02/2003(g)                                   1,493,191
    150,977  Bank of Montreal,
             1.32% due 1/30/2003(g)                                      150,977
    298,638  Comerica Bank,
             1.4% due 11/19/2003(g)                                      298,638
    298,638  Goldman Sachs Group Inc.,
             1.363% due 1/02/2003(g)                                     298,638
    298,638  Liberty Lighthouse Funding,
             1.343% due 1/14/2003(g)                                     298,638
  1,493,191  Bnp Paribas,
             1.32% due 2/07/2003(g)                                    1,493,191
    895,915  Canadian Imperial Bank of Commerce,
             1.225% due 5/19/2003(g)                                     895,915
    806,324  Royal Bank of Scotland,
             1.33% due 1/15/2003(g)                                      806,324
                                                                   -------------
             Total Short Term Investments
             (Identified Cost $9,443,593)                              9,443,593
                                                                   -------------

                 See accompanying notes to financial statements.

Investments as of December 31, 2002



  PRINCIPAL
   AMOUNT      DESCRIPTION                                           VALUE(a)
--------------------------------------------------------------------------------
             Total Investments -- 112.2%
             (Identified Cost $63,929,620) (b)                     $  65,866,110
             Other assets less liabilities                            (7,144,014)
                                                                   -------------
             Total Net Assets -- 100%                              $  58,722,096
                                                                   =============

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:
    At December 31, 2002, the net unrealized appreciation on investments based on cost of $64,259,573 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over
    tax cost                                                       $   1,728,920
    Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value                  (122,383)
                                                                   -------------
     Net unrealized appreciation                                   $   1,606,537
                                                                   =============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $16,103,353 of which $6,075,626 expires on December 31, 2003, $2,134,629 expires on December 31, 2004, $455,288 expires on December 31, 2005, $1,444,376 expires on December 31, 2006, $1,865,560 expires on
     December 31, 2007, $1,936,635 expires on December 31, 2008, $282,755 expires on December 31, 2009 and $1,908,484 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer $82,103 of capital losses attributable to Post-October losses.

     At December 31, 2002, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $0 in undistributed ordinary income and $0 in undistributed long-term gains.

(c) The ratings shown are believed to be the most recent ratings available at December 31, 2002. Securites are generally rated at the time of issuance. Rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2002. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d) All or a portion of this security was on loan to brokers at December 31, 2002.
(e) Variable rate mortgage-backed securities. The interest rates change on these instruments monthly based on changes in a designated base rate. The rates shown were those in effect at December 31, 2002.
(f) The Fund's investment in mortgage-backed securities of the Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of this issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
(g) Represents investments of securities lending collateral.

REIT Real Estate Investment Trust

         See accompanying notes to financial statements.

                  BOND INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2002

                                                  RATINGS(c)
                                                  ----------
  PRINCIPAL                                       (UNAUDITED)
   AMOUNT      DESCRIPTION                          MOODY'S          VALUE(a)
--------------------------------------------------------------------------------
BONDS AND NOTES -- 97.1% OF TOTAL NET ASSETS
             AEROSPACE & DEFENSE -- 1.5%
$ 1,400,000  Northrop Grumman Corp.
             7.125%, 2/15/2011                       Baa3          $   1,593,726
  2,905,000  Raytheon Co.
             6.150%, 11/01/2008                      Baa3              3,133,998
                                                                   -------------
                                                                       4,727,724
                                                                   -------------
             ASSET-BACKED -- 2.4%
    448,947  AmeriCredit Automobile Receivables Trust
             7.150%, 8/12/2004                        Aaa                453,907
  1,900,000  Connecticut RRB Special Purpose Trust
             5.360%, 3/30/2007                        Aaa              1,989,408
  4,925,000  GMAC Mortgage Corp. Loan Trust
             5.290%, 6/25/2027                        Aaa              5,114,785
                                                                   -------------
                                                                       7,558,100
                                                                   -------------
             AUTOMOTIVE -- 1.0%
  3,535,000  Ford Motor Co.
             7.450%, 7/16/2031                       Baa1              3,074,987
                                                                   -------------
             BANKING -- 4.1%
  5,000,000  International Bank for Reconstruction
             & Development
             5.500%, 5/14/2003 (AUD)                  Aaa              2,824,001
  2,975,000  J.P. Morgan Chase & Co.
             5.750%, 1/02/2013                        A2               3,012,637
  2,200,000  State Street Institutional Capital A,
             144A
             7.940%, 12/30/2026                       A1               2,450,239
  4,630,000  Washington Mutual, Inc.
             4.375%, 1/15/2008                        A3               4,717,831
                                                                   -------------
                                                                      13,004,708
                                                                   -------------
             BEVERAGES, FOOD & TOBACCO -- 0.5%
    788,000  Dean Foods Co.
             6.900%, 10/15/2017                       B1                 709,200
    702,000  Dean Foods Co.
             8.150%, 8/01/2007                        B1                 738,855
                                                                   -------------
                                                                       1,448,055
                                                                   -------------
             CHEMICALS -- 1.8%
  2,300,000  Dow Chemical Co. (The)
             5.750%, 11/15/2009                       A3               2,379,548
  1,455,000  IMC Global, Inc.
             10.875%, 6/01/2008                       Ba2              1,578,675
  1,635,000  Lyondell Chemical Co.
             9.875%, 5/01/2007                        Ba3              1,569,600
                                                                   -------------
                                                                       5,527,823
                                                                   -------------
             COMMERCIAL SERVICES -- 1.9%
  5,575,000  Aramark Services, Inc.
             7.000%, 7/15/2006                       Baa3              5,939,817
                                                                   -------------
             COMMUNICATIONS -- 1.7%
  2,135,000  AT&T Wireless Services, Inc.
             8.750%, 3/01/2031                       Baa2              2,092,300
  1,970,000  Citizens Communications Co.
             9.250%, 5/15/2011                       Baa2              2,350,547
  1,045,000  Telus Corp.
             8.000%, 6/01/2011                        Ba1              1,003,200
                                                                   -------------
                                                                       5,446,047
                                                                   -------------
             ELECTRIC UTILITIES -- 3.4%
  1,790,000  BVPS II Funding Corp.
             8.680%, 6/01/2017                       Baa2              1,914,527
  2,380,000  Calpine Canada Energy Finance Ulc
             8.500%, 5/01/2008                        B1               1,035,300
$ 1,005,000  Constellation Energy Group, Inc.
             7.600%, 4/01/2032                       Baa1          $   1,027,219
  3,223,000  New Mexico Public Service Corp.
             10.250%, 10/01/2012                      --               3,280,716
  2,470,000   PSEG Power LLC
             7.750%, 4/15/2011                       Baa1              2,620,099
    830,000  Transelec SA
             7.875%, 4/15/2011                       Baa1                919,385
                                                                   -------------
                                                                      10,797,246
                                                                   -------------
             ENVIRONMENTAL CONTROL -- 0.5%
  1,465,000  Allied Waste North America, Inc.
             8.500%, 12/01/2008                       Ba3              1,479,650
                                                                   -------------
             FINANCIAL SERVICES -- 12.0%
  2,810,000  CIT Group, Inc.
             7.750%, 4/02/2012                        A2               3,156,063
  4,320,000  Citigroup, Inc.
             5.000%, 3/06/2007(d)                     Aa1              4,610,533
  3,800,000  General Electric Capital Corp.
             5.450%, 1/15/2013                        Aaa              3,947,197
  1,600,000  General Motors Acceptance Corp.
             6.750%, 1/15/2006                        A2               1,656,994
  1,600,000  General Motors Acceptance Corp.
             7.250%, 3/02/2011                        A2               1,632,942
  2,115,000  Goldman Sachs Group, Inc.
             6.600%, 1/15/2012                        Aa3              2,337,064
    850,000  Goldman Sachs Group, Inc.
             7.350%, 10/01/2009(d)                    Aa3                974,311
    982,000  Household Finance Corp.
             5.750%, 1/30/2007                        A2               1,027,776
  2,545,000  Household Finance Corp.
             7.000%, 5/15/2012                        A2               2,787,511
  5,430,000  International Lease Finance Corp.
             5.625%, 6/01/2007(d)                     A1               5,684,705
  3,815,000  Lehman Brothers Holdings, Inc.
             7.000%, 2/01/2008                        A2               4,313,075
  3,035,000  Newcourt Credit Group, Inc.
             6.875%, 2/16/2005                        A2               3,190,073
  2,500,000  NiSource Finance Corp.
             7.875%, 11/15/2010                      Baa3              2,751,637
                                                                   -------------
                                                                      38,069,881
                                                                   -------------
             FOOD RETAILERS -- 1.1%
  3,155,000  Delhaize America, Inc.
             8.125%, 4/15/2011                        Ba1              3,052,459
    560,000  Delhaize America, Inc.
             9.000%, 4/15/2031                        Ba1                515,207
                                                                   -------------
                                                                       3,567,666
                                                                   -------------
             FOREIGN GOVERNMENTS -- 1.5%
  2,375,000  Canadian Government
             5.750%, 9/01/2006 (CAD)                  Aaa              1,607,369
  5,000,000  Province of British Columbia
             7.750%, 6/16/2003 (CAD)                  Aa2              3,235,657
                                                                   -------------
                                                                       4,843,026
                                                                   -------------
             FOREST PRODUCTS & PAPER -- 1.4%
  1,970,000  Georgia-Pacific Corp.
             7.500%, 5/15/2006(d)                     Ba1              1,871,500
    480,000  Georgia-Pacific Corp.
             8.875%, 5/15/2031                        Ba1                412,800

                 See accompanying notes to financial statements.

Investments as of December 31, 2002

                                                  RATINGS(c)
                                                  ----------
  PRINCIPAL                                       (UNAUDITED)
   AMOUNT      DESCRIPTION                          MOODY'S          VALUE(a)
--------------------------------------------------------------------------------
             FOREST PRODUCTS & PAPER -- (CONTINUED)
$   900,000  Kappa Beheer BV
             10.625%, 7/15/2009                       B2           $     967,500
  1,100,000  Kappa Beheer BV
             10.625%, 7/15/2009 (EUR)                 B2               1,226,303
                                                                   -------------
                                                                       4,478,103
                                                                   -------------
             HEALTH CARE PROVIDERS -- 1.0%
  3,050,000  HCA, Inc.
             6.950%, 5/01/2012                        Ba1              3,214,139
                                                                   -------------
             HEAVY MACHINERY -- 0.5%
  1,580,000  Case Credit Corp.
             6.125%, 2/15/2003                        Ba2              1,569,785
                                                                   -------------
             LODGING -- 0.5%
  1,585,000  Host Marriott Corp.
             7.875%, 8/01/2005                        Ba3              1,561,225
                                                                   -------------
             MEDIA - BROADCASTING &
             PUBLISHING -- 8.7%
  3,550,000  AOL Time Warner, Inc.
             6.750%, 4/15/2011                       Baa1              3,698,695
  1,760,000  Comcast Cable Communications, Inc.
             6.750%, 1/30/2011                       Baa3              1,831,254
  1,200,000  Continental Cablevision, Inc.
             9.500%, 8/01/2013                       Baa3              1,392,409
  2,000,000  CSC Holdings, Inc.
             7.625%, 7/15/2018                        B1               1,772,500
    515,000  CSC Holdings, Inc.
             7.875%, 2/15/2018                        B1                 461,569
  3,000,000  News America Holdings, Inc.
             7.750%, 2/01/2024                       Baa3              3,010,584
  2,245,000  News America Holdings, Inc.
             8.250%, 8/10/2018                       Baa3              2,465,912
  2,785,000  TCI Communications, Inc.
             9.800%, 2/01/2012                       Baa3              3,347,634
  9,342,000  Tele-Communications, Inc.
             9.250%, 1/15/2023                       Baa3              9,590,338
                                                                   -------------
                                                                      27,570,895
                                                                   -------------
             MORTGAGE-BACKED -- 36.9%
 14,000,000  Federal Home Loan Mortgage Corp.
             3.875%, 2/15/2005                        Aaa             14,591,262
  4,142,997  Federal Home Loan Mortgage Corp.
             6.000%, 5/01/2017                        Aaa              4,335,165
  2,583,323  Federal Home Loan Mortgage Corp.
             6.500%, 11/01/2031                       Aaa              2,692,918
  6,500,000  Federal National Mortgage Association
             5.250%, 1/15/2009                        Aaa              7,111,435
 11,038,980  Federal National Mortgage Association
             5.500%, with various maturities
             to 2017(e)                               Aaa             11,461,295
 21,230,854  Federal National Mortgage Association
             6.000%, with various maturities
             to 2032(e)                               Aaa             22,153,538
 15,946,707  Federal National Mortgage Association
             6.500%, with various maturities to
             2031(e)                                  Aaa             16,637,098
    940,000  Federal National Mortgage Association
             6.625%, 11/15/2010                       Aaa              1,103,673
  4,028,704  Federal National Mortgage Association
             7.000%, with various maturities to
             2030(e)                                  Aaa              4,238,684
  3,470,971  Federal National Mortgage
             Association
             7.500%, with various maturities to
             2032(e)                                  Aaa              3,686,165
  9,328,111  Government National Mortgage
             Association
             6.000%, with various maturities to
             2032(e)                                  Aaa              9,725,286
$11,291,280  Government National Mortgage
             Association
             6.500%, with various maturities to
             2032(e)                                  Aaa          $  11,860,520
  3,928,974  Government National Mortgage
             Association
             7.000%, with various maturities to
             2029(e)                                  Aaa              4,166,520
    980,327  Government National Mortgage
             Association
             7.500%, with various maturities to
             2030(e)                                  Aaa              1,046,076
    791,496  Government National Mortgage
             Association
             8.000%, 11/15/2029                       Aaa                854,227
    689,144  Government National Mortgage
             Association
             8.500%, with various maturities to
             2023(e)                                  Aaa                747,424
     69,902  Government National Mortgage
             Association
             9.000%, with various maturities to
             2016(e)                                  Aaa                 75,813
    115,230  Government National Mortgage
             Association
             11.500%, with various maturities to
             2018(e)                                  Aaa                136,857
                                                                   -------------
                                                                     116,623,956
                                                                   -------------
             OIL & GAS -- 5.4%
  2,464,000  Kinder Morgan Energy Partners LP
             7.125%, 3/15/2012(d)                    Baa1              2,762,824
  3,535,000  Pemex Finance, Ltd.
             8.020%, 5/15/2007                       Baa1              3,973,729
  3,000,000  Pemex Finance, Ltd.
             9.150%, 11/15/2018                      Baa1              3,505,275
  3,265,000  Pemex Project Funding Master Trust
             Medium Term Note, 144A
             7.875%, 2/01/2009                       Baa1              3,509,875
  1,300,000  Sempra Energy
             6.950%, 12/01/2005                      Baa1              1,390,961
  1,750,000  Transocean, Inc.
             6.625%, 4/15/2011                       Baa2              1,926,916
                                                                   -------------
                                                                      17,069,580
                                                                   -------------
             RESTAURANTS -- 0.4%
  1,075,000  Yum! Brands, Inc.
             7.450%, 5/15/2005                        Ba1              1,123,375
                                                                   -------------
             RETAILERS -- 0.7%
  2,404,000  J.C. Penney Co., Inc.
             9.750%, 6/15/2021                        Ba3              2,313,595
                                                                   -------------
             TELEPHONE SYSTEMS -- 3.5%
  2,715,000  AT&T Corp.
             8.500%, 11/15/2031                      Baa2              2,992,563
  3,200,000  LCI International, Inc.
             7.250%, 6/15/2007(d)                    Caa1              1,568,000
  1,480,000  Philippine Long Distance Telephone Co.
             11.375%, 5/15/2012                       Ba3              1,346,800
  1,920,000  Sprint Capital Corp.
             7.625%, 1/30/2011                       Baa3              1,827,224
  1,540,000  Telefonos de Mexico SA de CV
             8.250%, 1/26/2006                        A3               1,686,300
  1,650,000  Verizon Communications
             7.900%, 2/01/2027                        A3               1,789,428
                                                                   -------------
                                                                      11,210,315
                                                                   -------------
             TRANSPORTATION -- 0.4%
  1,155,000  CSX Corp.
             4.875%, 11/01/2009                      Baa2              1,191,714
                                                                   -------------

                 See accompanying notes to financial statements.

Investments as of December 31, 2002

                                                  RATINGS(c)
                                                  ----------
  PRINCIPAL                                       (UNAUDITED)
   AMOUNT      DESCRIPTION                          MOODY'S          VALUE(a)
--------------------------------------------------------------------------------
             U.S. GOVERNMENT -- 4.3%
$ 4,175,000  United States Treasury Bonds
             5.375%, 2/15/2031(d)                     Aaa          $   4,551,401
    635,000  United States Treasury Bonds
             6.000%, 2/15/2026                        Aaa                727,695
  2,575,000  United States Treasury Notes
             3.500%, 11/15/2006(d)                    Aaa              2,679,609
  2,370,000  United States Treasury Notes
             4.750%, 11/15/2008(d)                    Aaa              2,587,002
    865,000  United States Treasury Notes
             5.000%, 2/15/2011                        Aaa                950,419
  1,945,000  United States Treasury Notes
             6.125%, 8/15/2007                        Aaa              2,237,207
                                                                   -------------
                                                                      13,733,333
                                                                   -------------
             Total Bonds and Notes
             (Identified Cost $297,415,736)                          307,144,745
                                                                   -------------

SHORT TERM INVESTMENTS -- 8.9%
  5,055,290  Repurchase Agreement with Investors
             Bank & Trust Co. dated 12/31/2002 at
             1.00% to be repurchased at $5,055,571
             on 1/02/2003, collateralized by
             $5,115,211 Government National Mortgage
             Bond, 6.625%, due 10/20/2023 valued at
             $5,308,054                                                5,055,290
    470,223  Bank Of Montreal,
             1.32% due 1/30/2003(f)                                      470,223
    465,059  Galaxy Funding,
             1.353% due 2/07/2003(f)                                     465,059
  4,650,592  Dreyfus Cash Management Plus Fund,
             1.358% due 1/02/2003(f)                                   4,650,592
  2,511,319  Royal Bank of Scotland,
             1.33% due 1/15/2003(f)                                    2,511,319
  2,790,355  Canadian Imperial Bank of Commerce,
             1.225% due 5/19/2003(f)                                   2,790,355
  4,650,592  BNP Paribas,
             1.32% due 2/07/2003(f)                                    4,650,592
    930,118  Liberty Lighthouse Funding,
             1.343% due 1/14/2003(f)                                     930,118
    930,118  Comerica Bank,
             1.4% due 11/19/2003(f)                                      930,118
    930,118  Goldman Sachs Group Inc.,
             1.363% due 1/02/2003(f)                                     930,118
  4,836,615  Merrimac Cash Fund-Premium Class,
             1.422% due 1/02/2003(f)                                   4,836,615
                                                                   -------------
             Total Short Term Investments
             (Identified Cost $28,220,399)                            28,220,399
                                                                   -------------
             Total Investments -- 106.0%
             (Identified Cost $325,636,135)(b)                       335,365,144
             Other assets less liabilities                           (19,159,862)
                                                                   -------------
             Total Net Assets -- 100%                              $ 316,205,282
                                                                   =============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2002, the net unrealized appreciation on investments based on cost of $325,995,796 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost            $  15,064,304
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value               (5,694,956)
                                                                   -------------
     Net unrealized appreciation                                   $   9,369,348
                                                                   =============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $31,935,190 of which $2,299,128 expires on December 31, 2007, $7,872,697 expires on December 31, 2008 and $21,763,365 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer $1,483,155 of capital losses attributable to Post-October losses.

     At December 31, 2002, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $200,062 in undistributed ordinary income and $0 in undistributed long-term gains.

(c) The ratings shown are believed to be the most recent ratings available at December 31, 2002. Securites are generally rated at the time of issuance. Rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2002. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d) All or a portion of this security was on loan to brokers at December 31, 2002.
(e) The Fund's investment in mortgage-backed securities of the Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of this issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
(f)  Represents investments of securities lending collateral.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $5,960,114 or 1.9% of net assets.

AUD - Australian Dollar
CAD - Canadian Dollar
EUR - Euro

                 See accompanying notes to financial statements.

                   HIGH INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2002

                                                  RATINGS(c)
                                                  ----------
  PRINCIPAL                                       (UNAUDITED)
   AMOUNT      DESCRIPTION                          MOODY'S          VALUE(a)
--------------------------------------------------------------------------------
BONDS AND NOTES -- 98.1% OF TOTAL NET ASSETS
             ADVERTISING -- 0.5%
$   225,000  R.H. Donnelley Financial Corp. I,144A
             10.875%, 12/15/2012                      B2           $     246,375
                                                                   -------------
             AIRLINES -- 2.6%
    250,000  Continental Airlines, Inc.
             8.000%, 12/15/2005(d)                    B3                 122,500
  1,000,000  Delta Air Lines, Inc.
             8.300%, 12/15/2029                       Ba3                590,000
    800,000  Northwest Airlines, Inc.
             7.625%, 3/15/2005(d)                     B2                 544,000
                                                                   -------------
                                                                       1,256,500
                                                                   -------------
             AUTOMOTIVE -- 2.9%
  1,000,000  Dana Corp.
             9.000%, 8/15/2011                        Ba3                970,000
    150,000  Ford Motor Credit Co.
             6.500%, 1/25/2007                        A3                 148,288
    300,000  Ford Motor Credit Co.
             7.250%, 10/25/2011                       A3                 291,968
                                                                   -------------
                                                                       1,410,256
                                                                   -------------
             BEVERAGES, FOOD & TOBACCO -- 0.6%
    300,000  Gruma SA
             7.625%, 10/15/2007 (yankee)              Ba2                294,000
                                                                   -------------
             BIOTECHNOLOGY -- 0.7%
    250,000  Genzyme Corp.
             3.000%, 5/15/2021                        --                 230,937
    200,000  Human Genome Sciences, Inc.
             3.750%, 3/15/2007                        --                 130,000
                                                                   -------------
                                                                         360,937
                                                                   -------------
             CHEMICALS -- 5.0%
    350,000  Borden Chemical, Inc.
             7.875%, 2/15/2023                        B2                 199,500
    100,000  Borden Chemical, Inc.
             9.200%, 3/15/2021                        B2                  63,650
    100,000  Borden Chemical, Inc.
             9.250%, 6/15/2019                        B2                  63,650
    400,000  FMC Corp., 144A
             10.250%, 11/01/2009                      Ba2                434,000
  1,000,000  Huntsman International LLC
             10.125%, 7/01/2009(d)                   Caa1                830,000
    750,000  IMC Global, Inc.
             11.250%, 6/01/2011                       Ba2                806,250
                                                                   -------------
                                                                       2,397,050
                                                                   -------------
             COMMERCIAL SERVICES -- 1.3%
    750,000  United Rentals, Inc.
             9.250%, 1/15/2009(d)                     B2                 613,125
                                                                   -------------
             COMMUNICATIONS -- 12.6%
    300,000  AT&T Wireless Services, Inc.
             7.350%, 3/01/2006                       Baa2                309,000
    350,000  AT&T Wireless Services, Inc.
             7.500%, 5/01/2007                       Baa2                360,896
    450,000  CommScope, Inc.
             4.000%, 12/15/2006                       Ba3                366,750
    110,000  Corning, Inc.
             3.500%, 11/01/2008                       Ba2                 75,762
    650,000  Juniper Networks, Inc.
             4.750%, 3/15/2007                        B2                 503,750
$ 1,250,000  Motorola, Inc.
             8.000%, 11/01/2011(d)                   Baa2          $   1,296,206
  1,000,000  Nextel Communications, Inc.
             9.500%, 2/01/2011                        B3                 900,000
    350,000  Nextel Communications, Inc.
             9.750%, 10/31/2007                       B3                 323,750
    600,000  PTC International Finance II SA
             11.250%, 12/01/2009 (yankee)             B1                 639,000
    850,000  Rogers Wireless Communications, Inc.
             8.800%, 10/01/2007                       B2                 714,000
    675,000  Triton PCS, Inc.
             9.375%, 2/01/2011                        B3                 560,250
    355,000  US Unwired, Inc., Zero Coupon,
             11/01/2009                              Caa2                 21,300
                                                                   -------------
                                                                       6,070,664
                                                                   -------------
             ELECTRIC UTILITIES -- 0.9%
    250,000  ESI Tractebel Acquisition Corp.
             7.990%, 12/30/2011                       Ba1                225,562
     60,000  Mirant Americas Generation, Inc.
             7.200%, 10/01/2008                       Ba3                 28,800
    100,000  Mirant Americas Generation, Inc.
             7.625%, 5/01/2006                        Ba3                 53,000
    300,000  Mirant Americas Generation, Inc.
             8.300%, 5/01/2011                        Ba3                144,000
                                                                   -------------
                                                                         451,362
                                                                   -------------
             ELECTRONICS -- 1.9%
  1,050,000  Celestica, Inc., Zero Coupon,
             8/01/2020                                Ba2                481,687
    200,000  Flextronics International, Ltd.
             8.750%, 10/15/2007(d)                    Ba2                206,500
    220,000  Sanmina-SCI Corp.
             4.250%, 5/01/2004(d)                     B1                 212,850
                                                                   -------------
                                                                         901,037
                                                                   -------------
             ENTERTAINMENT & LEISURE -- 1.1%
    700,000  Royal Caribbean Cruises, Ltd.
             7.500%, 10/15/2027                       Ba2                518,000
                                                                   -------------
             FINANCIAL SERVICES -- 2.2%
  1,402,897  Panda Funding Corp.
             11.625%, 8/20/2012                       Ba3                771,593
    300,000  Salton SEA Funding Corp.
             7.840%, 5/30/2010                        Ba3                295,317
                                                                   -------------
                                                                       1,066,910
                                                                   -------------
             FOOD RETAILERS -- 0.3%
    150,000  Delhaize America, Inc.
             9.000%, 4/15/2031                        Ba1                138,002
                                                                   -------------
             FOREIGN GOVERNMENT -- 1.5%
  1,000,000  Federal Republic of Brazil
             9.375%, 4/07/2008                        B2                 700,000
                                                                   -------------
             FOREST PRODUCTS & PAPER -- 5.5%
    250,000  Abitibi-Consolidated, Inc.
             8.500%, 8/01/2029                        Ba1                259,203
  1,000,000  Georgia-Pacific Corp.
             9.500%, 12/01/2011(d)                    Ba1                980,000

                 See accompanying notes to financial statements.

Investments as of December 31, 2002

                                                  RATINGS(c)
                                                  ----------
  PRINCIPAL                                       (UNAUDITED)
   AMOUNT      DESCRIPTION                          MOODY'S          VALUE(a)
--------------------------------------------------------------------------------
             FOREST PRODUCTS & PAPER -- (CONTINUED)
$ 1,000,000  Georgia-Pacific Corp.
             9.875%, 11/01/2021                       Ba1          $     900,000
    500,000  Tembec Industries, Inc.
             7.750%, 3/15/2012                        Ba1                487,500
                                                                   -------------
                                                                       2,626,703
                                                                   -------------
             HEALTH CARE PROVIDERS -- 1.2%
    250,000  HCA, Inc.
             6.300%, 10/01/2012                       Ba1                252,590
    200,000  HCA, Inc., Medium Term Note
             7.580%, 9/15/2025                        Ba1                194,406
    150,000  Healthsouth Corp.
             7.625%, 6/01/2012                        Ba3                124,500
                                                                   -------------
                                                                         571,496
                                                                   -------------
             HEAVY MACHINERY -- 2.0%
    250,000  Case Corp.
             7.250%, 8/01/2005                        Ba2                212,500
    350,000  Case Credit Corp.
             6.750%, 10/21/2007                       Ba2                268,053
    250,000  Cummins, Inc.
             7.125%, 3/01/2028                        Ba2                205,000
    275,000  Grant Prideco Escrow, Inc., 144A
             9.000%, 12/15/2009                       Ba3                286,000
                                                                   -------------
                                                                         971,553
                                                                   -------------
             HOME CONSTRUCTION, FURNISHINGS &
             APPLIANCES -- 2.0%
    475,000  D.R. Horton, Inc.
             7.875%, 8/15/2011                        Ba1                465,500
    500,000  K. Hovnanian Enterprises, Inc.
             8.000%, 4/01/2012                        Ba3                487,500
                                                                   -------------
                                                                         953,000
                                                                   -------------
             INDUSTRIAL - DIVERSIFIED -- 0.7%
    350,000  Tyco International Group SA
             6.750%, 2/15/2011                        Ba2                331,354
                                                                   -------------
             LODGING -- 4.2%
    300,000  Felcor Lodging LP
             8.500%, 6/01/2011                        Ba3                297,000
    300,000  Hilton Hotels Corp.
             5.000%, 5/15/2006                        Ba2                287,250
    300,000  La Quinta Inns, Inc. Medium Term Note
             7.330%, 4/01/2008                        Ba3                285,750
    475,000  Park Place Entertainment Corp.
             8.125%, 5/15/2011(d)                     Ba2                492,812
    650,000  Starwood Hotels & Resorts Worldwide,
             Inc., 144A
             7.875%, 5/01/2012                        Ba1                646,750
                                                                   -------------
                                                                       2,009,562
                                                                   -------------
             MEDIA - BROADCASTING & PUBLISHING -- 6.6%
    150,000  AOL Time Warner, Inc.
             6.625%, 5/15/2029                       Baa1                137,914
    905,000  Charter Communications Holdings LLC
             0/9.920%, 4/01/2011(e)                   B3                 316,750
    300,000  Comcast Cable Communications, Inc.
             6.750%, 1/30/2011                       Baa3                312,146
    250,000  Comcast Cable Communications, Inc.
             7.125%, 6/15/2013                       Baa3                266,066
    900,000  CSC Holdings, Inc.
             7.875%, 12/15/2007                       B1                 869,625
    150,000  Dex Media East LLC, 144A
             12.125%, 11/15/2012                      B3                 166,125
$   150,000  Rogers Communications, Inc.
             2.000%, 11/26/2005                       Ba1          $     113,250
  1,050,000  TCI Communications, Inc.
             7.125%, 2/15/2028                       Baa3                981,583
                                                                   -------------
                                                                       3,163,459
                                                                   -------------
             METALS -- 2.2%
  1,000,000  Phelps Dodge Corp.
             9.500%, 6/01/2031                       Baa3              1,037,151
                                                                   -------------
             OIL & GAS -- 10.2%
    400,000  Chesapeake Energy Corp.
             8.125%, 4/01/2011                        B1                 414,000
    100,000  Chesapeake Energy Corp.
             8.375%, 11/01/2008                       B1                 104,000
    150,000  Chesapeake Energy Corp.
             9.000%, 8/15/2012                        B1                 159,000
    700,000  El Paso CGP Co.
             6.500%, 6/01/2008                        Ba2                525,000
    850,000  Nuevo Energy Co.
             9.500%, 6/01/2008                        B2                 875,500
  1,000,000  PDVSA Finance, Ltd.
             9.375%, 11/15/2007                       Ba1                902,500
  1,000,000  Pioneer Natural Resources Co.
             7.200%, 1/15/2028                        Ba1                963,253
  1,000,000  Swift Energy Co.
             9.375%, 5/01/2012                        B3                 975,000
                                                                   -------------
                                                                       4,918,253
                                                                   -------------
             PHARMACEUTICALS -- 0.4%
    255,000  IVAX Corp.
             4.500%, 5/15/2008                        --                 209,419
                                                                   -------------
             REITS - HEALTHCARE -- 1.7%
    851,000  La Quinta Corp.
             7.000%, 8/15/2007                        Ba3                821,215
                                                                   -------------
             REITS - HOTELS -- 1.6%
    750,000  Host Marriot LP
             9.250%, 10/01/2007                       Ba3                757,500
                                                                   -------------
             REITS - OFFICE BUILDINGS -- 2.2%
  1,000,000  Crescent Real Estate Equities LP
             9.250%, 4/15/2009                        Ba3              1,042,500
                                                                   -------------
             RESTAURANTS -- 1.3%
    600,000  Yum! Brands, Inc.
             7.700%, 7/01/2012                        Ba1                624,000
                                                                   -------------
             RETAILERS -- 4.7%
    800,000  Foot Locker, Inc.
             8.500%, 1/15/2022                        Ba3                807,500
    425,000  Gap (The), Inc.
             10.550%, 12/15/2008(d)                   Ba3                465,375
  1,000,000  J.C. Penney Co., Inc.
             8.125%, 4/01/2027                        Ba3                870,000
    150,000  J.C. Penney Co., Inc.
             8.250%, 8/15/2022                        Ba3                127,500
                                                                   -------------
                                                                       2,270,375
                                                                   -------------
             SEMICONDUCTORS -- 4.3%
    350,000  Analog Devices, Inc.
             4.750%, 10/01/2005                      Baa1                347,813
    875,000  Cypress Semiconductor Corp.
             3.750%, 7/01/2005                        B3                 701,094

                 See accompanying notes to financial statements.

Investments as of December 31, 2002

                                                  RATINGS(c)
                                                  ----------
  PRINCIPAL                                       (UNAUDITED)
   AMOUNT      DESCRIPTION                          MOODY'S          VALUE(a)
--------------------------------------------------------------------------------
             SEMICONDUCTORS -- (CONTINUED)
$   380,000  Lam Research Corp.
             4.000%, 6/01/2006                        --           $     332,025
    525,000  LSI Logic Corp.
             4.000%, 11/01/2006(d)                    --                 427,219
    300,000  LSI Logic Corp.
             4.000%, 2/15/2005(d)                     Ba3                268,500
                                                                   -------------
                                                                       2,076,651
                                                                   -------------
             TELEPHONE SYSTEMS -- 6.3%
    300,000  Cox Communications, Inc.
             6.750%, 3/15/2011                       Baa2                323,306
    250,000  Cox Communications, Inc.
             6.800%, 8/01/2028                       Baa2                252,563
    700,000  Philippine Long Distance Telephone Co.
             10.500%, 4/15/2009                       Ba3                638,750
  1,890,000  Qwest Capital Funding, Inc.
             7.750%, 2/15/2031(d)                    Caa2              1,058,400
    925,000  Sprint Capital Corp.
             6.875%, 11/15/2028                      Baa3                744,625
                                                                   -------------
                                                                       3,017,644
                                                                   -------------
             TEXTILES, CLOTHING & FABRICS -- 2.4%
    905,000  Phillips Van-Heusen Corp.
             7.750%, 11/15/2023                       Ba2                751,150
    400,000  Russell Corp.
             9.250%, 5/01/2010                        B1                 428,000
                                                                   -------------
                                                                       1,179,150
                                                                   -------------
             TOYS/GAMES/HOBBIES -- 1.0%
    600,000  Hasbro, Inc.
             6.600%, 7/15/2028                        Ba3                495,000
                                                                   -------------
             TRANSPORTATION -- 3.5%
    850,000  Grupo Transportacion Ferroviaria
             Mexicana SA de CV
             11.750%, 6/15/2009 (yankee)              B1                 833,000
    920,000  Trico Marine Services, Inc.
             8.875%, 5/15/2012                        B2                 855,600
                                                                   -------------
                                                                       1,688,600
                                                                   -------------
             Total Bonds and Notes
             (Identified Cost $48,318,001)                            47,188,803
                                                                   -------------

SHORT TERM INVESTMENTS -- 12.2%
    292,585  Repurchase Agreement with Investors Bank &
             Trust Co. dated 12/31/2002 at 1.00% to
             be repurchased at $292,601 on 1/02/2003,
             collateralized by $298,568 Federal Home
             Loan Mortgage Bond, 6.00%, due 1/15/2018
             valued at $307,214                                          292,585
  1,119,642  BNP Paribas,
             1.32% due 2/07/2003(f)                                    1,119,642
    671,785  Canadian Imperial Bank of Commerce,
             1.225% due 5/19/2003(f)                                     671,785
    223,928  Liberty Lighthouse Funding,
             1.343% due 1/14/2003(f)                                     223,928
    223,928  Comerica Bank,
             1.4% due 11/19/2003(f)                                      223,928
    223,928  Goldman Sachs Group Inc.,
             1.363% due 1/02/2003(f)                                     223,928
    604,607  Royal Bank of Scotland,
             1.33% due 1/15/2003(f)                                      604,607
    111,964  Galaxy Funding,
             1.353% due 2/07/2003(f)                                     111,964
$ 1,164,428  Merrimac Cash Fund-Premium Class,
             1.422% due 1/02/2003(f)                               $   1,164,428
    113,208  Bank Of Montreal,
             1.32% due 1/30/2003(f)                                      113,208
  1,119,642  Dreyfus Cash Management Plus Fund,
             1.358% due 1/02/2003(f)                                   1,119,642
                                                                   -------------
             Total Short Term Investments
             (Identified Cost $5,869,645).                             5,869,645
                                                                   -------------
             Total Investments -- 110.3%
             (Identified Cost $54,187,646) (b)                        53,058,448
             Other assets less liabilities                            (4,967,472)
                                                                   -------------
             Total Net Assets -- 100%                              $  48,090,976
                                                                   =============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2002, the net unrealized depreciation on investments based on cost of $54,220,484 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value
     over tax cost                                                 $   2,037,246
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax
     cost over value                                                  (3,199,282)
                                                                   -------------
     Net unrealized depreciation                                   $  (1,162,036)
                                                                   =============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $88,753,460 of which $1,019,386 expires on December 31, 2004, $918,790 expires on December 31, 2007, $16,613,930 expires on December 31, 2008, $43,374,721 expires on December 31, 2009 and $26,826,633 expires on
     December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer $256,493 of capital losses attributable to Post-October losses.

     At December 31, 2002, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $0 in undistributed ordinary income and $0 in undistributed long-term gains.

(c) The ratings shown are believed to be the most recent ratings available at December 31, 2002. Securites are generally rated at the time of issuance. Rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2002. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d) All or a portion of this security was on loan to brokers at December 31, 2002.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(f)  Represents investments of securities lending collateral.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,779,250 or 3.7% of net assets.
REIT Real Estate Investment Trust

                 See accompanying notes to financial statements.

                STRATEGIC INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2002

                                                        RATINGS(c)
                                                        -----------
  PRINCIPAL                                             (UNAUDITED)
   AMOUNT       DESCRIPTION                               MOODY'S      VALUE(a)
--------------------------------------------------------------------------------
BONDS AND NOTES -- 88.5% OF TOTAL NET ASSETS
                CONVERTIBLE BOND -- 7.2%
                CANADA -- 0.4%
$   500,000     Celestica, Inc., Zero Coupon,
                8/01/2020                                Ba2         $   229,375
    750,000     Rogers Communications, Inc.
                2.000%, 11/26/2005                       Ba1             566,250
                                                                     -----------
                                                                         795,625
                                                                     -----------
                MEXICO-- 0.2%
    565,000     Empresas ICA Sociedad Controladora SA
                de CV 5.000%,  3/15/2004(d)              Ca              367,250
                                                                     -----------
                NETHERLANDS -- 0.2%
    450,000     Koninklijke (Royal) KPN NV
                3.500%, 11/24/2005,  (EUR)               --              439,443
                                                                     -----------
                UNITED KINGDOM -- 0.9%
    500,000     Colt Telecom Group PLC
                2.000%, 3/29/2006, (EUR)                 B3              237,413
  3,575,000     Colt Telecom Group PLC
                2.000%, 12/16/2006, (EUR)                B3            1,643,681
                                                                     -----------
                                                                       1,881,094
                                                                     -----------
                UNITED STATES-- 5.5%
    475,000     Amkor Technology, Inc.
                5.000%, 3/15/2007                        B3              231,562
    750,000     Analog Devices, Inc.
                4.750%, 10/01/2005                       Baa1            745,312
  1,000,000     Builders Transport, Inc.
                8.000%, 8/15/2005(e)(f)(g)               B3                1,250
    200,000     Builders Transport, Inc.
                6.500%, 5/01/2011(e)(f)(g)               --                  250
    275,000     CML Group, Inc.
                5.500%, 1/15/2003(e)(f)(g)               --               42,900
    800,000     CommScope, Inc.
                4.000%, 12/15/2006                       Ba3             652,000
    250,000     Corning, Inc.
                3.500%, 11/01/2008                       Ba2             172,187
    231,000     Dixie Group, Inc.
                7.000%, 5/15/2012                        B3              115,500
    500,000     Genzyme Corp.
                3.000%, 5/15/2021                        --              461,875
    250,000     Hilton Hotels Corp.
                5.000%, 5/15/2006                        Ba2             239,375
    600,000     Human Genome Sciences, Inc.
                3.750%, 3/15/2007(d)                     --              390,000
  1,415,000     IVAX Corp.
                4.500%, 5/15/2008                        --            1,162,069
    100,000     Juniper Networks, Inc.
                4.750%, 3/15/2007                        B2               77,500
    700,000     Kulicke & Soffa Industries, Inc.
                4.750%, 12/15/2006                       B3              389,375
  1,000,000     Lam Research Corp.
                4.000%, 6/01/2006                        --              873,750
  2,250,000     Loews Corp.
                3.125%, 9/15/2007                        A3            2,013,750
    140,000     LSI Logic Corp.
                4.000%, 11/01/2006(d)                    --              113,925
    107,000     MascoTech, Inc.
                4.500%, 12/15/2003                       B3               99,510
  1,334,000     Maxtor Corp.
                5.750%, 3/01/2012                        Caa1            867,100
$   100,000     Nextel Communications, Inc.
                6.000%, 6/01/2011                        B3          $    86,000
  3,910,000     Pliant Systems, Inc.
                5.000%, 5/15/2049(e)(f)(g)               --               49,344
    355,000     Richardson Electronics, Ltd.
                7.250%, 12/15/2006                       B3              284,000
    200,000     Sanmina-SCI Corp.
                4.250%, 5/01/2004                        B1              193,500
    895,000     Sanmina-SCI Corp., Zero Coupon,
                9/12/2020                                Ba3             364,712
    150,000     Thermedics, Inc., Zero Coupon,
                6/01/2003                                Baa3            147,375
  1,625,000     Western Digital Corp., 144A, Zero
                Coupon,
                2/18/2018                                Caa1            739,375
  1,750,000     Xerox Corp.
                0.570%, 4/21/2018                        B3            1,102,500
    500,000     Yellow Corp.
                7.000%, 5/01/2011                        B2              413,750
                                                                     -----------
                                                                      12,029,746
                                                                     -----------
                Total Convertible Bonds
                (Identified Cost $21,320,713)                         15,513,158
                                                                     -----------
                NON-CONVERTIBLE BONDS -- 81.3%
                ARGENTINA -- 0.8%
  1,000,000     Cablevision SA
                13.750%, 4/30/2007(e)                    Ca              245,000
  1,505,000     Pecom Energia SA, 144A
                8.125%, 7/15/2010                        Ca            1,008,350
  3,500,000     Republic of Argentina
                8.875%, 3/01/2029, (ARS)(e)(f)           Ca              568,890
                                                                     -----------
                                                                       1,822,240
                                                                     -----------
                BRAZIL -- 4.6%
  2,542,858     Federal Republic of Brazil
                8.000%, 4/15/2014(h)                     B1            1,665,798
  8,400,000     Federal Republic of Brazil
                8.875%, 4/15/2024                        B2            4,620,000
  6,308,000     Federal Republic of Brazil
                10.125%, 5/15/2027                       B2            3,784,800
                                                                     -----------
                                                                      10,070,598
                                                                     -----------
                CANADA-- 17.7%
 18,505,000     British Columbia Province, Zero Coupon,
                9/05/2020, (CAD)                         Aa2           3,982,114
  9,775,000     British Columbia Province, Zero Coupon,
                8/19/2022, (CAD)                         Aa2           1,852,187
 35,000,000     British Columbia Province, Zero Coupon,
                8/23/2024, (CAD)                         Aa2           5,848,626
  4,275,000     British Columbia Province, Zero Coupon,
                11/19/2027, (CAD)                        Aa2             592,279
  8,100,000     Canadian Government
                3.500%, 6/01/2004, (CAD)                 Aaa           5,167,265
  1,565,000     Canadian Government
                6.000%, 9/01/2005, (CAD)                 Aaa           1,055,982
 17,135,000     Manitoba Province, Zero Coupon,
                3/05/2031, (CAD)                         --            2,115,042
    500,000     New Brunswick FM Project, Inc.
                0/6.470%, 11/30/2027, (CAD)(i)           --              325,798
    500,000     Nortel Networks, Ltd.
                6.125%, 2/15/2006(d)                     B3              335,000

                 See accompanying notes to financial statements.

Investments as of December 31, 2002

                                                      RATINGS(c)
                                                      -----------
  PRINCIPAL                                           (UNAUDITED)
   AMOUNT       DESCRIPTION                             MOODY'S        VALUE(a)
--------------------------------------------------------------------------------
                CANADA -- (CONTINUED)
$ 29,550,000    Ontario Hydro Bank, Zero Coupon,
                10/15/2021, (CAD)                      Aa3           $ 6,031,815
  12,600,000    Ontario Province, Zero Coupon,
                6/02/2027, (CAD)                       Aa3             1,925,346
     750,000    Ontario Province, Zero Coupon,
                7/13/2022, (CAD)                       Aa3               144,975
   8,800,000    Ontario Province, Zero Coupon,
                3/08/2029, (CAD)                       Aa3             1,195,010
   3,750,000    Saskatchewan Province
                5.750%, 3/05/2029, (CAD)               Aa3             2,362,937
   8,500,000    Saskatchewan Province, Zero Coupon,
                4/10/2014, (CAD)                       Aa3             2,882,583
   8,250,000    Saskatchewan Province, Zero Coupon,
                2/04/2022, (CAD)                       Aa3             1,614,946
   9,605,000    Saskatchewan Province, Zero Coupon,
                5/30/2025, (CAD)                       Aa3             1,527,665
                                                                     -----------
                                                                      38,959,570
                                                                     -----------
                CAYMAN ISLANDS -- 0.5%
     250,000    Enersis SA
                6.600%, 12/01/2026                     Baa3              236,058
   1,405,000    PDVSA Finance, Ltd., (yankee)
                7.400%, 8/15/2016                      Ba1               955,400
                                                                     -----------
                                                                       1,191,458
                                                                     -----------
                CHILE -- 0.1%
     300,000    Empresa Nacional de Electricidad SA
                7.875%, 2/01/2027                      Baa3              238,483
                                                                     -----------
                COLOMBIA -- 0.3%
     856,332    Transgas de Occidente SA, 144A
                9.790%, 11/01/2010                     Ba2               762,135
                                                                     -----------
                ECUADOR -- 0.8%
   4,225,000    Republic of Ecuador, 144A
                5.000%, 8/15/2030                      Caa2            1,753,375
                                                                     -----------
                HONG KONG -- 3.1%
   6,625,000    Bangkok Bank PCL, 144A
                9.025%, 3/15/2029                      Ba2             6,833,688
                                                                     -----------
                MALAYSIA -- 2.7%
   1,750,000    Telekom Malaysia Berhad, 144A
                7.875%, 8/01/2025                      Baa2            1,801,408
   4,300,000    Tenaga Nasional Berhad, 144A
                7.500%, 11/01/2025                     Baa3            4,118,716
                                                                     -----------
                                                                       5,920,124
                                                                     -----------
                MAURITIUS -- 1.5%
   2,700,000    Pindo Deli Finance Mauritius, Ltd.,
                (yankee)
                10.750%, 10/01/2007(e)                 Ca                621,000
   2,650,000    Pindo Deli Finance Mauritius, Ltd.,
                (yankee)
                11.750%, 10/01/2017(e)                 Ca                530,000
   5,000,000    Pindo Deli Finance Mauritius, Ltd.,
                (yankee)
                10.875%, 10/01/2027(e)                 Ca              1,000,000
   4,360,000    Tjiwi Kimia Finance Mauritius, Ltd.,
                (yankee)
                10.000%, 8/01/2004(e)                  Ca              1,068,200
                                                                     -----------
                                                                       3,219,200
                                                                     -----------
                MEXICO -- 7.0%
     500,000    Grupo TMM SA de CV, (yankee)
                10.250%, 11/15/2006                    B2                310,000
   5,960,000    Grupo Transportacion Ferroviaria
                Mexicana SA de CV
                0/11.750%, 6/15/2009(i)                B1              5,840,800

$  1,000,000    Petroleos Mexicanos, (yankee)
                9.250%, 3/30/2018                      Baa1          $ 1,112,500
   4,350,000    Petroleos Mexicanos, (yankee)
                9.500%, 9/15/2027                      Baa1            4,872,000
   3,000,000    Petroleos Mexicanos, 144A, (yankee)
                8.625%, 12/01/2023                     Baa1            3,153,750
                                                                     -----------
                                                                      15,289,050
                                                                     -----------
                NORWAY -- 3.8%
  55,575,000    Kingdom of Norway
                6.750%, 1/15/2007, (NOK)               Aaa             8,384,008
                                                                     -----------
                PHILIPPINES -- 3.3%
   5,150,000    Bangko Sentral Ng Philipinas (yankee)
                8.600%, 6/15/2027                      Ba1             4,171,500
   1,750,000    Philippine Long Distance Telephone Co.
                8.350%, 3/06/2017                      Ba3             1,213,308
   2,667,500    Quezon Power (Philippines), Ltd.,
                (yankee)
                8.860%, 6/15/2017                      Ba3             1,813,900
                                                                     -----------
                                                                       7,198,708
                                                                     -----------
                REPUBLIC OF KOREA -- 0.9%
   2,000,000    Samsung Electronics Co., Ltd., 144A
                7.700%, 10/01/2027                     Baa1            2,007,000
                                                                     -----------
                SOUTH AFRICA -- 2.4%
  15,100,000    Republic of South Africa
                12.500%, 12/21/2006, (ZAR)             A2              1,840,068
  10,650,000    Republic of South Africa
                13.000%, 8/31/2010, (ZAR)              A2              1,400,254
  14,890,000    Republic of South Africa
                13.500%, 9/15/2015, (ZAR)              A2              2,102,710
                                                                     -----------
                                                                       5,343,032
                                                                     -----------
                SUPRANATIONAL -- 4.0%
  22,300,000    International Bank for Reconstruction
                & Development, Zero Coupon,
                8/20/2007, (NZD)                       Aaa             8,712,979
                                                                     -----------
                THAILAND -- 0.8%
   1,715,000    Thai Farmers Bank PLC, 144A
                8.250%, 8/21/2016                      Ba2             1,788,231
                                                                     -----------
                UNITED STATES -- 26.1%
     250,000    APL, Ltd.
                8.000%, 1/15/2024                      --                145,000
     500,000    Bausch & Lomb, Inc.
                7.125%, 8/01/2028                      Ba1               415,743
   2,125,000    Borden Chemical, Inc.
                7.875%, 2/15/2023                      B2              1,211,250
     142,000    Boston Celtics LP
                6.000%, 6/30/2038 (d)                  --                116,440
     500,000    Charter Communications Holdings LLC
                9.625%, 11/15/2009                     B3                222,500
     250,000    Charter Communications Holdings LLC
                0/9.920%, 4/01/2011 (i)                B3                 87,500
     250,000    CIT Group, Inc.
                5.500%, 5/16/2005, (EUR)               A2                261,024
     100,000    Coastal Corp.
                6.950%, 6/01/2028                      Ba2                64,000
     250,000    Continental Airlines, Inc.
                8.000%, 12/15/2005 (d)                 B3                122,500
     250,000    CSC Holdings, Inc.
                8.125%, 7/15/2009                      B1                240,313

                 See accompanying notes to financial statements.

Investments as of December 31, 2002

                                                         RATINGS(c)
                                                       --------------
   PRINCIPAL                                            (UNAUDITED)
    AMOUNT      DESCRIPTION                               MOODY'S      VALUE(a)
--------------------------------------------------------------------------------
                UNITED STATES -- (CONTINUED)
$    250,000    CSC Holdings, Inc.
                8.125%, 8/15/2009                      B1            $   240,313
     250,000    Dana Corp.
                9.000%, 8/15/2011, (EUR)               Ba3               236,102
     125,000    Dana Corp.
                7.000%, 3/15/2028                      Ba3                87,500
   1,000,000    Dana Corp.
                7.000%, 3/01/2029                      Ba3               705,000
     250,000    Delta Air Lines, Inc.
                10.125%, 5/15/2010                     Ba3               175,000
   2,075,000    Delta Air Lines, Inc.
                8.300%, 12/15/2029                     Ba3             1,224,250
     150,000    Dillards, Inc.
                6.625%, 1/15/2018                      Ba3               128,250
   1,765,000    El Paso Corp.
                5.750%, 3/14/2006, (EUR)               Ba2             1,203,857
   7,000,000    Federal Home Loan Mortgage Corp.
                4.625%, 2/15/2007, (EUR)               Aaa             7,658,938
  34,000,000    Federal National Mortgage
                Association, Zero Coupon
                10/29/2007, (NZD)                      Aaa            13,394,308
   1,000,000    First Industrial LP
                7.600%, 7/15/2028                      Baa2            1,055,423
   1,000,000    Foot Locker, Inc.
                8.500%, 1/15/2022                      Ba3             1,009,375
     125,000    Ford Motor Credit Co.
                7.250%, 2/22/2005, (GBP)               A3                195,160
     250,000    Ford Motor Credit Co.
                6.875%, 2/01/2006                      A3                250,438
     475,000    Ford Motor Credit Co.
                5.800%, 1/12/2009                      A3                440,560
     500,000    Fort James Corp.
                4.750%, 6/29/2004, (EUR)               Ba1               493,191
     900,000    Georgia-Pacific Corp.
                7.375%, 12/01/2025                     Ba1               702,000
     450,000    Georgia-Pacific Corp.
                7.250%, 6/01/2028                      Ba1               346,500
   1,350,000    Georgia-Pacific Corp.
                7.750%, 11/15/2029                     Ba1             1,100,250
     250,000    Hasbro, Inc.
                6.600%, 7/15/2028                      Ba3               206,250
     500,000    HCA, Inc.
                7.500%, 12/15/2023                     Ba1               490,154
     820,000    HCA, Inc.
                7.050%, 12/01/2027                     Ba1               753,632
     500,000    HCA, Inc., Medium Term Note
                7.580%, 9/15/2025                      Ba1               486,014
   1,000,000    IMC Global, Inc.
                6.550%, 1/15/2005                      Ba3               960,000
     500,000    IMC Global, Inc.
                7.625%, 11/01/2005                     Ba3               480,000
     525,000    IMC Global, Inc.
                6.875%, 7/15/2007                      Ba3               485,625
     125,000    IMC Global, Inc.
                7.375%, 8/01/2018                      Ba3                99,375
   1,600,000    IMC Global, Inc.
                7.300%, 1/15/2028                      Ba3             1,232,000
     350,000    J.C. Penney Co., Inc.
                7.950%, 4/01/2017                      Ba3               315,000
$    553,000    J.C. Penney Co., Inc.
                8.250%, 8/15/2022                      Ba3           $   470,050
     525,000    J.C. Penney Co., Inc.
                7.125%, 11/15/2023                     Ba3               441,000
     250,000    J.C. Penney Co., Inc. Medium
                Term Note
                6.875%, 10/15/2015                     Ba3               212,500
     690,000    Lucent Technologies, Inc.
                7.250%, 7/15/2006(d)                   Caa1              389,850
   2,095,000    Lucent Technologies, Inc.
                6.450%, 3/15/2029(d)                   Caa1              921,800
      66,000    Missouri Pacific Railroad Co.
                4.250%, 1/01/2005                      Ba1                67,968
     125,000    Motorola, Inc.
                6.500%, 11/15/2028                     Baa2              106,250
   6,475,000    Nextel Communications, Inc.
                9.750%, 10/31/2007                     B3              5,989,375
     750,000    Nextel Communications, Inc.
                9.375%, 11/15/2009(d)                  B3                678,750
     250,000    Phillips Van-Heusen Corp.
                7.750%, 11/15/2023                     Ba2               207,500
     250,000    Pioneer Natural Resources Co.
                7.200%, 1/15/2028                      Ba1               240,813
     775,000    Pioneer-Standard Electronics, Inc.
                9.500%, 8/01/2006                      Baa3              694,188
   1,000,000    ProLogis Trust
                7.625%, 7/01/2017                      Baa1            1,101,960
     500,000    Qwest Capital Funding, Inc.
                7.000%, 8/03/2009                      Caa2              320,000
     250,000    Qwest Capital Funding, Inc.
                7.900%, 8/15/2010                      Caa2              162,500
     500,000    Qwest Capital Funding, Inc.
                6.875%, 7/15/2028                      Caa2              275,000
   1,000,000    Qwest Capital Funding, Inc.
                7.750%, 2/15/2031(d)                   Caa2              560,000
     500,000    Qwest Corp.
                5.625%, 11/15/2008                     Ba3               425,000
     250,000    Qwest Corp.
                7.500%, 6/15/2023                      Ba3               198,750
     250,000    Salton SEA Funding Corp.
                7.840%, 5/30/2010                      Ba3               246,098
     250,000    Southern California Edison Co.
                6.375%, 1/15/2006                      Ba3               232,500
     365,000    Sprint Capital Corp.
                7.900%, 3/15/2005                      Baa3              368,650
     600,000    Sprint Capital Corp.
                6.125%, 11/15/2008                     Baa3              546,000
     250,000    Sprint Capital Corp.
                6.875%, 11/15/2028                     Baa3              201,250
     250,000    TCI Communications, Inc.
                6.875%, 2/15/2006                      Baa3              264,249
     650,000    Tennessee Gas Pipeline
                7.500%, 4/01/2017                      Ba1               542,750
     200,000    Tennessee Gas Pipeline Co.
                7.000%, 10/15/2028                     Ba1               154,000
     155,000    Xerox Capital (Europe) PLC
                5.875%, 5/15/2004                      B1                148,025

                 See accompanying notes to financial statements.

Investments as of December 31, 2002

                                                         RATINGS(c)
                                                       --------------
   PRINCIPAL                                            (UNAUDITED)
    AMOUNT      DESCRIPTION                               MOODY'S     VALUE(a)
--------------------------------------------------------------------------------
                UNITED STATES -- (CONTINUED)
$    500,000    Xerox Corp.
                5.500%, 11/15/2003(d)                  B1            $   487,500
   1,600,000    Xerox Corp.
                3.500%, 2/04/2004, (EUR)               B1              1,525,742
                                                                     -----------
                                                                      57,220,753
                                                                     -----------
                VENEZUELA -- 0.9%
     500,000    Cerro Negro Finance, Ltd., 144A
                7.900%, 12/01/2020                     Ba2               280,000
   2,550,000    Republic of Venezuela
                9.250%, 9/15/2027                      B3              1,737,825
                                                                     -----------
                                                                       2,017,825

                Total Non-Convertible Bonds
                (Identified Cost $189,501,686)                       178,732,457
                Total Bonds and Notes
                (Identified Cost $210,822,399)                       194,245,615
                                                                     -----------

    SHARES
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.7% OF TOTAL NET ASSETS
                PHILIPPINES -- 0.4%
      47,800    Philippine Long Distance Telephone
                Co., Series 3 (GDR)                    B2                975,120
                                                                     -----------
                UNITED STATES -- 1.3%
      35,000    Bethlehem Steel Corp., 144A(e)(f)      C                  35,000
       5,000    Chesapeake Energy Corp.                Caa1              305,000
       5,045    La Quinta Properties                   B2                115,026
      22,500    Owens Corning Capital LLC, 144A(e)(f)  C                   1,418
      37,500    Pacific Gas & Electric Co.(e)(f)       Ca                909,375
       9,500    Southern California ED                 B3                846,094
      12,500    Western Gas Resources, Inc             B1                660,000
                                                                     -----------
                                                                       2,871,913
                                                                     -----------
                Total Preferred Stocks
                (Identified Cost $6,405,340).                          3,847,033
                                                                     -----------
COMMON STOCKS -- 7.7%
                INDONESIA -- 0.1%
   6,786,500    PT Indah Kiat Pulp & Paper Corp.,
                (IDR)(e)(j)                                              109,949
                                                                     -----------
                SOUTH AFRICA -- 3.5%
     589,300    Sappi, Ltd. (ADR)(d)                                   7,790,546
                                                                     -----------
                THAILAND -- 0.1%
     894,789    Loxley Co., Ltd                                          162,783
     122,000    Siam Commercial Bank PLC, 144A (THB)                      79,873
                                                                     -----------
                                                                         242,656
                                                                     -----------
                UNITED STATES -- 4.0%
     162,900    Associated Estates Realty Corp.                        1,099,575
     177,100    Developers Diversified Realty
                Corp. (REIT)                                           3,894,429
     111,700    Simon Property Group, Inc                              3,805,619
                                                                     -----------
                                                                       8,799,623
                                                                     -----------
                Total Common Stocks
                (Identified Cost $13,149,705)                         16,942,774
                                                                     -----------

   PRINCIPAL
    AMOUNT      DESCRIPTION                                          VALUE (a)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 3.1%
$  1,809,392    Repurchase Agreement with Investors Bank & Trust
                Co. dated 12/31/2002 at 1.00% to be repurchased at
                $1,809,493 on 1/02/2003, collateralized by
                $1,877,243 Federal National Mortgage Association
                Bond, 4.976%, due 7/01/2025 valued at $1,899,939   $   1,809,392
     989,930    Dreyfus Cash Management Plus Fund,
                1.358% due 1/02/2003(k)                                  989,930
     197,986    Comerica Bank,
                1.4% due 11/19/2003(k)                                   197,986
     989,930    BNP Paribas,
                1.32% due 2/07/2003(k)                                   989,930
     197,986    Liberty Lighthouse Funding,
                1.343% due 1/14/2003(k)                                  197,986
   1,029,527    Merrimac Cash Fund-Premium Class,
                1.422% due 1/02/2003(k)                                1,029,527
      98,993    Galaxy Funding,
                1.353% due 2/07/2003(k)                                   98,993
     593,958    Canadian Imperial Bank of Commerce,
                1.225% due 5/19/2003(k)                                  593,958
     100,092    Bank Of Montreal,
                1.32% due 1/30/2003(k)                                   100,092
     534,562    Royal Bank of Scotland,
                1.33% due 1/15/2003(k)                                   534,562
     197,986    Goldman Sachs Group Inc.,
                1.363% due 1/02/2003(k)                                  197,986
                                                                   -------------
                Total Short Term Investments
                (Identified Cost $6,740,342)                           6,740,342
                                                                   -------------
                Total Investments -- 101.0%
                (Identified Cost $237,117,786) (b)                   221,775,764
                Other assets less liabilities                         (2,206,993)
                                                                   -------------
                Total Net Assets -- 100%                           $ 219,568,771
                                                                   =============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2002, the net unrealized depreciation on investments based on cost of $235,942,015 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost            $  23,205,222
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value              (37,371,473)
                                                                   -------------
     Net unrealized depreciation                                   $ (14,166,251)
                                                                   ==============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $52,456,153 of which $13,337,197 expires on December 31, 2007, $6,500,127 expires on December 31, 2008, $10,848,517 expires on
     December 31, 2009 and $21,770,312 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer $2,276,305 of capital losses attributable to Post-October losses.

     At December 31, 2002, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $2,488,101 in undistributed ordinary income and $0 in undistributed long-term gains.

                 See accompanying notes to financial statements.

Investments as of December 31, 2002

(c) The ratings shown are believed to be the most recent ratings available at December 31, 2002. Securites are generally rated at the time of issuance. Rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2002. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d) All or a portion of this security was on loan to brokers at December 31, 2002.
(e)  Non-income producing security.
(f)  Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.
(g) Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
(h)  Pay in kind securities.
(i) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date and rate.
(j)  Delisted security.
(k)  Represents investments of securities lending collateral.
REIT Real Estate Investment Trust.

ADR/GDR    An American Depositary Receipt (ADR) or Global Depositary Receipt
           (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $24,362,319 or 11.1% of net assets.

ARS - Argentine Peso
CAD - Canadian Dollar
EUR - Euro
GBP - British Pound
IDR - Indonesian Rupiah
NOK - Norwegian Krone
NZD - New Zealand Dollars
THB - Thai Baht
ZAR - South African Rand

INDUSTRY HOLDINGS AT DECEMBER 31, 2002 (UNAUDITED)

Government                                 25.0%
Oil & Gas                                   6.7
Banking                                     6.7
Communications                              6.3
U.S. Government Agencies                    6.1
Forest Products & Paper                     5.4
Miscellaneous                               4.3
Supra National                              4.0
Electric Utilities                          3.8
Mortgage-Backed                             3.5
Transportation                              3.2
Telephone Systems                           2.4
Financial Services                          2.2
Chemicals                                   2.0
Other, less than 2% each                   16.3

                 See accompanying notes to financial statements.

           LIMITED TERM U.S. GOVERNMENT FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2002

                                                       RATINGS(c)
                                                       ------------
  PRINCIPAL                                            (UNAUDITED)
   AMOUNT       DESCRIPTION                               MOODY'S     VALUE(a)
--------------------------------------------------------------------------------
BONDS AND NOTES -- 97.8% OF TOTAL NET ASSETS
                MORTGAGE-BACKED -- 57.9%
$  1,845,000    EQCC Home Equity Loan Trust
                6.134%, 7/20/2028                      Aaa           $ 1,950,075
   2,051,464    Federal Home Loan Mortgage Corp.
                7.000%, 2/01/2016                      Aaa             2,182,483
      19,381    Federal Home Loan Mortgage Corp.
                7.500%, 6/01/2026                      Aaa                20,717
     285,274    Federal Home Loan Mortgage Corp.
                8.000%, with various maturities
                to 2015(d)                             Aaa               301,735
      13,384    Federal Home Loan Mortgage Corp.
                10.000%, 7/01/2019                     Aaa                15,287
   1,561,617    Federal Home Loan Mortgage Corp.
                11.500%, with various maturities
                to 2020(d)                             Aaa             1,799,364
   3,508,387    Federal National Mortgage Association
                5.500%, with various maturities
                to 2017(d)                             Aaa             3,642,614
  33,644,397    Federal National Mortgage Association
                6.000%, with various maturities
                to 2032(d)                             Aaa            35,170,259
  12,449,788    Federal National Mortgage Association
                6.500%, with various maturities
                to 2032(d)                             Aaa            12,968,742
   1,688,946    Federal National Mortgage Association
                7.000%, 12/01/2022                     Aaa             1,776,449
   3,077,789    Federal National Mortgage Association
                7.500%, with various maturities
                to 2015(d)                             Aaa             3,278,985
     643,178    Federal National Mortgage Association
                8.000%, with various maturities
                to 2016(d)                             Aaa               693,771
   8,436,378    Government National Mortgage
                Association 7.000%, with various
                maturities to 2031(d)                  Aaa             8,952,825
   3,861,124    Government National Mortgage
                Association 8.000%, 10/15/2029         Aaa             4,180,331
      31,615    Government National Mortgage
                Association
                12.500%, with various maturities
                to 2015(d)                             Aaa                37,749
     366,353    Government National Mortgage
                Association
                16.000%, with various maturities
                to 2012(d)                             Aaa               458,698
     144,041    Government National Mortgage
                Association
                17.000%, with various maturities
                to 2011(d)                             Aaa               182,609
   1,000,000    Residential Asset Securitization Trust
                5.820%, 1/25/2027                      Aaa             1,024,211
   1,675,000    Residential Funding Mortgage
                Securities II
                5.420%, 2/25/2016                      Aaa             1,748,070
                                                                   -------------
                                                                      80,384,974
                                                                   -------------
                SUPRANATIONAL -- 3.4%
   3,210,000    Inter-American Development Bank Bonds
                12.250%, 12/15/2008                    Aaa             4,712,363
                                                                   -------------
                U.S. GOVERNMENT-- 20.8%
   3,300,000    United States Treasury Bonds
                7.875%, 11/15/2004                     Aaa             3,685,044
   5,800,000    United States Treasury Notes
                4.375%, 8/15/2012(e)                   Aaa             6,062,583
   4,000,000    United States Treasury Notes
                4.875%, 2/15/2012                      Aaa             4,343,592
   3,800,000    United States Treasury Notes
                5.000%, 8/15/2011                      Aaa             4,166,936
$  2,200,000    .United States Treasury Notes
                6.250%, 2/15/2007                      Aaa         $   2,524,071
   2,500,000    United States Treasury Notes
                6.500%, 10/15/2006                     Aaa             2,871,485
   4,500,000    United States Treasury Notes
                7.000%, 7/15/2006                      Aaa             5,217,363
                                                                   -------------
                                                                      28,871,074
                                                                   -------------
                U.S. GOVERNMENT AGENCIES-- 15.7%
   5,000,000    Federal Home Loan Mortgage Corp.
                5.750%, 4/15/2008                      Aaa             5,612,340
   3,000,000    Federal National Mortgage Association
                5.500%, 5/02/2006                      Aa2             3,250,578
   4,500,000    Federal National Mortgage Association
                5.500%, 2/15/2006                      Aaa             4,921,241
   6,325,000    Federal National Mortgage Association
                6.000%, 12/15/2005                     Aaa             7,003,635
   1,000,000    Federal National Mortgage Association
                7.000%, 7/15/2005                      Aaa             1,121,130
                                                                   -------------
                                                                      21,908,924
                                                                   -------------
                Total Bonds and Notes
                (Identified Cost $131,038,066)                       135,877,335
                                                                   -------------

SHORT TERM INVESTMENTS -- 5.9%
   2,874,085    Repurchase Agreement with Investors
                Bank & Trust Co. dated 12/31/2002 at
                1.00% to be repurchased at $2,874,244
                on 1/02/2003, collateralized by
                $3,025,868 Federal Home Loan Mortgage
                Bond, 2.21%, due 7/15/2008 valued at
                $3,017,789                                             2,874,085
     106,347    Galaxy Funding, 1.353% due 2/07/2003(f)                  106,347
     212,693    Liberty Lighthouse Funding, 1.343% due
                1/14/2003(f)                                             212,693
   1,063,467    BNP Paribas, 1.32% due 2/07/2003(f)                    1,063,467
     638,080    Canadian Imperial Bank of Commerce,
                1.225% due 5/19/2003(f)                                  638,080
     107,528    Bank Of Montreal, 1.32% due 1/30/2003(f)                 107,528
     212,693    Goldman Sachs Group Inc., 1.363% due 1/02/2003(f)        212,693
     574,272    Royal Bank of Scotland, 1.33% due 1/15/2003(f)           574,272
   1,106,005    Merrimac Cash Fund-Premium Class,
                1.422% due 1/02/2003(f)                                1,106,005
   1,063,467    Dreyfus Cash Management Plus Fund,
                1.358% due 1/02/2003(f)                                1,063,467
     212,693    Comerica Bank, 1.4% due 11/19/2003(f)                    212,693
                                                                   -------------
                Total Short Term Investments
                (Identified Cost $8,171,330)                           8,171,330
                                                                   -------------
                Total Investments -- 103.7%
                (Identified Cost $139,209,396) (b)                   144,048,665
                Other assets less liabilities                         (5,164,323)
                                                                   -------------
                Total Net Assets -- 100%                           $ 138,884,342
                                                                   =============

                 See accompanying notes to financial statements.

Investments as of December 31, 2002

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2002, the net unrealized appreciation on investments based on cost of $140,091,509 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost            $   4,047,570
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value                  (90,414)
                                                                   -------------
     Net unrealized appreciation                                   $   3,957,156
                                                                   =============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $22,866,796 of which $1,001,296 expires on December 31, 2003, $4,342,078 expires on December 31, 2004, $2,731,339 expires on December 31, 2005, $10,626,315 expires on December 31, 2007 and $4,165,768 expires on
     December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     At December 31, 2002, there was no undistributed ordinary income or long-term capital gains except for unrealized appreciation/depreciation disclosed on a tax basis.

(c) The ratings shown are believed to be the most recent ratings available at December 31, 2002. Securites are generally rated at the time of issuance. Rating agencies may revise their ratings from-time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2002. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d) The Fund's investment in mortgage-backed securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of this issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
(e) All or a portion of this security was on loan to brokers at December 31, 2002.
(f)  Represents investments of securities lending collateral.

                 See accompanying notes to financial statements.

              GOVERNMENT SECURITIES FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2002

                                                       RATINGS(c)
                                                       ------------
  PRINCIPAL                                            (UNAUDITED)
   AMOUNT       DESCRIPTION                               MOODY'S     VALUE(a)
--------------------------------------------------------------------------------
BONDS AND NOTES -- 97.6% OF TOTAL NET ASSETS
                MORTGAGE-BACKED -- 22.9%
$    765,417    Federal Home Loan Mortgage Corp.
                7.500%, 4/01/2012                      Aaa         $     816,702
   1,412,887    Federal National Mortgage Association
                6.500%, 11/01/2031                     Aaa             1,471,796
   3,000,000    Federal National Mortgage Association
                6.625%, 11/15/2010                     Aaa             3,522,360
     761,897    Federal National Mortgage Association
                7.500%, 12/01/2030                     Aaa               809,175
   5,812,853    Government National Mortgage
                Association 6.500%, 5/15/2031          Aaa             6,105,112
   8,655,349    Government National Mortgage
                Association
                7.000%, with various maturities
                to 2031(d)                             Aaa             9,175,518
     581,049    Government National Mortgage
                Association
                7.500%, 4/15/2027                      Aaa               620,019
      65,810    Government National Mortgage
                Association
                8.500%, 2/15/2006                      Aaa                70,264
     129,570    Government National Mortgage
                Association
                9.000%, with various maturities
                to 2016(d)                             Aaa               140,577
      49,829    Government National Mortgage
                Association
                9.500%, with various maturities
                to 2009(d)                             Aaa                55,129
      58,362    Government National Mortgage
                Association
                10.000%, with various maturities
                to 2016(d)                             Aaa                66,508
      11,662    Government National Mortgage
                Association
                12.500%, with various maturities
                to 2014(d)                             Aaa                13,862
                                                                   -------------
                                                                      22,867,022
                                                                   -------------
                U.S. GOVERNMENT -- 68.8%
  13,100,000    United States Treasury Bonds
                6.000%, 2/15/2026                      Aaa            15,012,299
  15,000,000    United States Treasury Bonds
                7.250%, 5/15/2016(e)                   Aaa            19,207,035
  15,000,000    United States Treasury Bonds
                8.750%, with various maturities
                to 2020(d)                             Aaa            21,840,620
   4,000,000    United States Treasury Bonds, Zero
                Coupon
                11/15/2014                             Aaa             3,096,556
   8,853,855    United States Treasury Inflation
                Indexed Bonds
                3.500%, 1/15/2011                      Aaa             9,718,487
                                                                   -------------
                                                                      68,874,997
                                                                   -------------
                U.S. GOVERNMENT AGENCIES -- 5.9%
   5,000,000    Federal National Mortgage Association
                6.625%, 9/15/2009                      Aaa             5,866,295
                                                                   -------------
                Total Bonds and Notes
                (Identified Cost $91,468,770)                         97,608,314
                                                                   -------------
SHORT TERM INVESTMENTS -- 21.5%
$  1,744,698    Repurchase Agreement with Investors Bank &
                Trust Co. dated 12/31/2002 at 1.00% to be
                repurchased at $1,744,795 on 1/02/2003,
                collateralized by $1,799,615 Federal National
                Mortgage Bond, 3.53%, due 3/25/2022 valued
                at $1,831,933                                      $   1,744,698
   4,141,848    Merrimac Cash Fund-Premium Class,
                1.422% due 1/02/2003(f)                                4,141,848
   3,982,546    Dreyfus Cash Management Plus Fund,
                1.358% due 1/02/2003(f)                                3,982,546
     398,255    Galaxy Funding, 1.353% due 2/07/2003(f)                  398,255
     796,509    Goldman Sachs Group Inc., 1.363% due
                1/02/2003(f)                                             796,509
     402,676    Bank Of Montreal, 1.32% due 1/30/2003(f)                 402,676
     796,509    Comerica Bank, 1.4% due 11/19/2003(f)                    796,509
   2,389,527    Canadian Imperial Bank of Commerce,
                1.225% due 5/19/2003(f)                                2,389,527
   3,982,546    BNP Paribas, 1.32% due 2/07/2003(f)                    3,982,546
   2,150,575    Royal Bank of Scotland, 1.33% due 1/15/2003(f)         2,150,575
     796,509    Liberty Lighthouse Funding, 1.343% due
                1/14/2003(f)                                             796,509
                                                                   -------------
                Total Short Term Investments
                (Identified Cost $21,582,198)                         21,582,198
                                                                   -------------
                Total Investments -- 119.1%
                (Identified Cost $113,050,968)(b)                    119,190,512
                Other assets less liabilities                        (19,152,937)
                                                                   -------------
                Total Net Assets -- 100%                           $ 100,037,575
                                                                   =============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2002, the net unrealized appreciation on investments based on cost of $113,671,663 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost            $   5,518,849
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value                       --
                                                                   -------------
     Net unrealized appreciation                                   $   5,518,849
                                                                   =============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $9,880,837 of which $3,530,050 expires on December 31, 2004, $5,687,678 expires on December 31, 2007 and $663,109 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer $58,306 of capital losses attributable to Post-October losses.

     At December 31, 2002, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $34,780 in undistributed ordinary income and $0 in undistributed long-term gains.

(c) The ratings shown are believed to be the most recent ratings available at December 31, 2002. Securites are generally rated at the time of issuance. Rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2002. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d) The Fund's investment in mortgage-backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of this issuer and for United States Treasury Bonds which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
(e) All or a portion of this security was on loan to brokers at December 31, 2002.
(f)  Represents investments of securities lending collateral.

                 See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES

December 31, 2002

                                                                           SHORT TERM BOND      BOND INCOME        HIGH INCOME
                                                                                 FUND              FUND               FUND
                                                                           ---------------   ----------------   ---------------
ASSETS
   Investments at cost                                                     $    63,929,620    $   325,636,135   $    54,187,646
   Net unrealized appreciation (depreciation)                                    1,936,490          9,729,009        (1,129,198)
                                                                           ---------------   ----------------   ---------------
     Investments at value                                                       65,866,110        335,365,144        53,058,448
   Receivable for Fund shares sold                                                  17,590          1,252,827            20,222
   Receivable for securities sold                                                      769                 --                --
   Dividends and interest receivable                                               586,325          4,245,638         1,021,323
   Tax reclaims receivable                                                              --                 --                --
   Securities lending income receivable                                              4,417             39,669             5,709
                                                                           ---------------   ----------------   ---------------
     TOTAL ASSETS                                                               66,475,211        340,903,278        54,105,702
                                                                           ---------------   ----------------   ---------------

LIABILITIES
   Collateral on securities loaned, at value                                     7,437,750         23,165,109         5,577,060
   Payable for securities purchased                                                     --                 --                --
   Payable for Fund shares redeemed                                                155,483            649,265           160,960
   Dividends payable                                                                74,024            378,793           160,835
   Management fees payable                                                           8,856            110,098            29,063
   Deferred Trustees' fees                                                          21,760             96,133            19,719
   Transfer agent fees payable                                                      12,777            211,190            13,493
   Accounting and administrative fees payable                                        3,342             17,721             2,773
   Other accounts payable and accrued expenses                                      39,123             69,687            50,823
                                                                           ---------------   ----------------   ---------------
     TOTAL LIABILITIES                                                           7,753,115         24,697,996         6,014,726
                                                                           ---------------   ----------------   ---------------
NET ASSETS                                                                 $    58,722,096    $   316,205,282   $    48,090,976
                                                                           ===============   ================   ===============
NET ASSETS CONSIST OF:
   Paid in capital                                                         $    78,968,563    $   340,126,038   $   138,391,240
   Undistributed (overdistributed) net investment income                           (41,553)           127,794          (128,268)
   Accumulated net realized gain (loss) on investments                         (22,141,404)       (33,778,012)      (89,042,798)
   Net unrealized appreciation (depreciation) of investments and foreign
     currency transactions                                                       1,936,490          9,729,462        (1,129,198)
                                                                           ---------------   ----------------   ---------------
NET ASSETS                                                                 $    58,722,096    $   316,205,282   $    48,090,976
                                                                           ===============   ================   ===============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   CLASS A SHARES:
     Net assets                                                            $    48,514,116    $   147,647,116   $    22,454,325
                                                                           ===============   ================   ===============
     Shares of beneficial interest                                               6,958,162         13,087,729         5,449,275
                                                                           ===============   ================   ===============
     Net asset value and redemption price per share                        $          6.97    $         11.28   $          4.12
                                                                           ===============   ================   ===============
     Offering price per share                                              $          7.19    $         11.81   $          4.31
                                                                           ===============   ================   ===============
   CLASS B SHARES: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
     Net assets                                                            $     6,170,250    $   141,187,561   $    23,031,311
                                                                           ===============   ================   ===============
     Shares of beneficial interest                                                 886,205         12,516,403         5,584,512
                                                                           ===============   ================   ===============
     Net asset value and offering price per share                          $          6.96    $         11.28   $          4.12
                                                                           ===============   ================   ===============
   CLASS C SHARES: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
     Net assets                                                            $     3,501,867    $     9,024,483   $     2,605,340
                                                                           ===============   ================   ===============
     Shares of beneficial interest                                                 503,652            799,527           632,022
                                                                           ===============   ================   ===============
     Net asset value per share                                             $          6.95    $         11.29   $          4.12
                                                                           ===============   ================   ===============
     Offering price per share                                              $          7.02    $         11.40   $          4.16
                                                                           ===============   ================   ===============
   CLASS Y SHARES:
     Net assets                                                            $       535,863    $    18,346,122   $            --
                                                                           ===============    ===============   ===============
     Shares of beneficial interest                                                  76,884          1,619,501                --
                                                                           ===============   ================   ===============
     Net asset value, offering and redemption price per share              $          6.97    $         11.33   $            --
                                                                           ===============    ===============   ===============

                 See accompanying notes to financial statements.

                                                                          STRATEGIC INCOME   LIMITED TERM U.S.    GOVERNMENT
                                                                                 FUND         GOVERNMENT FUND   SECURITIES FUND
                                                                          ----------------   -----------------   ---------------
ASSETS
   Investments at cost                                                    $    237,117,786   $     139,209,396   $   113,050,968
   Net unrealized appreciation (depreciation)                                  (15,342,022)          4,839,269         6,139,544
                                                                          ----------------   -----------------   ---------------
     Investments at value                                                      221,775,764         144,048,665       119,190,512
   Receivable for Fund shares sold                                                 379,625             149,620            52,629
   Receivable for securities sold                                                       --          12,250,756                --
   Dividends and interest receivable                                             3,250,768           1,186,401         1,087,306
   Tax reclaims receivable                                                           3,444                  --                --
   Securities lending income receivable                                              4,839               2,525             5,108
                                                                          ----------------   -----------------   ---------------
     TOTAL ASSETS                                                              225,414,440         157,637,967       120,335,555
                                                                          ----------------   -----------------   ---------------

LIABILITIES
   Collateral on securities loaned, at value                                     4,930,950           5,297,245        19,837,500
   Payable for securities purchased                                                     --          12,962,443                --
   Payable for Fund shares redeemed                                                357,639             230,474           255,152
   Dividends payable                                                               270,373              87,406            43,071
   Management fees payable                                                         118,706              67,482            46,151
   Deferred Trustees' fees                                                          39,321              29,394            51,026
   Transfer agent fees payable                                                      45,817              29,961            20,512
   Accounting and administrative fees payable                                       12,271               7,909             5,605
   Other accounts payable and accrued expenses                                      70,592              41,311            38,963
                                                                          ----------------   -----------------   ---------------
     TOTAL LIABILITIES                                                           5,845,669          18,753,625        20,297,980
                                                                          ----------------   -----------------   ---------------
NET ASSETS                                                                $    219,568,771   $     138,884,342   $   100,037,575
                                                                          ================   =================   ===============
NET ASSETS CONSIST OF:
   Paid in capital                                                        $    286,330,639   $     180,758,162   $   104,927,332
   Undistributed (overdistributed) net investment income                         3,205,477            (116,800)          (16,246
   Accumulated net realized gain (loss) on investments                         (54,721,416)        (46,596,289)      (11,013,055
   Net unrealized appreciation (depreciation) of investments and foreign       (15,245,929)          4,839,269         6,139,544
     currency transactions                                                ----------------   -----------------   ---------------
NET ASSETS                                                                $    219,568,771   $     138,884,342   $   100,037,575
                                                                          ================   =================   ===============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   CLASS A SHARES:
     Net assets                                                           $     92,302,578   $     106,013,384   $    76,337,700
                                                                          ================   =================   ===============
     Shares of beneficial interest                                               8,609,456           9,037,273         6,299,540
                                                                          ================   =================   ===============
     Net asset value and redemption price per share                       $          10.72   $           11.73   $         12.12
                                                                          ================   =================   ===============
     Offering price per share                                             $          11.23   $           12.09   $         12.69
                                                                          ================   =================   ===============
   CLASS B SHARES: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
     Net assets                                                           $     98,500,961   $      16,263,295   $    16,878,174
                                                                          ================   =================   ===============
     Shares of beneficial interest                                               9,200,140           1,388,734         1,392,808
                                                                          ================   =================   ===============
     Net asset value and offering price per share                         $          10.71   $           11.71   $         12.12
                                                                          ================   =================   ===============
   CLASS C SHARES: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
     Net assets                                                           $     27,726,600   $       8,079,036   $            --
                                                                          ================   =================   ===============
     Shares of beneficial interest                                               2,591,895             689,391                --
                                                                          ================   =================   ===============
     Net asset value per share                                            $          10.70   $           11.72   $            --
                                                                          ================   =================   ===============
     Offering price per share                                             $          10.81   $           11.84   $            --
                                                                          ================   =================   ===============
   CLASS Y SHARES:
     Net assets                                                           $      1,038,632   $       8,528,627   $     6,821,701
                                                                          ================   =================   ===============
     Shares of beneficial interest                                                  96,712             723,998           563,121
                                                                          ================   =================   ===============
     Net asset value, offering and redemption price per share             $          10.74   $           11.78   $         12.11
                                                                          ================   =================   ===============

                            STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2002

                                                                           SHORT TERM BOND      BOND INCOME        HIGH INCOME
                                                                                 FUND              FUND                FUND
                                                                          ----------------   -----------------   ---------------
INVESTMENT INCOME
   Dividends                                                              $             --   $              --   $        51,272
   Interest                                                                      3,191,352          21,719,386         5,975,219
   Securities lending income                                                         6,592              83,135            41,684
   Less net foreign taxes withheld                                                      --                  --                --
                                                                          ----------------   -----------------   ---------------
                                                                                 3,197,944          21,802,521         6,068,175
                                                                          ----------------   -----------------   ---------------
   Expenses
     Management fees                                                               333,517           1,317,903           407,408
     Service and distribution fees - Class A                                       131,799             397,181            67,018
     Service and distribution fees - Class B                                        57,419           1,314,367           282,083
     Service and distribution fees - Class C                                        17,644             103,081            31,502
     Trustees' fees and expenses                                                     7,395              13,603             7,362
     Accounting and administrative                                                  34,654             181,783            32,625
     Custodian                                                                      64,628             102,256            61,978
     Transfer agent fees - Class A, Class B, Class C                               146,262           1,054,730           161,543
     Transfer agent fees - Class Y                                                     419              17,483                --
     Audit and tax services                                                         33,867              41,113            43,680
     Legal                                                                           5,588              25,405             3,938
     Shareholder reporting                                                           7,443              81,741            12,894
     Registration                                                                   45,291              48,063            34,364
     Miscellaneous                                                                   5,434              16,071             6,821
                                                                          ----------------   -----------------   ---------------
   Total expenses                                                                  891,360           4,714,780         1,153,216
     Less reimbursement/waiver                                                    (290,103)                 --                --
                                                                          ----------------   -----------------   ---------------

   Net expenses                                                                    601,257           4,714,780         1,153,216
                                                                          ----------------   -----------------   ---------------
   Net investment income                                                         2,596,687          17,087,741         4,914,959
                                                                          ----------------   -----------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
  Realized gain (loss) on:
     Investments - net                                                          (1,897,753)        (18,249,823)      (20,594,051)
     Foreign currency transactions - net                                                --            (474,993)               --
  Change in unrealized appreciation (depreciation) of:
     Investments - net                                                             536,963           9,018,685         9,402,597
     Foreign currency transactions - net                                                --                 948                --
                                                                          ----------------   -----------------   ---------------
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions                                                       (1,360,790)         (9,705,183)      (11,191,454)
                                                                          ----------------   -----------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $      1,235,897   $       7,382,558   $    (6,276,495)
                                                                          ================   =================   ===============

                See accompanying notes to financial statements.

                                                                          STRATEGIC INCOME   LIMITED TERM U.S.     GOVERNMENT
                                                                                FUND          GOVERNMENT FUND    SECURITIES FUND
                                                                          ----------------   -----------------   ---------------
INVESTMENT INCOME
   Dividends                                                              $      1,095,855   $              --   $            --
   Interest                                                                     17,835,698           6,797,682         4,694,881
   Securities lending income                                                        36,471              21,533            12,645
   Less net foreign taxes withheld                                                 (34,444)                 --                --
                                                                          ----------------   -----------------   ---------------
                                                                                18,933,580           6,819,215         4,707,526
                                                                          ----------------   -----------------   ---------------
   Expenses
     Management fees                                                             1,404,810             774,861           502,700
     Service and distribution fees - Class A                                       226,621             373,753           177,887
     Service and distribution fees - Class B                                       984,230             144,101           142,039
     Service and distribution fees - Class C                                       277,462              68,615                --
     Trustees' fees and expenses                                                    15,683              11,830             4,721
     Accounting and administrative                                                 124,140              78,121            52,701
     Custodian                                                                     119,059              70,017            46,353
     Transfer agent fees - Class A, Class B, Class C                               512,586             290,059           196,764
     Transfer agent fees - Class Y                                                     656               7,891             6,057
     Audit and tax services                                                         45,980              33,997            33,910
     Legal                                                                          19,971              13,532             8,350
     Shareholder reporting                                                          33,801              16,188            14,864
     Registration                                                                   45,767              47,216            35,888
     Miscellaneous                                                                  16,444               8,232             6,492
                                                                          ----------------   -----------------   ---------------
   Total expenses                                                                3,827,210           1,938,413         1,228,726
     Less reimbursement/waiver                                                          --                  --                --
                                                                          ----------------   -----------------   ---------------
   Net expenses                                                                  3,827,210           1,938,413         1,228,726
                                                                          ----------------   -----------------   ---------------
   Net investment income                                                        15,106,370           4,880,802         3,478,800
                                                                          ----------------   -----------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
  Realized gain (loss) on:
     Investments - net                                                         (21,138,332)          2,104,690         1,754,365
     Foreign currency transactions - net                                          (109,875)                 --                --
  Change in unrealized appreciation (depreciation) of:
     Investments - net                                                          36,446,412           3,563,852         6,101,934
     Foreign currency transactions - net                                           114,313                  --                --
                                                                          ----------------   -----------------   ---------------
  Net realized and unrealized gain (loss) on investments and foreign            15,312,518           5,668,542         7,856,299
    currency transactions                                                 ----------------   -----------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $     30,418,888   $      10,549,344   $    11,335,099
                                                                          ================   =================   ===============

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SHORT TERM BOND                  BOND INCOME
                                                                          FUND                           FUND
                                                             ------------------------------    ------------------------------
                                                                 YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                                                  2002            2001             2002             2001
                                                             -------------    -------------    -------------    -------------
FROM OPERATIONS:
   Net investment income                                     $   2,596,687    $   3,218,140    $  17,087,741    $  19,095,393
   Net realized gain (loss) on investments and
     foreign currency transactions                              (1,897,753)         409,535      (18,724,816)      (2,966,830)
   Net change in unrealized appreciation (depreciation)
     of investments                                                536,963          937,524        9,019,633        5,153,817
                                                             -------------    -------------    -------------    -------------
   Increase (decrease) in net assets resulting
     from operations                                             1,235,897        4,565,199        7,382,558       21,282,380
                                                             -------------    -------------    -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   NET INVESTMENT INCOME
     Class A                                                    (2,537,672)      (3,191,917)      (8,791,213)     (11,319,336)
     Class B                                                      (231,053)        (188,455)      (6,316,934)      (6,512,472)
     Class C                                                       (68,193)         (23,799)        (498,081)        (697,417)
     Class Y                                                       (20,831)          (1,147)      (1,050,339)      (1,060,888)
                                                             -------------    -------------    -------------    -------------
                                                                (2,857,749)      (3,405,318)     (16,656,567)     (19,590,113)
                                                             -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS                      (3,526,409)         155,809       (4,698,171)      26,608,353
                                                             -------------    -------------    -------------    -------------
   Total increase (decrease) in net assets                      (5,148,261)       1,315,690      (13,972,180)      28,300,620
                                                             -------------    -------------    -------------    -------------
NET ASSETS
   Beginning of period                                          63,870,357       62,554,667      330,177,462      301,876,842
                                                             -------------    -------------    -------------    -------------
   End of period                                             $  58,722,096    $  63,870,357    $ 316,205,282    $ 330,177,462
                                                             =============    =============    =============    =============
UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME                                     $     (41,553)   $     (30,408)   $     127,794    $    (357,817)
                                                             =============    =============    =============    =============

                                                                      HIGH INCOME
                                                                         FUND
                                                             -----------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                                 2002             2001
                                                             -------------    -------------
FROM OPERATIONS:
   Net investment income                                     $   4,914,959    $   9,962,123
   Net realized gain (loss) on investments and
     foreign currency transactions                             (20,594,051)     (35,337,692)
   Net change in unrealized appreciation (depreciation)
     of investments                                              9,402,597       15,823,831
                                                             -------------    -------------
   Increase (decrease) in net assets resulting
     from operations                                            (6,276,495)      (9,551,738)
                                                             -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   NET INVESTMENT INCOME
     Class A                                                    (2,389,509)      (4,869,014)
     Class B                                                    (2,310,655)      (4,708,520)
     Class C                                                      (257,610)        (516,760)
     Class Y                                                            --               --
                                                             -------------    -------------
                                                                (4,957,774)     (10,094,294)
                                                             -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS                     (13,012,003)      (8,138,375)
                                                             -------------    -------------
   Total increase (decrease) in net assets                     (24,246,272)     (27,784,407)
                                                             -------------    -------------
NET ASSETS
   Beginning of period                                          72,337,248      100,121,655
                                                             -------------    -------------
   End of period                                             $  48,090,976    $  72,337,248
                                                             =============    =============
UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME                                     $    (128,268)   $    (118,997)
                                                             =============    =============

                 See accompanying notes to financial statements.

                                                                     STRATEGIC INCOME                 LIMITED TERM U.S.
                                                                           FUND                        GOVERNMENT FUND
                                                             ------------------------------    ------------------------------

                                                                  YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                   2002            2001             2002           2001
                                                             -------------    -------------    -------------    -------------
FROM OPERATIONS:
   Net investment income                                     $  15,106,370    $  21,144,478    $   4,880,802    $   6,144,504
   Net realized gain (loss) on investments and
     foreign currency transactions                             (21,248,207)     (15,296,601)       2,104,690        3,333,647
   Net change in unrealized appreciation (depreciation)
     of investments                                             36,560,725       (7,360,361)       3,563,852         (296,704)
                                                             -------------    -------------    -------------    -------------
   Increase (decrease) in net assets resulting
     from operations                                            30,418,888       (1,512,484)      10,549,344        9,181,447
                                                             -------------    -------------    -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   NET INVESTMENT INCOME
     Class A                                                    (5,702,309)      (9,377,635)      (4,982,529)      (5,640,601)
     Class B                                                    (5,565,705)      (9,064,495)        (580,172)        (537,161)
     Class C                                                    (1,567,724)      (2,749,603)        (272,616)        (301,631)
     Class Y                                                       (42,564)         (36,701)        (402,890)        (173,303)
                                                             -------------    -------------    -------------    -------------
                                                               (12,878,302)     (21,228,434)      (6,238,207)      (6,652,696)
                                                             -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS                     (23,656,108)     (26,303,974)       1,774,899      (10,319,170)
                                                             -------------    -------------    -------------    -------------
   Total increase (decrease) in net assets                      (6,115,522)     (49,044,892)       6,086,036       (7,790,419)
                                                             -------------    -------------    -------------    -------------
NET ASSETS
   Beginning of period
                                                               225,684,293      274,729,185      132,798,306      140,588,725
   End of period                                             -------------    -------------    -------------    -------------
                                                             $ 219,568,771    $ 225,684,293    $ 138,884,342    $ 132,798,306
UNDISTRIBUTED (OVERDISTRIBUTED)                              =============    =============    =============    =============
   NET INVESTMENT INCOME                                     $   3,205,477    $   1,417,755    $    (116,800)   $    (105,749)
                                                             =============    =============    =============    =============

                                                                 GOVERNMENT SECURITIES
                                                                         FUND
                                                             ------------------------------

                                                                YEAR ENDED DECEMBER 31,
                                                                 2002           2001
                                                             -------------    -------------
FROM OPERATIONS:
   Net investment income                                     $   3,478,800    $   3,808,000
   Net realized gain (loss) on investments and
     foreign currency transactions                               1,754,365        2,078,357
   Net change in unrealized appreciation (depreciation)
     of investments                                              6,101,934       (1,860,288)
                                                             -------------    -------------
   Increase (decrease) in net assets resulting
     from operations                                            11,335,099        4,026,069
                                                             -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   NET INVESTMENT INCOME
     Class A                                                    (3,186,452)      (3,439,102)
     Class B                                                      (530,909)        (486,651)
     Class C                                                            --               --
     Class Y                                                      (289,414)        (245,868)
                                                             -------------    -------------
                                                                (4,006,775)      (4,171,621)
                                                             -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS                       4,088,509        2,920,494
                                                             -------------    -------------
   Total increase (decrease) in net assets                      11,416,833        2,774,942
                                                             -------------    -------------
NET ASSETS
   Beginning of period
                                                                88,620,742       85,845,800
   End of period                                             -------------    -------------
                                                             $ 100,037,575    $  88,620,742
UNDISTRIBUTED (OVERDISTRIBUTED)                              =============    =============
   NET INVESTMENT INCOME                                     $     (16,246)   $      23,904
                                                             =============    =============

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                        INCOME (LOSS) FROM INVESTMENT OPERATIONS:             LESS DISTRIBUTIONS:
                                        -----------------------------------------   --------------------------------------------
                           NET ASSET
                             VALUE,                   NET REALIZED                    DIVIDENDS     DISTRIBUTIONS
                           BEGINNING        NET      AND UNREALIZED   TOTAL FROM        FROM          FROM NET
                               OF        INVESTMENT  GAIN (LOSS ON)   INVESTMENT    NET INVESTMENT    REALIZED         TOTAL
                          THE PERIOD       INCOME     INVESTMENTS     OPERATIONS       INCOME       CAPITAL GAINS  DISTRIBUTIONS
                          ----------    -----------  --------------  ------------   --------------  -------------  -------------
SHORT TERM BOND FUND
       CLASS A
     12/31/2002             $   7.16       $ 0.29(c)   $ (0.14)       $  0.15          $ (0.34)      $     --      $   (0.34)
     12/31/2001(i)              7.02         0.37         0.17           0.54            (0.40)            --          (0.40)
     12/31/2000                 7.01         0.44         0.01(f)        0.45            (0.44)            --          (0.44)
     12/31/1999                 7.30         0.41        (0.28)          0.13            (0.42)            --          (0.42)
     12/31/1998                 7.39         0.38        (0.09)          0.29            (0.38)            --          (0.38)

       CLASS B
     12/31/2002                 7.15         0.24(c)     (0.15)          0.09            (0.28)            --          (0.28)
     12/31/2001(i)              7.01         0.32         0.17           0.49            (0.35)            --          (0.35)
     12/31/2000                 7.00         0.39         0.01(f)        0.40            (0.39)            --          (0.39)
     12/31/1999                 7.29         0.36        (0.28)          0.08            (0.37)            --          (0.37)
     12/31/1998                 7.38         0.33        (0.09)          0.24            (0.33)            --          (0.33)

       CLASS C
     12/31/2002                 7.14         0.25(c)     (0.16)          0.09            (0.28)            --          (0.28)
     12/31/2001(i)              7.01         0.32         0.15           0.47            (0.34)            --          (0.34)
     12/31/2000                 7.00         0.39         0.01(f)        0.40            (0.39)            --          (0.39)
     12/31/1999                 7.29         0.36        (0.28)          0.08            (0.37)            --          (0.37)
     12/31/1998(g)              7.28         0.01         0.01(f)        0.02            (0.01)            --          (0.01)

       CLASS Y
     12/31/2002                 7.16         0.32(c)     (0.16)          0.16            (0.35)            --          (0.35)
     12/31/2001(h)              7.22         0.09        (0.08)          0.01            (0.07)            --          (0.07)

BOND INCOME FUND
       CLASS A
     12/31/2002             $  11.59       $ 0.63(c)   $ (0.32)       $  0.31          $ (0.62)      $     --      $   (0.62)
     12/31/2001(i)             11.52         0.73         0.10           0.83            (0.76)            --          (0.76)
     12/31/2000                11.51         0.78         0.03           0.81            (0.80)            --          (0.80)
     12/31/1999                12.36         0.81        (0.86)         (0.05)           (0.79)         (0.01)         (0.80)
     12/31/1998                12.39         0.81         0.15           0.96            (0.81)         (0.18)         (0.99)

       CLASS B
     12/31/2002                11.59         0.55(c)     (0.32)          0.23            (0.54)            --          (0.54)
     12/31/2001(i)             11.51         0.64         0.10           0.74            (0.66)            --          (0.66)
     12/31/2000                11.51         0.70         0.02           0.72            (0.72)            --          (0.72)
     12/31/1999                12.36         0.72        (0.86)         (0.14)           (0.70)         (0.01)         (0.71)
     12/31/1998                12.39         0.71         0.15           0.86            (0.71)         (0.18)         (0.89)

       CLASS C
     12/31/2002                11.60         0.55(c)     (0.32)          0.23            (0.54)            --          (0.54)
     12/31/2001(i)             11.52         0.65         0.09           0.74            (0.66)            --          (0.66)
     12/31/2000                11.52         0.70         0.02           0.72            (0.72)            --          (0.72)
     12/31/1999                12.37         0.72        (0.86)         (0.14)           (0.70)         (0.01)         (0.71)
     12/31/1998                12.40         0.71         0.15           0.86            (0.71)         (0.18)         (0.89)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(e) Had certain expenses not been reduced during the period, total returns would have been lower.
(f) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.

                 See accompanying notes to financial statements.

                                                                 RATIOS TO AVERAGE NET ASSETS:
                                                                 -----------------------------
                       NET ASSET                   NET ASSETS,
                         VALUE,      TOTAL           END OF                     NET INVESTMENT   PORTFOLIO
                         END OF      RETURN        THE PERIOD    EXPENSES           INCOME       TURNOVER
                       THE PERIOD    (%)(a)          (000)        (%)(b)            (%)(b)        RATE(%)
                       ----------   --------       -----------   --------       --------------   ---------
SHORT TERM BOND FUND
       CLASS A
     12/31/2002        $     6.97        2.1(e)    $    48,514       0.90(d)              4.40          49
     12/31/2001(i)           7.16        7.8(e)         58,367       0.90(d)              5.27          87
     12/31/2000              7.02        6.7(e)         58,540       0.83(d)              6.43         108
     12/31/1999              7.01        1.9(e)         72,680       0.70(d)              5.88         139
     12/31/1998              7.30        4.0(e)         92,669       0.70(d)              5.93         105

       CLASS B
     12/31/2002              6.96        1.4(e)          6,170       1.65(d)              3.65          49
     12/31/2001(i)           7.15        7.0(e)          4,657       1.65(d)              4.51          87
     12/31/2000              7.01        5.9(e)          3,553       1.58(d)              5.68         108
     12/31/1999              7.00        1.1(e)          3,796       1.45(d)              5.13         139
     12/31/1998              7.29        3.4(e)          3,761       1.45(d)              5.18         105

       CLASS C
     12/31/2002              6.95        1.3(e)          3,502       1.65(d)              3.65          49
     12/31/2001(i)           7.14        6.9(e)            620       1.65(d)              4.48          87
     12/31/2000              7.01        5.9(e)            461       1.58(d)              5.68         108
     12/31/1999              7.00        1.2(e)            489       1.45(d)              5.13         139
     12/31/1998(g)           7.29        0.3(e)            233       1.45(d)              5.18         105

       CLASS Y
     12/31/2002              6.97        2.4(e)            536       0.65(d)              4.65          49
     12/31/2001(h)           7.16        0.4(e)            226       0.60(d)              5.36          87

  BOND INCOME FUND
       CLASS A
     12/31/2002        $    11.28        2.8       $   147,647       1.18                 5.65          65
     12/31/2001(i)          11.59        7.2           173,836       1.09                 6.26          84
     12/31/2000             11.52        7.4           174,969       1.04                 7.03          83
     12/31/1999             11.51       (0.3)          213,769       0.97                 6.87          63
     12/31/1998             12.36        8.0           221,799       1.01                 6.44          65

       CLASS B
     12/31/2002             11.28        2.1           141,188       1.93                 4.90          65
     12/31/2001(i)          11.59        6.5           127,520       1.84                 5.49          84
     12/31/2000             11.51        6.5           100,353       1.79                 6.28          83
     12/31/1999             11.51       (1.1)           89,213       1.72                 6.12          63
     12/31/1998             12.36        7.2            64,240       1.76                 5.69          65

       CLASS C
     12/31/2002             11.29        2.1             9,024       1.93                 4.90          65
     12/31/2001(i)          11.60        6.5            11,470       1.84                 5.52          84
     12/31/2000             11.52        6.5            12,541       1.79                 6.28          83
     12/31/1999             11.52       (1.1)           14,872       1.72                 6.12          63
     12/31/1998             12.37        7.2             8,969       1.76                 5.69          65

(g)  For the period December 7, 1998 (inception) through December 31, 1998.
(h)  For the period October 1, 2001 (inception) through December 31, 2001.
(i) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Short Term Bond Fund was to decrease net investment income per share by $.03 for Class A and $.02 for both Class B and C share and to decrease the ratio of net investment income to average net assets from 5.57% to 5.27% for Class A, 4.82% to 4.51% for Class B and 4.78% to 4.48% for Class C. For Bond Income Fund, the effect of this change was to decrease net investment income per share by $.01 for Class A and $.02 for Class B and $.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B and from 5.59% to 5.52% for Class C. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                           INCOME (LOSS) FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                          ------------------------------------------   ---------------------------------------------
                              NET ASSET
                                VALUE,                    NET REALIZED                   DIVIDENDS     DISTRIBUTIONS
                              BEGINNING       NET        AND UNREALIZED   TOTAL FROM       FROM           FROM NET
                                 OF       INVESTMENT     GAIN (LOSS) ON   INVESTMENT   NET INVESTMENT     REALIZED        TOTAL
                              THE PERIOD    INCOME         INVESTMENTS    OPERATIONS      INCOME       CAPITAL GAINS  DISTRIBUTIONS
                              ----------  ----------     --------------   ----------   --------------   -------------  -------------
BOND INCOME FUND (CONTINUED)
   CLASS Y
   12/31/2002                 $    11.63  $     0.69(c)  $        (0.32)  $     0.37   $        (0.67)  $          --   $     (0.67)
   12/31/2001(d)                   11.54        0.79               0.10         0.89            (0.80)             --         (0.80)
   12/31/2000                      11.54        0.83               0.01         0.84            (0.84)             --         (0.84)
   12/31/1999                      12.38        0.85              (0.86)       (0.01)           (0.82)          (0.01)        (0.83)
   12/31/1998                      12.41        0.84               0.15         0.99            (0.84)          (0.18)        (1.02)

HIGH INCOME FUND
   CLASS A
   12/31/2002                 $     4.94  $     0.39(c)  $        (0.82)  $    (0.43)  $        (0.39)  $          --   $     (0.39)
   12/31/2001(d)                    6.21        0.66              (1.25)       (0.59)           (0.68)             --         (0.68)
   12/31/2000                       8.30        0.86              (2.11)       (1.25)           (0.84)             --         (0.84)
   12/31/1999                       8.86        0.89              (0.54)        0.35            (0.91)             --         (0.91)
   12/31/1998                       9.94        0.92              (1.08)       (0.16)           (0.92)             --         (0.92)

   CLASS B
   12/31/2002                       4.95        0.36(c)           (0.83)       (0.47)           (0.36)             --         (0.36)
   12/31/2001(d)                    6.22        0.62              (1.26)       (0.64)           (0.63)             --         (0.63)
   12/31/2000                       8.30        0.81              (2.11)       (1.30)           (0.78)             --         (0.78)
   12/31/1999                       8.85        0.82              (0.53)        0.29            (0.84)             --         (0.84)
   12/31/1998                       9.93        0.85              (1.08)       (0.23)           (0.85)             --         (0.85)

   CLASS C
   12/31/2002                       4.94        0.36(c)           (0.82)       (0.46)           (0.36)             --         (0.36)
   12/31/2001(d)                    6.22        0.61              (1.26)       (0.65)           (0.63)             --         (0.63)
   12/31/2000                       8.30        0.81              (2.11)       (1.30)           (0.78)             --         (0.78)
   12/31/1999                       8.85        0.82              (0.53)        0.29            (0.84)             --         (0.84)
   12/31/1998(f)                    9.96        0.69              (1.08)       (0.39)           (0.72)             --         (0.72)

STRATEGIC INCOME FUND
   CLASS A
   12/31/2002                 $     9.88  $     0.75(c)  $         0.72   $     1.47   $        (0.63)  $          --   $     (0.63)
   12/31/2001(d)                   10.80        0.91(c)           (0.92)       (0.01)           (0.91)             --         (0.91)
   12/31/2000                      11.65        0.99(c)           (0.91)        0.08            (0.93)             --         (0.93)
   12/31/1999                      11.37        1.03               0.31         1.34            (1.02)          (0.04)        (1.06)
   12/31/1998                      13.42        1.05              (1.30)       (0.25)           (1.05)          (0.75)        (1.80)

   CLASS B
   12/31/2002                       9.88        0.67(c)            0.73         1.40            (0.57)             --         (0.57)
   12/31/2001(d)                   10.79        0.83(c)           (0.90)       (0.07)           (0.84)             --         (0.84)
   12/31/2000                      11.65        0.90(c)           (0.91)       (0.01)           (0.85)             --         (0.85)
   12/31/1999                      11.37        0.94               0.31         1.25            (0.93)          (0.04)        (0.97)
   12/31/1998                      13.42        0.95              (1.30)       (0.35)           (0.95)          (0.75)        (1.70)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Bond Income Fund was to decrease the ratio of net investment income to average net assets from 6.75% to 6.68% for Class Y. The effect of this change for the year ended December 31, 2001 for the High Income Fund was to decrease net investment income per share by $.01 for Class A, Class B and Class C and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A, 10.64% to 10.56% for Class B and 10.63% to 10.54% for Class C. For Strategic Income Fund, there was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A and 8.03% to 8.02% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                 See accompanying notes to financial statements.

                                                                         RATIOS TO AVERAGE NET ASSETS:
                                                                         -----------------------------
                                NET ASSET                  NET ASSETS,
                                  VALUE,     TOTAL           END OF                    NET INVESTMENT    PORTFOLIO
                                 END OF      RETURN        THE PERIOD     EXPENSES         INCOME        TURNOVER
                               THE PERIOD    (%)(a)          (000)         (%)(b)          (%)(b)        RATE (%)
                               ----------   --------       -----------   ----------   ----------------   ---------
BOND INCOME FUND (CONTINUED)
   CLASS Y
   12/31/2002                  $    11.33        3.5       $    18,346         0.67               6.15          65
   12/31/2001(d)                    11.63        7.8            17,351         0.67               6.68          84
   12/31/2000                       11.54        7.6            14,013         0.67               7.40          83
   12/31/1999                       11.54       (0.0)(e)        10,320         0.72               7.12          63
   12/31/1998                       12.38        8.2             9,289         0.76               6.69          65

HIGH INCOME FUND
   CLASS A
   12/31/2002                  $     4.12       (8.9)      $    22,454         1.58               8.85         114
   12/31/2001(d)                     4.94      (10.7)           33,471         1.47              11.31          65
   12/31/2000                        6.21      (16.1)           46,960         1.36              11.47          60
   12/31/1999                        8.30        4.0            74,589         1.28              10.22          89
   12/31/1998                        8.86       (1.8)           73,023         1.32               9.81          75

   CLASS B
   12/31/2002                        4.12       (9.7)           23,031         2.33               8.10         114
   12/31/2001(d)                     4.95      (11.3)           34,713         2.22              10.56          65
   12/31/2000                        6.22      (16.6)           47,793         2.11              10.72          60
   12/31/1999                        8.30        3.3            70,218         2.03               9.47          89
   12/31/1998                        8.85       (2.5)           60,322         2.07               9.06          75

   CLASS C
   12/31/2002                        4.12       (9.5)            2,605         2.33               8.10         114
   12/31/2001(d)                     4.94      (11.5)            4,153         2.22              10.54          65
   12/31/2000                        6.22      (16.6)            5,369         2.11              10.72          60
   12/31/1999                        8.30        3.3             9,138         2.03               9.47          89
   12/31/1998(f)                     8.85       (4.1)            7,732         2.07               9.06          75

STRATEGIC INCOME FUND
   CLASS A
   12/31/2002                  $    10.72       15.5       $    92,303         1.33               7.38          30
   12/31/2001(d)                     9.88       (0.1)           94,156         1.31               8.77          10
   12/31/2000                       10.80        0.7           116,986         1.24               8.73          13
   12/31/1999                       11.65       12.2           124,869         1.21               9.09          19
   12/31/1998                       11.37       (1.7)          127,306         1.19               8.33          33

   CLASS B
   12/31/2002                       10.71       14.6            98,501         2.08               6.63          30
   12/31/2001(d)                     9.88       (0.8)          102,159         2.06               8.02          10
   12/31/2000                       10.79       (0.2)          120,200         1.99               7.98          13
   12/31/1999                       11.65       11.3           127,723         1.96               8.34          19
   12/31/1998                       11.37       (2.5)          134,049         1.94               7.58          33

(e)  Amount is less than one tenth of one percent.
(f)  For the period March 2, 1998 (inception) to December 31, 1998.

                                                        INCOME (LOSS) FROM INVESTMENT OPERATIONS:
                                                   --------------------------------------------------
                                      NET ASSET
                                        VALUE,                      NET REALIZED
                                      BEGINNING       NET          AND UNREALIZED         TOTAL FROM
                                         OF        INVESTMENT      GAIN (LOSS) ON         INVESTMENT
                                      THE PERIOD     INCOME         INVESTMENTS           OPERATIONS
                                      ----------   ----------      --------------       -------------
STRATEGIC INCOME FUND (CONTINUED)
    CLASS C
   12/31/2002                         $     9.87   $     0.67(b)   $         0.73       $        1.40
   12/31/2001(c)                           10.78         0.83(b)            (0.91)              (0.08)
   12/31/2000                              11.64         0.90(b)            (0.91)              (0.01)
   12/31/1999                              11.36         0.94                0.31                1.25
   12/31/1998                              13.41         0.95               (1.30)              (0.35)

    CLASS Y
   12/31/2002                               9.90         0.80(b)             0.71                1.51
   12/31/2001(c)                           10.81         0.94(b)            (0.92)               0.02
   12/31/2000                              11.65         0.96(b)            (0.84)               0.12
   12/31/1999(d)                           11.45         0.86               (0.56)               0.30

LIMITED TERM U.S. GOVERNMENT FUND
    CLASS A
   12/31/2002                         $    11.36   $     0.42(b)   $         0.49       $        0.91
   12/31/01(c)                             11.16         0.51                0.25                0.76
   12/31/00                                10.97         0.69                0.20                0.89
   12/31/99                                11.70         0.66               (0.74)              (0.08)
   12/31/98                                11.64         0.67                0.06                0.73

    CLASS B
   12/31/2002                              11.34         0.35(b)             0.48                0.83
   12/31/2001(c)                           11.14         0.44                0.24                0.68
   12/31/2000                              10.95         0.62                0.20                0.82
   12/31/1999                              11.69         0.59               (0.75)              (0.16)
   12/31/1998                              11.62         0.60                0.07                0.67

    CLASS C
   12/31/2002                              11.35         0.35(b)             0.48                0.83
   12/31/2001(c)                           11.15         0.44                0.24                0.68
   12/31/2000                              10.96         0.62                0.20                0.82
   12/31/1999                              11.70         0.59               (0.75)              (0.16)
   12/31/1998                              11.63         0.60                0.07                0.67

    CLASS Y
   12/31/2002                              11.41         0.48(b)             0.48                0.96
   12/31/01(c)                             11.20         0.56                0.26                0.82
   12/31/00                                11.00         0.75                0.19                0.94
   12/31/99                                11.73         0.70               (0.74)              (0.04)
   12/31/98                                11.66         0.72                0.06                0.78

                                                       LESS DISTRIBUTIONS:
                                      ------------------------------------------------------
                                        DIVIDENDS             DISTRIBUTIONS
                                          FROM                  FROM NET
                                      NET INVESTMENT            REALIZED           TOTAL
                                         INCOME               CAPITAL GAINS    DISTRIBUTIONS
                                      --------------          -------------    -------------
STRATEGIC INCOME FUND (CONTINUED)
    CLASS C
   12/31/2002                         $        (0.57)         $          --    $       (0.57)
   12/31/2001(c)                               (0.83)                    --            (0.83)
   12/31/2000                                  (0.85)                    --            (0.85)
   12/31/1999                                  (0.93)                 (0.04)           (0.97)
   12/31/1998                                  (0.95)                 (0.75)           (1.70)

    CLASS Y
   12/31/2002                                  (0.67)                    --            (0.67)
   12/31/2001(c)                               (0.93)                    --            (0.93)
   12/31/2000                                  (0.96)                    --            (0.96)
   12/31/1999(d)                               (0.10)                    --            (0.10)

LIMITED TERM U.S. GOVERNMENT FUND
    CLASS A
   12/31/2002                         $        (0.54)         $          --    $       (0.54)
   12/31/01(c)                                 (0.56)                    --            (0.56)
   12/31/00                                    (0.70)                    --            (0.70)
   12/31/99                                    (0.65)                    --            (0.65)
   12/31/98                                    (0.67)                    --            (0.67)

    CLASS B
   12/31/2002                                  (0.46)                    --            (0.46)
   12/31/2001(c)                               (0.48)                    --            (0.48)
   12/31/2000                                  (0.63)                    --            (0.63)
   12/31/1999                                  (0.58)                    --            (0.58)
   12/31/1998                                  (0.60)                    --            (0.60)

    CLASS C
   12/31/2002                                  (0.46)                    --            (0.46)
   12/31/2001(c)                               (0.48)                    --            (0.48)
   12/31/2000                                  (0.63)                    --            (0.63)
   12/31/1999                                  (0.58)                    --            (0.58)
   12/31/1998                                  (0.60)                    --            (0.60)

    CLASS Y
   12/31/2002                                  (0.59)                    --            (0.59)
   12/31/01(c)                                 (0.61)                    --            (0.61)
   12/31/00                                    (0.74)                    --            (0.74)
   12/31/99                                    (0.69)                    --            (0.69)
   12/31/98                                    (0.71)                    --            (0.71)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b) Per share net investment income has been calculated using the average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Strategic Income Fund was to decrease the ratio of net investment income to average net assets from 8.04% to 8.02% for Class C. For Limited Term U.S. Government Fund, the effect of the change was to decrease net investment income per share by $.04 for Class A, Class B, Class C and Class Y and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A, 4.22% to 3.85% for Class B, 4.25% to 3.89% for Class C and 5.34% to 4.98% for Class Y. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                 See accompanying notes to financial statements.

                                                                            RATIOS TO AVERAGE NET ASSETS:
                                                                            -----------------------------
                                      NET ASSET               NET ASSETS,
                                       VALUE,      TOTAL        END OF                    NET INVESTMENT    PORTFOLIO
                                       END OF      RETURN     THE PERIOD     EXPENSES         INCOME        TURNOVER
                                     THE PERIOD    (%)(a)        (000)        (%)(b)          (%)(b)        RATE (%)
                                     ----------   --------    -----------   ----------   ----------------   ---------
STRATEGIC INCOME FUND (CONTINUED)
    CLASS C
   12/31/2002                        $    10.70       14.7    $    27,727         2.08               6.63          30
   12/31/2001(c)                           9.87       (0.8)        28,925         2.06               8.02          10
   12/31/2000                             10.78       (0.2)        37,208         1.99               7.98          13
   12/31/1999                             11.64       11.3         40,265         1.96               8.34          19
   12/31/1998                             11.36       (2.5)        45,457         1.94               7.58          33

    CLASS Y
   12/31/2002                             10.74       15.9          1,039         0.94               7.77          30
   12/31/2001(c)                           9.90        0.3            445         0.93               9.10          10
   12/31/2000                             10.81        1.0            335         0.90               9.07          13
   12/31/1999(d)                          11.65        2.7             --(e)      0.96               9.34          19

LIMITED TERM U.S. GOVERNMENT FUND
    CLASS A
   12/31/2002                        $    11.73        8.2    $   106,013         1.35               3.66          88
   12/31/01(c)                            11.36        6.9        109,189         1.42               4.52         275
   12/31/00                               11.16        8.3        118,833         1.40               6.18         384
   12/31/99                               10.97       (0.7)       149,756         1.33               5.91         400
   12/31/98                               11.70        6.5        194,032         1.31               5.81       1,376

    CLASS B
   12/31/2002                             11.71        7.5         16,263         2.00               3.01          88
   12/31/2001(c)                          11.34        6.2         14,317         2.07               3.85         275
   12/31/2000                             11.14        7.7         11,884         2.05               5.53         384
   12/31/1999                             10.95       (1.4)        14,601         1.98               5.26         400
   12/31/1998                             11.69        5.9         18,116         1.96               5.16       1,376

    CLASS C
   12/31/2002                             11.72        7.5          8,079         2.00               3.01          88
   12/31/2001(c)                          11.35        6.2          5,851         2.07               3.89         275
   12/31/2000                             11.15        7.7          6,617         2.05               5.53         384
   12/31/1999                             10.96       (1.4)         9,054         1.98               5.26         400
   12/31/1998                             11.70        5.9         13,962         1.96               5.16       1,376

    CLASS Y
   12/31/2002                             11.78        8.6          8,529         0.88               4.14          88
   12/31/01(c)                            11.41        7.4          3,441         0.95               4.98         275
   12/31/00                               11.20        8.8          3,254         0.95               6.63         384
   12/31/99                               11.00       (0.3)         7,086         0.98               6.26         400
   12/31/98                               11.73        6.9          8,345         0.96               6.16       1,351

(d)  For the period December 1, 1999 (inception) through December 31, 1999.
(e)  Amount is less than $500.

                                            INCOME (LOSS) FROM INVESTMENT OPERATIONS:
                                          --------------------------------------------
                             NET ASSET
                               VALUE,                      NET REALIZED
                             BEGINNING       NET          AND UNREALIZED    TOTAL FROM
                                OF        INVESTMENT      GAIN (LOSS) ON    INVESTMENT
                             THE PERIOD     INCOME         INVESTMENTS      OPERATIONS
                             ----------   ----------      --------------    ----------
GOVERNMENT SECURITIES FUND
    CLASS A
   12/31/2002                $    11.18   $     0.45(b)   $         1.01    $     1.46
   12/31/2001(c)                  11.18         0.50                0.05          0.55
   12/31/2000                     10.47         0.62                0.69          1.31
   12/31/1999                     11.90         0.67               (1.42)        (0.75)
   12/31/1998                     11.56         0.68                0.33          1.01

    CLASS B
   12/31/2002                     11.17         0.36(b)             1.02          1.38
   12/31/2001(c)                  11.18         0.42                0.03          0.45
   12/31/2000                     10.47         0.54                0.69          1.23
   12/31/1999                     11.90         0.59               (1.42)        (0.83)
   12/31/1998                     11.56         0.58                0.34          0.92

    CLASS Y
   12/31/2002                     11.17         0.49(b)             1.00          1.49
   12/31/2001(c)                  11.17         0.55                0.04          0.59
   12/31/2000                     10.44         0.65                0.71          1.36
   12/31/1999                     11.88         0.70               (1.43)        (0.73)
   12/31/1998                     11.54         0.72                0.32          1.04

                                           LESS DISTRIBUTIONS:
                             -----------------------------------------------
                                DIVIDENDS      DISTRIBUTIONS
                                  FROM           FROM NET
                             NET INVESTMENT      REALIZED          TOTAL
                                 INCOME        CAPITAL GAINS   DISTRIBUTIONS
                             --------------    -------------   -------------
GOVERNMENT SECURITIES FUND
    CLASS A
   12/31/2002                $        (0.52)   $          --   $       (0.52)
   12/31/2001(c)                      (0.55)              --           (0.55)
   12/31/2000                         (0.60)              --           (0.60)
   12/31/1999                         (0.68)              --           (0.68)
   12/31/1998                         (0.67)              --           (0.67)

    CLASS B
   12/31/2002                         (0.43)              --           (0.43)
   12/31/2001(c)                      (0.46)              --           (0.46)
   12/31/2000                         (0.52)              --           (0.52)
   12/31/1999                         (0.60)              --           (0.60)
   12/31/1998                         (0.58)              --           (0.58)

    CLASS Y
   12/31/2002                         (0.55)              --           (0.55)
   12/31/2001(c)                      (0.59)              --           (0.59)
   12/31/2000                         (0.63)              --           (0.63)
   12/31/1999                         (0.71)              --           (0.71)
   12/31/1998                         (0.70)              --           (0.70)

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return.
(b) Per share net investment income has been calculated using the average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.05 for Class A and $.04 for both Class B and Class Y and to decrease the ratio of net investment income to average net assets from 4.85% to 4.46% for Class A, 4.10% to 3.71% for Class B and 5.24% to 4.85%
     for Class Y. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                 See accompanying notes to financial statements.

                                                                     RATIOS TO AVERAGE NET ASSETS:
                                                                     -----------------------------
                               NET ASSET               NET ASSETS,
                                VALUE,      TOTAL        END OF                    NET INVESTMENT    PORTFOLIO
                                END OF      RETURN     THE PERIOD     EXPENSES         INCOME        TURNOVER
                              THE PERIOD    (%)(a)        (000)         (%)             (%)          RATE (%)
                              ----------   --------    -----------   ----------   ----------------   ---------
GOVERNMENT SECURITIES FUND
    CLASS A
   12/31/2002                 $    12.12       13.4    $    76,338         1.25               3.90          52
   12/31/2001(c)                   11.18        4.9         70,551         1.39               4.46         317
   12/31/2000                      11.18       12.9         70,909         1.41               5.69         622
   12/31/1999                      10.47       (6.4)        84,904         1.36               6.00         313
   12/31/1998                      11.90        9.0        103,032         1.38               5.80         106

    CLASS B
   12/31/2002                      12.12       12.6         16,878         2.00               3.15          52
   12/31/2001(c)                   11.17        4.1         13,249         2.14               3.71         317
   12/31/2000                      11.18       12.1         10,343         2.16               4.94         622
   12/31/1999                      10.47       (7.1)         9,430         2.11               5.25         313
   12/31/1998                      11.90        8.2          9,657         2.13               5.05         106

    CLASS Y
   12/31/2002                      12.11       13.7          6,822         0.87               4.28          52
   12/31/2001(c)                   11.17        5.3          4,821         1.00               4.85         317
   12/31/2000                      11.17       13.5          4,593         1.01               6.09         622
   12/31/1999                      10.44       (6.3)         2,754         1.11               6.25         313
   12/31/1998                      11.88        9.3          3,404         1.13               6.05         106

                                    NOTES TO
                              FINANCIAL STATEMENTS

                          NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2002

1. ORGANIZATION. CDC Nvest Funds Trust I and CDC Nvest Funds Trust II (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the taxable fixed income funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports. The following table provides a list of the Funds included in this report.

CDC NVEST FUNDS TRUST I:
CDC Nvest Bond Income Fund (the "Bond Income Fund")
CDC Nvest Strategic Income Fund (the "Strategic Income Fund")
CDC Nvest Government Securities Fund (the "Government Securities Fund")

CDC NVEST FUNDS TRUST II:
CDC Nvest Short Term Bond Fund (the "Short Term Bond Fund"), formerly CDC Nvest Short Term Corporate Income Fund
CDC Nvest High Income Fund (the "High Income Fund")
CDC Nvest Limited Term U.S. Government Fund (the "Limited Term U.S. Government Fund")

High Income Fund offers Class A, Class B, and Class C shares. Bond Income Fund, Strategic Income Fund, Short Term Bond Fund and Limited Term U.S. Government Fund each offer Class A, Class B, Class C and Class Y shares. Government Securities Fund offers Class A, Class B and Class Y shares. Class A shares of all Funds except Short Term Bond Fund and Limited Term U.S. Government Fund are sold with a maximum front end sales charge of 4.50%. Class A shares of Short Term Bond and Limited Term U.S. Government Fund are sold with a maximum front end sales charge of 3.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service determines valuations for normal, institutional size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.

Certain securities held by the Funds were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

b. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

d. OPTIONS. The Limited Term U.S. Government Fund and Government Securities Fund may use options to hedge against changes in the values of securities each Fund owns or expects to purchase. Writing puts and buying calls tends to increase a Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge a Fund's investments, the potential risk to the Fund is that the change in the value of option contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by the dealers.

e. INTEREST RATE FUTURES CONTRACTS. The Limited Term U.S. Government Fund and Government Securities Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities each Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

f. FEDERAL AND FOREIGN INCOME TAXES. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

g. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, capital loss carryforwards, paydowns on mortgage-backed securities and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

h. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

3. PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 2002, purchases and sales of securities (excluding short-term investments) were as follows:

                                           U.S. GOVERNMENT/AGENCY                 OTHER SECURITIES
                                     ---------------------------------   ---------------------------------
   FUND                                 PURCHASES           SALES           PURCHASES           SALES
   ----                              ---------------   ---------------   ---------------   ---------------
Short Term Bond Fund                 $    11,850,968   $     6,706,008   $    16,604,998   $    24,554,984
Bond Income Fund                          95,397,823        85,243,768       118,017,057       113,708,835
High Income Fund                           1,505,930         2,135,930        61,339,242        72,550,501
Strategic Income Fund                      1,706,621         1,722,666        63,163,448        92,537,837
Limited Term U.S. Government Fund        110,902,427       105,382,806         8,233,301        10,027,256
Government Securities Fund                49,390,308        45,494,512                --                --

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

a. MANAGEMENT FEES. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                                PERCENTAGE OF AVERAGE DAILY NET ASSETS
                                     ------------------------------------------------------------
                                         FIRST           NEXT            NEXT            NEXT
   FUND                              $100 MILLION    $100 MILLION    $300 MILLION    $500 MILLION
   ----                              ------------    ------------    ------------    ------------
Short Term Bond Fund                    0.550%          0.550%          0.510%          0.470%
Bond Income Fund                        0.500%          0.375%          0.375%          0.375%
High Income Fund                        0.700%          0.700%          0.650%          0.650%
Strategic Income Fund                   0.650%          0.650%          0.600%          0.600%
Limited Term U.S. Government Fund       0.570%          0.570%          0.545%          0.520%
Government Securities Fund              0.550%          0.550%          0.525%          0.500%

For the year ended December 31, 2002, the management fees and waivers for each Fund were as follows:

                                        GROSS        WAIVER OF       NET         PERCENTAGE OF AVERAGE
                                      MANAGEMENT    MANAGEMENT    MANAGEMENT       DAILY NET ASSETS
   FUND                                  FEE           FEE           FEE          GROSS         NET
   ----                              ------------   ----------   ------------   ----------    --------
Short Term Bond Fund                 $    333,517   $  143,422   $    190,095     0.550%        0.313%
Bond Income Fund                        1,317,903           --      1,317,903     0.414%        0.414%
High Income Fund                          407,408           --        407,408     0.700%        0.700%
Strategic Income Fund                   1,404,810           --      1,404,810     0.646%        0.646%
Limited Term U.S. Government Fund         774,861           --        774,861     0.570%        0.570%
Government Securities Fund                502,700           --        502,700     0.550%        0.550%

b. ACCOUNTING AND ADMINISTRATIVE EXPENSE. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"), performs certain accounting and administrative services for the Funds and has subcontracted with Investors Bank and Trust to serve as sub-administrator. Pursuant to an agreement among the Trusts, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

               (1) PERCENTAGE OF ELIGIBLE AVERAGE DAILY NET ASSETS

                       FIRST        NEXT         OVER
                    $5 BILLION   $5 BILLION   $10 BILLION
                    ----------   ----------   -----------
                      0.0350%      0.0325%      0.0300%

               or

               (2) Each Trust's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

Funds that became effective after January 1, 2001 pay an annual fee of $70,000 ($100,000 for multi-manager funds).

For the year ended December 31, 2002, fees paid to CIS for accounting and administrative expense were as follows:

                                         ACCOUNTING
                                            AND          PERCENTAGE OF AVERAGE
   FUND                                ADMINISTRATIVE       DAILY NET ASSETS
   ----                                --------------    ---------------------
Short Term Bond Fund                   $       34,654            0.057%
Bond Income Fund                              181,783            0.057%
High Income Fund                               32,625            0.056%
Strategic Income Fund                         124,140            0.057%
Limited Term U.S. Government Fund              78,121            0.057%
Government Securities Fund                     52,701            0.058%

Effective January 1, 2003, the annual aggregate fee based on average daily net assets changed to 0.060% on the first $5 billion in average daily net assets, 0.050% on the next $5 billion in average daily net assets, and 0.045% on average daily net assets over $10 billion. The annual aggregate minimum fee also changed to $3.36 million.

c. TRANSFER AGENT FEES. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Classes A, B and C pay service fees monthly representing the higher amount based on the following calculations:

               (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in bond funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

                                  FIRST           NEXT             OVER
                              $1.2 BILLION   NEXT $5 BILLION   $6.2 BILLION
                                 0.142%           0.135%          0.130%

                   Each Class of shares is subject to an annual class minimum of $18,000.

                   or

               (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $1.7 million.

In addition, pursuant to other servicing agreements, Class A, B and C pay service fees to other firms that provide similar services for their own shareholder accounts.

Class Y shareholders pay service fees monthly at an annual rate of 0.10% of their average daily net assets.

CIS and BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the year ended December 31, 2002, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                     TRANSFER AGENT
   FUND                                    FEE
   ----                              --------------
Short Term Bond Fund                 $      122,166
Bond Income Fund                            425,926
High Income Fund                            103,655
Strategic Income Fund                       348,358
Limited Term U.S. Government Fund           224,651
Government Securities Fund                  145,812

Effective January 1, 2003, the annual aggregate minimum fee changed to $1.5 million.

d. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS North America), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. Also under the Class A Plan, Limited Term U.S. Government Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares as reimbursement for expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of the Fund's Class A shares.

Under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended December 31, 2002, the Funds paid the following service and distribution fees:

                                                SERVICE FEE                      DISTRIBUTION FEE
                                     ---------------------------------   ---------------------------------
                                      CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C
                                     ---------   ---------   ---------   ---------   ---------   ---------
Short Term Bond Fund                 $ 131,799   $  14,355   $   4,411   $      --   $  43,064   $  13,233
Bond Income Fund                       397,181     328,592      25,770          --     985,775      77,311
High Income Fund                        67,018      70,521       7,876          --     211,562      23,626
Strategic Income Fund                  226,621     246,058      69,366          --     738,172     208,096
Limited Term U.S. Government Fund      266,966      36,025      17,154     106,787     108,076      51,461
Government Securities Fund             177,887      35,510          --          --     106,529          --

Prior to September 13, 1993 for Short Term Bond Fund and Bond Income Fund and September 24, 1993 for Limited Term U.S. Government Fund and Government Securities Fund, to the extent that reimbursable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward at December 31, 2002 were as follows:

   FUND
   ----
Short Term Bond Fund                 $  1,929,283
Bond Income Fund                        1,919,349
Limited Term U.S. Government Fund       2,272,723
Government Securities Fund              1,583,658

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the year ended December 31, 2002 were as follows:

   FUND
   ----
Short Term Bond Fund                 $     65,898
Bond Income Fund                          754,686
High Income Fund                          169,306
Strategic Income Fund                     407,566
Limited Term U.S. Government Fund         193,028
Government Securities Fund                210,835

e. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Asset Management Distributors, L.P., CDC IXIS North America, CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $7,000 while each committee chairman receives a retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional committee and board meeting, in excess of four meetings per year, at the rate of $1,750 and $4,500, respectively. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

f. PUBLISHING SERVICES. CIS Performs certain desktop publishing services for the Funds. Fees for these services are presented in the Statements of Operations as Shareholder Reporting. For the year ended December 31, 2002, amounts paid to CIS as compensation for these services were as follows:

                                     PUBLISHING SERVICES
   FUND                                     FEES
   ----                              -------------------
Short Term Bond Fund                            $  3,217
Bond Income Fund                                   5,471
High Income Fund                                   2,941
Strategic Income Fund                              2,321
Limited Term U.S. Government Fund                  3,217
Government Securities Fund                         2,371

5. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                                   SHORT TERM BOND FUND
                                                              -------------------------------------------------------------
                                                                       YEAR ENDED                        YEAR ENDED
                                                                   DECEMBER 31, 2002                DECEMBER 31, 2001(a)
                                                              ---------------------------       ---------------------------
                                                                SHARES         AMOUNT             SHARES         AMOUNT
                                                              ----------   --------------       ----------   --------------
CLASS A:
  Shares sold                                                  1,307,521   $    9,171,480        1,053,451   $    7,544,528
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                         244,042        1,710,049          295,720        2,106,444
                                                              ----------   --------------       ----------   --------------
                                                               1,551,563       10,881,529        1,349,171        9,650,972
  Shares repurchased                                          (2,743,247)     (19,285,515)      (1,533,306)     (10,903,583)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                     (1,191,684)  $   (8,403,986)        (184,135)  $   (1,252,611)
                                                              ----------   --------------       ----------   --------------

CLASS B:
  Shares sold                                                    517,482   $    3,624,323          256,722   $    1,835,868
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                          25,102          175,421           22,658          161,214
                                                              ----------   --------------       ----------   --------------
                                                                 542,584        3,799,744          279,380        1,997,082
  Shares repurchased                                            (307,522)      (2,144,677)        (134,863)        (962,104)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                        235,062   $    1,655,067          144,517   $    1,034,978
                                                              ----------   --------------       ----------   --------------

CLASS C:
  Shares sold                                                    484,184   $    3,369,792           73,455   $      522,600
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                           3,917           27,312            2,872           20,383
                                                              ----------   --------------       ----------   --------------
                                                                 488,101        3,397,104           76,327          542,983
  Shares repurchased                                             (71,311)        (495,107)         (55,323)        (395,146)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                        416,790   $    2,901,997           21,004   $      147,837
                                                              ----------   --------------       ----------   --------------

CLASS Y:
  Shares sold                                                     72,211   $      520,700           34,212   $      244,904
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                           2,987           21,005              153            1,096
                                                              ----------   --------------       ----------   --------------
                                                                  75,198          541,705           34,365          246,000
  Shares repurchased                                             (29,873)        (221,192)          (2,806)         (20,395)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                         45,325   $      320,513           31,559   $      225,605
                                                              ----------   --------------       ----------   --------------
  Increase (decrease) derived from capital shares
    transactions                                                (494,507)  $   (3,526,409)          12,945   $      155,809
                                                              ==========   ==============       ==========   ==============

(a) For the period October 1, 2001 (commencement of operations) through December 31, 2001 for Class Y shares.

                                                                                   BOND INCOME FUND
                                                              -------------------------------------------------------------
                                                                       YEAR ENDED                        YEAR ENDED
                                                                   DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                              ---------------------------       ---------------------------
                                                                SHARES         AMOUNT             SHARES         AMOUNT
                                                              ----------   --------------       ----------   --------------
CLASS A:
  Shares sold                                                  2,761,031   $   30,947,862        3,447,705   $   40,347,344
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                         630,044        7,028,137          793,770        9,313,490
                                                              ----------   --------------       ----------   --------------
                                                               3,391,075       37,975,999        4,241,475       49,660,834
  Shares repurchased                                          (5,298,328)     (59,054,703)      (4,440,794)     (51,917,547)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                     (1,907,253)  $  (21,078,704)        (199,319)  $   (2,256,713)
                                                              ----------   --------------       ----------   --------------

CLASS B:
  Shares sold                                                  5,113,116   $   57,147,872        3,873,088   $   45,336,465
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                         309,169        3,449,629          390,437        4,579,223
                                                              ----------   --------------       ----------   --------------
                                                               5,422,285       60,597,501        4,263,525       49,915,688
  Shares repurchased                                          (3,908,528)     (43,564,808)      (1,978,772)     (23,154,898)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                      1,513,757   $   17,032,693        2,284,753   $   26,760,790
                                                              ----------   --------------       ----------   --------------

CLASS C:
  Shares sold                                                    138,295   $    1,555,372          196,137   $    2,299,999
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                          26,871          299,976           38,608          453,189
                                                              ----------   --------------       ----------   --------------
                                                                 165,166        1,855,348          234,745        2,753,188
  Shares repurchased                                            (354,452)      (3,952,429)        (334,314)      (3,927,346)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                       (189,286)  $   (2,097,081)         (99,569)  $   (1,174,158)
                                                              ----------   --------------       ----------   --------------

CLASS Y:
  Shares sold                                                    411,293   $    4,623,829          567,048   $    6,671,918
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                          80,315          898,601           73,368          863,333
                                                              ----------   --------------       ----------   --------------
                                                                 491,608        5,522,430          640,416        7,535,251
  Shares repurchased                                            (363,731)      (4,077,509)        (362,635)      (4,256,817)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                        127,877   $    1,444,921          277,781   $    3,278,434
                                                              ----------   --------------       ----------   --------------
  Increase (decrease) derived from capital shares
    transactions                                                (454,905)  $   (4,698,171)       2,263,646   $   26,608,353
                                                              ==========   ==============       ==========   ==============

                                                                                     HIGH INCOME FUND
                                                              -------------------------------------------------------------
                                                                       YEAR ENDED                        YEAR ENDED
                                                                   DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                              ---------------------------       ---------------------------
                                                                SHARES         AMOUNT             SHARES         AMOUNT
                                                              ----------   --------------       ----------   --------------
CLASS A:
  Shares sold                                                  2,021,612   $    8,897,208        1,247,804   $    7,562,671
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                         317,560        1,396,013          523,610        3,018,437
                                                              ----------   --------------       ----------   --------------
                                                               2,339,172       10,293,221        1,771,414       10,581,108
  Shares repurchased                                          (3,663,855)     (16,220,139)      (2,557,348)     (14,947,178)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                     (1,324,683)  $   (5,926,918)        (785,934)  $   (4,366,070)
                                                              ----------   --------------       ----------   --------------

CLASS B:
  Shares sold                                                  1,040,581   $    4,725,693        1,452,751   $    8,597,030
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                         201,776          889,901          317,495        1,829,605
                                                              ----------   --------------       ----------   --------------
                                                               1,242,357        5,615,594        1,770,246       10,426,635
  Shares repurchased                                          (2,675,203)     (11,769,699)      (2,439,710)     (14,006,958)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                     (1,432,846)  $   (6,154,105)        (669,464)  $   (3,580,323)
                                                              ----------   --------------       ----------   --------------

CLASS C:
  Shares sold                                                     90,003   $      403,036          360,599   $    2,104,845
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                          26,503          116,430           43,294          252,141
                                                              ----------   --------------       ----------   --------------
                                                                 116,506          519,466          403,893        2,356,986
  Shares repurchased                                            (324,456)      (1,450,446)        (427,671)      (2,548,968)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                       (207,950)  $     (930,980)         (23,778)  $     (191,982)
                                                              ----------   --------------       ----------   --------------

CLASS Y:
  Shares sold                                                         --   $           --               --   $           --
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                              --               --               --               --
                                                              ----------   --------------       ----------   --------------
                                                                      --               --               --               --
  Shares repurchased                                                  --               --               --               --
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                             --   $           --               --   $           --
                                                              ----------   --------------       ----------   --------------
  Increase (decrease) derived from capital shares
    transactions                                              (2,965,479)  $  (13,012,003)      (1,479,176)  $   (8,138,375)
                                                              ==========   ==============       ==========   ==============

                                                                                  STRATEGIC INCOME FUND
                                                              -------------------------------------------------------------
                                                                       YEAR ENDED                        YEAR ENDED
                                                                   DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                              ---------------------------       ---------------------------
                                                                SHARES         AMOUNT             SHARES         AMOUNT
                                                              ----------   --------------       ----------   --------------
CLASS A:
  Shares sold                                                  1,233,640   $   12,489,877          942,976   $    9,851,828
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                         428,477        4,343,680          710,648        7,330,700
                                                              ----------   --------------       ----------   --------------
                                                               1,662,117       16,833,557        1,653,624       17,182,528
  Shares repurchased                                          (2,583,795)     (26,064,953)      (2,958,307)     (30,455,609)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                       (921,678)  $   (9,231,396)      (1,304,683)  $  (13,273,081)
                                                              ----------   --------------       ----------   --------------

CLASS B:
  Shares sold                                                    996,177   $   10,066,847        1,049,379   $   10,945,846
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                         364,119        3,688,894          592,151        6,108,437
                                                              ----------   --------------       ----------   --------------
                                                               1,360,296       13,755,741        1,641,530       17,054,283
  Shares repurchased                                          (2,502,784)     (25,285,670)      (2,433,883)     (24,987,009)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                     (1,142,488)  $  (11,529,929)        (792,353)  $   (7,932,726)
                                                              ----------   --------------       ----------   --------------

CLASS C:
  Shares sold                                                    331,088   $    3,346,746          336,952   $    3,647,683
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                         101,770        1,030,223          190,747        1,874,620
                                                              ----------   --------------       ----------   --------------
                                                                 432,858        4,376,969          527,699        5,522,303
  Shares repurchased                                            (771,825)      (7,794,721)      (1,047,238)     (10,766,581)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                       (338,967)  $   (3,417,752)        (519,539)  $   (5,244,278)
                                                              ----------   --------------       ----------   --------------

CLASS Y:
  Shares sold                                                     68,699   $      692,601           37,158   $      382,879
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                           4,144           42,230            3,567           36,701
                                                              ----------   --------------       ----------   --------------
                                                                  72,843          734,831           40,725          419,580
  Shares repurchased                                             (21,066)        (211,862)         (26,758)        (273,469)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                         51,777   $      522,969           13,967   $      146,111
                                                              ----------   --------------       ----------   --------------
  Increase (decrease) derived from capital shares
    transactions                                              (2,351,356)  $  (23,656,108)      (2,602,608)  $  (26,303,974)
                                                              ==========   ==============       ==========   ==============

                                                                            LIMITED TERM U.S. GOVERNMENT FUND
                                                              -------------------------------------------------------------
                                                                       YEAR ENDED                        YEAR ENDED
                                                                   DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                              ---------------------------       ---------------------------
                                                                SHARES         AMOUNT             SHARES         AMOUNT
                                                              ----------   --------------       ----------   --------------
CLASS A:
  Shares sold                                                  2,338,561   $   26,950,560        2,445,579   $   27,653,033
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                         348,652        4,025,182          396,187        4,499,196
                                                              ----------   --------------       ----------   --------------
                                                               2,687,213       30,975,742        2,841,766       32,152,229
  Shares repurchased                                          (3,260,141)     (37,525,210)      (3,883,682)     (43,935,146)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                       (572,928)  $   (6,549,468)      (1,041,916)  $  (11,782,917)
                                                              ----------   --------------       ----------   --------------

CLASS B:
  Shares sold                                                    706,265   $    8,186,137          399,797   $    4,554,320
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                          40,792          470,419           39,402          446,829
                                                              ----------   --------------       ----------   --------------
                                                                 747,057        8,656,556          439,199        5,001,149
  Shares repurchased                                            (620,421)      (7,125,410)        (244,043)      (2,767,660)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                        126,636   $    1,531,146          195,156   $    2,233,489
                                                              ----------   --------------       ----------   --------------

CLASS C:
  Shares sold                                                    570,784   $    6,611,629          256,551   $    2,890,430
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                          17,765          205,133           20,583          233,332
                                                              ----------   --------------       ----------   --------------
                                                                 588,549        6,816,762          277,134        3,123,762
  Shares repurchased                                            (414,627)      (4,814,349)        (355,306)      (4,028,016)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                        173,922   $    2,002,413          (78,172)  $     (904,254)
                                                              ----------   --------------       ----------   --------------

CLASS Y:
  Shares sold                                                    987,271   $   11,289,831           74,432   $      855,152
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                          34,738          402,928           15,149          173,303
                                                              ----------   --------------       ----------   --------------
                                                               1,022,009       11,692,759           89,581        1,028,455
  Shares repurchased                                            (599,695)      (6,901,951)         (78,549)        (893,943)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                        422,314   $    4,790,808           11,032   $      134,512
                                                              ----------   --------------       ----------   --------------
  Increase (decrease) derived from capital shares
    transactions                                                 149,944   $    1,774,899         (913,900)  $  (10,319,170)
                                                              ==========   ==============       ==========   ==============

                                                                                GOVERNMENT SECURITIES FUND
                                                              -------------------------------------------------------------
                                                                       YEAR ENDED                        YEAR ENDED
                                                                   DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                              ---------------------------       ---------------------------
                                                                SHARES         AMOUNT             SHARES         AMOUNT
                                                              ----------   --------------       ----------   --------------
CLASS A:
  Shares sold                                                  1,163,096   $   13,583,368        1,567,340   $   17,673,623
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                         243,169        2,819,415          270,123        3,048,950
                                                              ----------   --------------       ----------   --------------
                                                               1,406,265       16,402,783        1,837,463       20,722,573
  Shares repurchased                                          (1,419,343)     (16,327,594)      (1,866,222)     (20,982,105)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                        (13,078)  $       75,189          (28,759)  $     (259,532)
                                                              ----------   --------------       ----------   --------------

CLASS B:
  Shares sold                                                    712,314   $    8,363,857          505,361   $    5,709,885
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                          36,766          427,149           33,898          382,953
                                                              ----------   --------------       ----------   --------------
                                                                 749,080        8,791,006          539,259        6,092,838
  Shares repurchased                                            (541,866)      (6,269,688)        (278,665)      (3,146,944)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                        207,214   $    2,521,318          260,594   $    2,945,894
                                                              ----------   --------------       ----------   --------------

CLASS C:
  Shares sold                                                         --   $           --               --   $           --
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                              --               --               --               --
                                                              ----------   --------------       ----------   --------------
                                                                      --               --               --               --
  Shares repurchased                                                  --               --               --               --
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                             --   $           --               --   $           --
                                                              ----------   --------------       ----------   --------------

CLASS Y:
  Shares sold                                                    220,420   $    2,524,097           63,952   $      728,747
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income                          24,957          289,414           21,989          245,868
                                                              ----------   --------------       ----------   --------------
                                                                 245,377        2,813,511           85,941          974,615
  Shares repurchased                                            (114,051)      (1,321,509)         (65,429)        (740,483)
                                                              ----------   --------------       ----------   --------------
  Net increase (decrease)                                        131,326   $    1,492,002           20,512   $      234,132
                                                              ----------   --------------       ----------   --------------
  Increase (decrease) derived from capital shares
    transactions                                                 325,462   $    4,088,509          252,347   $    2,920,494
                                                              ==========   ==============       ==========   ==============

6. LINE OF CREDIT. High Income Fund and Strategic Income Fund, along with certain other portfolios that comprise the CDC Nvest Funds Trusts participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 2, 2001. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 2002.

7. SECURITY LENDING. The Funds have each entered into an agreement with a third party to lend their securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to third parties and the value of collateral held by the Funds with respect to such loans at December 31, 2002, is as follows:

                                        MARKET VALUE OF      VALUE OF COLLATERAL
   FUND                               SECURITIES ON LOAN           RECEIVED
   ----                               ------------------     -------------------
Short Term Bond Fund                  $        7,282,711     $         7,437,750
Bond Income Fund                              22,705,446              23,165,109
High Income Fund                               5,441,050               5,577,060
Strategic Income Fund                          4,785,589               4,930,950
Limited Term U.S. Government Fund              5,184,547               5,297,245
Government Securities Fund                    19,419,641              19,837,500

8. CONTINGENT EXPENSE OBLIGATION. CDC IXIS Advisers has given a binding undertaking to Short Term Corporate Income Fund to defer its management fee and, if necessary, bear certain expenses associated with the Fund to limit its operating expenses. This limitation is in effect until May 1, 2002 and will be reevaluated on an annual basis.

If in the following fiscal year the actual operating expenses of a Fund that previously received a deferral or reimbursement are less than the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At December 31, 2002, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

                                            EXPENSE LIMIT AS A PERCENTAGE
                                             OF AVERAGE DAILY NET ASSETS          EXPENSES SUBJECT
                                      ----------------------------------------      TO POSSIBLE
     FUND                             CLASS A    CLASS B    CLASS C    CLASS Y     REIMBURSEMENT
     ----                             -------    -------    -------    -------    ----------------
Short Term Bond Fund                   0.90%      1.65%      1.65%      0.65%       $    290,103

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of CDC Nvest Funds Trust I and CDC Nvest Funds Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CDC Nvest Short Term Bond Fund, CDC Nvest Bond Income Fund, CDC Nvest High Income Fund, CDC Nvest Strategic Income Fund, CDC Nvest Limited Term U.S. Government Fund, and CDC Nvest Government Securities Fund (series of CDC Nvest Funds Trust I or CDC Nvest Funds Trust II hereafter referred to as the "Funds") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2003

                              TRUSTEES' INFORMATION

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

                                 POSITION(S) HELD WITH                                                NUMBER OF PORTFOLIOS IN
                                 FUNDS, LENGTH OF TIME             PRINCIPAL OCCUPATION(S)           FUND COMPLEX OVERSEEN AND
   NAME, AGE AND ADDRESS      SERVED AND TERM OF OFFICE(1)           DURING PAST 5 YEARS              OTHER DIRECTORSHIPS HELD
---------------------------   ----------------------------   -----------------------------------   ------------------------------
INDEPENDENT TRUSTEES

GRAHAM T. ALLISON, JR. (63)          Trustee(2)(3);          Douglas Dillon Professor and          27; Director, Taubman Centers,
399 Boylston Street                     19 years             Director for the Belfer Center of     Inc.; Board Member, USEC Inc.
Boston, MA 02116                                             Science and International Affairs,
                                                             John F. Kennedy School of
                                                             Government, Harvard University

DANIEL M. CAIN (58)              Trustee, Chairman(1);       President and CEO, Cain Brothers &    27; Trustee, Universal Health
452 Fifth Avenue                         7 years             Company, Incorporated (investment     Realty Income Trust; Director,
New York, NY 10018                                           banking)                              eBenX, Inc.; Director, PASC

KENNETH J. COWAN (71)           Trustee, Chairman(2)(3);     Retired                               27;
399 Boylston Street                     28 years                                                   None
Boston, MA 02116

RICHARD DARMAN (59)                  Trustee(2)(3);          Partner, The Carlyle Group            27; Director and Vice
399 Boylston Street                      7 years             (investments); Professor, John F.     Chairman, AES Corporation
Boston, MA 02116                                             Kennedy School of Government,
                                                             Harvard University

SANDRA O. MOOSE (61)                  Trustee(1);            Senior Vice President and Director,   27; Director, Verizon
One Exchange Place                      21 years             The Boston Consulting Group, Inc.     Communications; Director, Rohm
Boston, MA 02109                                             (management consulting)               and Haas Company

JOHN A. SHANE (70)                    Trustee(1);            President, Palmer Service             27; Director, Eastern Bank
200 Unicorn Park Drive                  21 years             Corporation (venture capital          Corporation; Director, Gensym
Woburn, MA 01801                                             organization)                         Corporation; Director,
                                                                                                   Overland Storage, Inc.;
                                                                                                   Director, ABT Associates Inc.

PENDLETON P. WHITE (72)              Trustee(2)(3);          Retired                               27;
6 Breckenridge Lane                     22 years                                                   None
Savannah, GA 31411

INTERESTED TRUSTEES

JOHN T. HAILER (42)               President and Chief        President and Chief Executive         27;
399 Boylston Street           Executive Officer, Trustee;    Officer, CDC IXIS Asset Management    None(2)
Boston, MA 02116                       3 years               Distributors, L.P.; Senior Vice
                                                             President, Fidelity Investments

                                                                                                       NUMBER OF PORTFOLIOS IN
                                 POSITION(S) HELD WITH                                                  FUND COMPLEX OVERSEEN
                                 FUNDS, LENGTH OF TIME             PRINCIPAL OCCUPATION(S)             AND OTHER DIRECTORSHIPS
   NAME, AGE AND ADDRESS      SERVED AND TERM OF OFFICE(1)           DURING PAST 5 YEARS                         HELD
---------------------------   ----------------------------   -----------------------------------   ------------------------------
INTERESTED TRUSTEES
(CONTINUED)

PETER S. VOSS (56)               Chairman of the Board,      Director, President and Chief         27;
399 Boylston Street                     Trustee;             Executive Officer, CDC IXIS Asset     Trustee of Harris
Boston, MA 02116                        11 years             Management North America, L.P.        Associates Investment
                                                                                                   Trust(3)

OFFICERS

MARK E. BRADLEY (43)                   Treasurer;            Senior Vice President, CDC IXIS       27;
399 Boylston Street                  Not Applicable          Asset Management Services; Senior     None
Boston, MA 02116                                             Vice President, CDC IXIS Asset
                                                             Management Advisers; Vice President
                                                             and Assistant Treasurer, MFS
                                                             Investment Management

JOHN E. PELLETIER (38)            Secretary and Clerk;       Senior Vice President, General        27;
399 Boylston Street                  Not Applicable          Counsel, Secretary and Clerk, CDC     None
Boston, MA 02116                                             IXIS Distribution Corporation;
                                                             Senior Vice President, General
                                                             Counsel, Secretary and Clerk, CDC
                                                             IXIS Asset Management Distributors,
                                                             L.P.; Senior Vice President,
                                                             General Counsel, Secretary and
                                                             Clerk, CDC IXIS Asset Management
                                                             Advisers, L.P.; Executive Vice
                                                             President, General Counsel,
                                                             Secretary, Clerk and Director,
                                                             CDC IXIS Asset Management Services,
                                                             Inc.

(1) Member of Audit Committee.
(2) Member of Contract Review Committee.
(3) Member of Governance Committee.

(1) All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72.
(2) Mr. Hailer is an "interested person" of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds
    Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P.
(3) Mr. Voss is an "interested person" of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds
    Trusts: Director of CDC IXIS Asset Management Services; Director of CDC IXIS Asset Management Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates, Inc. Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Jurika & Voyles, Inc.; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Global Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McCullough, Inc.

                             REGULAR INVESTING PAYS

                                           FIVE GOOD REASONS TO INVEST REGULARLY

1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market.

With Investment Builder, CDC Nvest Funds' automatic investment program, you can invest as little as $100 a month in your CDC Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  THE POWER OF MONTHLY INVESTING

[CHART]

                   25 YEARS
 $100              $ 95,837
 $200              $191,673
 $500              $479,183


Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any CDC Nvest Funds. The value and return on CDC Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current CDC Nvest Funds account. To add Investment Builder to your account today, call your financial advisor or CDC Nvest Funds at 800-225-5478.

PLEASE CALL CDC NVEST FUNDS FOR A PROSPECTUS, WHICH CONTAINS MORE INFORMATION, INCLUDING CHARGES AND OTHER ONGOING EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                              SAVING FOR RETIREMENT

                                        AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

                                                    TWO HYPOTHETICAL INVESTMENTS

[CHART]

              AGE 30       AGE 40       AGE 65
Investor A      0                       $214,295
Investor B                   0          $157,909

Assumes an 8% fixed rate of return. This illustration does not reflect the effect of any taxes. Results are not indicative of the past or future results of any CDC Nvest Fund. The value and returns on CDC Nvest funds will fluctuate with changing market conditions.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

CDC Nvest Funds has prepared a number of informative retirement planning guides. Call your financial advisor or CDC Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization - The value of a company's issued and outstanding common stock, as priced by the market: NUMBER OF OUTSTANDING SHARES X CURRENT MARKET PRICE OF A SHARE = MARKET CAPITALIZATION.

Price/Earnings Ratio - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

30-day SEC yield - a standard yield calculation developed by the Securities and Exchange Commission (SEC) based on the most recent 30-day period covered by the fund's SEC filings. It reflects the dividend and interest earned during the period minus fund expenses.

                                 CDC NVEST FUNDS

                         CDC Nvest AEW Real Estate Fund
                             CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                          CDC Nvest Capital Growth Fund
             CDC Nvest Cash Management Trust -- Money Market Series*
                      CDC Nvest Government Securities Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                       CDC Nvest International Equity Fund
                  CDC Nvest Jurika & Voyles Relative Value Fund
                 CDC Nvest Jurika & Voyles Small Cap Growth Fund
                         CDC Nvest Large Cap Growth Fund
                         CDC Nvest Large Cap Value Fund
                   CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                         CDC Nvest Municipal Income Fund
                              CDC Nvest Select Fund
                         CDC Nvest Short Term Bond Fund
                          CDC Nvest Star Advisers Fund
                           CDC Nvest Star Growth Fund
                          CDC Nvest Star Small Cap Fund
                            CDC Nvest Star Value Fund
                          CDC Nvest Star Worldwide Fund
                         CDC Nvest Strategic Income Fund
                         CDC Nvest Targeted Equity Fund
                    CDC Nvest Tax Exempt Money Market Trust*

     *Investments in money market funds are not insured or guaranteed by the
                         FDIC or any government agency.

                               INVESTMENT MANAGERS

                           AEW Management and Advisors
                            Capital Growth Management
                           Hansberger Global Investors
                         Harris Associates/Oakmark Funds
                                 Jurika & Voyles
                            Loomis, Sayles & Company
                                Mercury Advisors
                                 Miller Anderson
                          Reich & Tang Asset Management
                            RS Investment Management
                        Salomon Brothers Asset Management
                          Vaughan, Nelson, Scarborough
                                  & McCullough
                            Westpeak Global Advisors

   For current fund performance, ask your financial representative, access the
    CDC Nvest Funds website at www.cdcnvestfunds.com, or call CDC Nvest Funds at 800-225-5478 for the current edition of FUND FACTS.

  This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

  CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at www.NASD.com.

[CDC NVEST FUNDS(SM) LOGO]

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                              TO THE HOUSEHOLD OF:

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[GRAPHIC]

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                                                                       IF58-1202